                                  The Sierra
                                Variable Trust



                                 Annual Report

                     For the Year Ended December 31, 1997



                                    SIERRA
                                VARIABLE TRUST
                           A Family of Mutual Funds

                                     C o n t e n t s



                      1                       Message From The President

                      2                             The Year In Review &
                                                    Our Outlook For 1998

                      6                          Individual Fund Reviews

                      28              Statements of Assets & Liabilities

                      30                        Statements of Operations

                      32             Statements of Changes in Net Assets

                      34           Statements of Changes in Net Assets -
                                                  Capital Stock Activity

                      36                         Statement of Cash Flows

                      37                            Financial Highlights

                      51                        Portfolio of Investments

                      71                   Notes to Financial Statements

                      85               Report of Independent Accountants

                      86                 Special Meeting of Shareholders
                                                             (unaudited)

                           The Sierra Variable Trust
    ----------------------------------------------------------------------
                                                             Annual Report


                           Message From the President


Dear Contract Owner:

We are pleased to bring you The Sierra Variable Trust annual report for the year ended December 31, 1997.

I would like to take this opportunity to thank you for your support and trust in the momentous undertakings of the last six months. As you know, the merger of Great Western Financial Corporation, Sierra's former parent company, and Washington Mutual, Inc. on July 1, 1997, has provided opportunities to benefit from increased assets under management while pursuing greater operating efficiencies. I am confident that the results of these initiatives will begin to be realized in the coming months.

This year has been momentous for the U.S. financial markets as well. Against a backdrop of shrinking budget deficits, the lowest unemployment rate in a quarter of a century, and continued moderate inflation, the U.S. stock market achieved its third consecutive year of 20%+ returns.

                 ------------------------------------------
              Some market watchers suggest that the stock market's

              record-setting returns may reflect a new reality in

                       economic and corporate efficiency
                 ------------------------------------------

Some market watchers suggest that the stock market's record-setting returns may reflect a new reality in economic and corporate efficiency. Nevertheless, we believe that the 10% to 12% annual return that stocks have produced during longer periods will remain the rule rather than the exception. Investors should understand that average annual returns in excess of 20% are exceptional and unlikely to continue indefinitely. Future short-term volatility could be sparked by a wide range of developments, including uncertainty in foreign markets and non-financial events such as worldwide weather patterns and the so-called Year 2000 problem (when computer programs could be thrown off by a technical glitch).

Market Highlights

Throughout 1997, the U.S. financial markets turned in some of the best performance around the globe. Stocks rose to record highs while bond yields fell and bond values rose. More people than ever are investing in mutual funds. New investment inflows into stock mutual funds continued to climb in 1997. During 1990, net new cash flow into stock mutual funds was $12.8 billion, according to The Investment Company Institute (ICI). In comparison, during 1996 net new investment reached $221.60 billion, and totaled $176.85 billion through the first nine months of 1997. Overall bond inflows have also risen, to $24.13 billion through the first nine months of 1997, compared with $9.38 billion for the same time period during 1996, according to ICI.

Returns from foreign markets reflected difficult times in some regions, and showed the path to recovery in others. With the Asian market volatility as a backdrop, the average emerging market fund in the Morningstar universe dropped 17.8% during the fourth quarter, down 7.1% on the year. Diversified foreign funds dropped an average of 4.4% during the quarter, but rose 3.3% for the year. Funds that invest solely in Japan were off 18.7% in 1997, while funds dedicated to the emerging and newly emergent markets of the Pacific Rim dropped 35.4%.+

Take A Look at Tax Relief

One of the major events of the year occurred in August, when President Clinton signed The Taxpayer Relief Act of 1997. Among other things, this will reduced the top long-term capital gains tax rate from 28% to 20%. Other provisions of this important legislation introduced new IRA rules and several new types of IRAs. One, called the Roth IRA, allows withdrawals of non-deductible contributions and investment earnings tax and penalty free after five years.

The change in tax legislation may have a significant impact on your personal financial plan and long-term strategy for achieving your financial goals. Your investment professional can help you assess how the new capital gains rules may affect your after-tax portfolio returns. He or she can also assist you in evaluating new strategies for achieving long-term retirement and education-related financial goals. Of course, should you have any questions about your investments, particularly during periods of market volatility. I urge you to speak with your investment professional before making changes to your portfolio.

We at The Sierra Variable Trust welcome the opportunity to continue to serve you in the coming years -- years that we believe will present both challenges and significant opportunities for wealth accumulation.


Sincerely,

/s/ Keith B. Pipes

Keith B. Pipes

President

                                                                        Page
                                                                        -------
                                                                            one

+ Source: Morningstar, Inc.

                           The Sierra Variable Trust
    ----------------------------------------------------------------------
                                                             Annual Report

                            The Year In Review & Our
                                Outlook for 1998


                            ----------------------
                                  Yet Another
                             Banner Year for U.S.
                               Financial Markets
                            ----------------------

U.S investors enjoyed another strong year. Solid economic growth and low inflation helped give the blue-chip Dow Jones Industrial Average an unprecedented third consecutive year of 20%(plus) returns, while the broader Standard & Poor's Composite Index of 500 Stocks (S&P 500) posted a 33.36% total return for the year*+. Meanwhile, government bond yields fell below 6%, pushing bond prices higher.

Overshadowing these results was the well-watched "Asian contagion," a chaos of falling currency values and stock prices throughout Asia, which sent the Dow plummeting a record 554 points on October 27, 1997. The October decline marked the first correction of more than 10% in the Dow Jones industrial average in more than seven years. While the U.S. market quickly recovered, ongoing Asian woes could mean investors face prospects for a more subdued 1998 - a year of slower economic growth, lower investment returns, and higher market volatility.

                             --------------------
                             Large Cap Stocks Led
                                  the Market
                             --------------------

Investors favored the largest, most stable companies and the strongest, most diverse global economies in 1997, in part due to higher market volatility. Financial services firms, broadcasting companies, and advertisers turned in the best performances during the year, while houseware, semiconductor, and paper product firms did the worst.

Smaller company stocks did well for the year, but they did not fare as well as the broader market after the October 27 correction. The small-cap companies lagged the S&P 500, with the Russell 2000 Index up 22.36%**+. Part of this under-performance was due to investors fleeing smaller issues towards the end of 1997 for the perceived comfort of larger stocks as Asia's currency crisis broadened. Sharp drops in technology stocks, which often dominate small-cap growth portfolios, were also a factor. During the second week of December, the Pacific Stock Exchange Technology Index+ dropped 9.8%, its second poorest one-week performance on record.

In the year ahead, the tide could turn back to smaller stocks. Market analysts note that these issues' underlying values have been growing faster than their prices, while many larger companies have become overpriced relative to their underlying values. Smaller companies may also have better earnings prospects. The Wall Street Journal (Dec. 29, 1997) reported that earnings for companies in the Russell 2000 index were expected to rise more than 31% in 1998, compared with 14% for S&P 500 firms. Also, Asia-wary investors may begin to value the reduced overseas exposure of smaller stocks - at 26% - compared with the average 44% overseas exposure of large-cap stocks.


                        Returns for Major Asset Classes
                       (One year ended December 31,1997)

                           [BAR GRAPH APPEARS HERE]

                       Large Co. Stocks          33.36%
                       Small Co. Stocks          22.36%
                       LT Bonds                  14.52%
                       IT Bonds                   7.87%
                       T-Bills (30-Day)           4.90%
                       Intl. Stocks               1.77%




Source: Ibbotson Associates. T-bills represent 30-day U.S. Treasury bills. Intermediate-Term (IT) Bonds are represented by Lehman Brothers Intermediate-Term Government and Corporate Bond Index. Long-Term (LT) Bonds are represented by Lehman Brothers Long-Term Government and Corporate Bond Index. Large Company Stocks are represented by S&P 500 Composite Index. Small Company Stocks are represented by Russell 2000 Stock Index. International Stocks are represented by MSCI EAFE Index. Indices represent unmanaged performance.

T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold.

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

                           The Sierra Variable Trust
                           -----------------------------------------------
                                                             Annual Report

                           Interest Rate Fluctuations

                        30-Year U.S. Treasury Bond Yield
                           Jan 3, 1997 - Dec 31, 1997

                             [GRAPH APPEARS HERE]

                 Source: Bloomberg Business News        High 7.17%
                 30-year Treasury Yields   DJIA         April 11, 1997
                                  6.64%        6448
                  3-Jan-97        6.73%        6544     Low 5.90%
                 10-Jan-97        6.84%        6703     Dec. 26, 1997
                 17-Jan-97        6.82%        6833
                 24-Jan-97        6.89%        6696
                 31-Jan-97        6.79%        6813
                  7-Feb-97        6.70%        6855
                 14-Feb-97        6.52%        6988
                 21-Feb-97        6.64%        6931
                 28-Feb-97        6.80%        6877
                  7-Mar-97        6.81%        7000
                 14-Mar-97        6.94%        6935
                 21-Mar-97        6.97%        6804
                 28-Mar-97        7.09%        6740
                  4-Apr-97        7.12%        6526
                 11-Apr-97        7.17%        6391
                 18-Apr-97        7.05%        6703
                 25-Apr-97        7.14%        6738
                  2-May-97        6.87%        7071
                  9-May-97        6.89%        7169
                 16-May-97        6.90%        7194
                 23-May-97        6.99%        7345
                 30-May-97        6.91%        7331
                  6-Jun-97        6.77%        7435
                 13-Jun-97        6.72%        7782
                 20-Jun-97        6.66%        7796
                 27-Jun-97        6.74%        7687
                  4-Jul-97        6.63%        7895
                 11-Jul-97        6.53%        7921
                 18-Jul-97        6.53%        7890
                 25-Jul-97        6.45%        8113
                  1-Aug-97        6.45%        8194
                  8-Aug-97        6.63%        8031
                 15-Aug-97        6.55%        7694
                 22-Aug-97        6.65%        7887
                 29-Aug-97        6.61%        7622
                  5-Sep-97        6.64%        7822
                 12-Sep-97        6.59%        7742
                 19-Sep-97        6.38%        7917
                 26-Sep-97        6.37%        7922
                  3-Oct-97        6.29%        8038
                 10-Oct-97        6.43%        8045
                 17-Oct-97        6.44%        7847
                 24-Oct-97        6.27%        7715
                 31-Oct-97        6.15%        7442
                  7-Nov-97        6.16%        7581
                 14-Nov-97        6.11%        7572
                 21-Nov-97        6.03%        7881
                 28-Nov-97        6.05%        7823
                  5-Dec-97        6.08%        8149
                 12-Dec-97        5.92%        7838
                 19-Dec-97        5.92%        7755
                 26-Dec-97        5.90%        7679
                 31-Dec-97        5.92%        7908

Source: Bloomberg Business News

                             --------------------
                             Bond Markets Rallied
                               on Low Inflation
                             --------------------

The yield on the bellwether 30-year U.S. Treasury bond (a benchmark of the broader bond market) fell to 5.92% as 1997 ended.* A continued absence of inflation should keep bond yields and prices fairly steady in 1998. The Lehman Brothers Aggregate Bond Index posted a total return of 9.68% for 1997, with much of that return earned in the last six months of the year.*** Bond trading surged during the October stock market correction as investors sought the relative safety of fixed-income investments.

Long-term yields fell through the psychologically important 6% "floor" in December, and some market watchers are wondering, "How much lower can they go?" Some analysts regard the current stock bull market as a natural "catch-up" phenomenon following the high-inflation days of the 1970s and early 1980s. Likewise, some experts believe the bond market is undergoing a comeback from an extended slump that spanned four decades and only ended in 1981, when yields peaked at 15.78%. Since then, the so-called "equity premium" between stock and bond returns has been relatively narrow. From 1982 through 1997 bonds had a real (after inflation) return of 9.4% compared with a real return on stocks of 12.5%, according to Business Week (1/19/98).

Among those buoying the U.S. bond market in 1997 have been Asia-wary investors in stocks, high-yield, and emerging-market bonds, who have sought the relative safety of government-backed U.S. Treasury securities in all maturities. In addition, some investors who traditionally favor mortgage-backed securities have shifted into Treasuries as concern builds that low rates will prompt an increase in mortgage refinancings, potentially resulting in lower returns for mortgage securities. The move to U.S. Treasury securities has contributed to a flattening "yield curve," with little difference between short-and long-term interest rates.


                             [GRAPH APPEARS HERE]

Highs and Lows for 25 years
Stocks               37.43%     -26.47%
Diversified          31.23%     -12.45%

Asset Class Returns
Large Co Stocks      33.36%
Small Co Stocks      22.36%
Int'l Stocks          1.77%
LT Bonds             14.52%
IT Bonds              7.87%
T-Bills (30-Day)      4.90%

Sources: S&P, Russell, MSCI, Lehman Bros


                        The Dow Jones Industrial Average

                       Positive Yet Volatile Performance



Source: Bloomberg Business News. The Dow Jones Industrial Average is an index of 30 stocks and is sometimes used to measure the overall U.S. equity market.+

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

                           The Sierra Variable Trust
                           -----------------------------------------------
                                                             Annual Report


Municipal bond markets closely watched emerging tax legislation in 1997. The passage of The Taxpayer Relief Act of 1997 in August contained few surprises and further reduced investor's concerns about a possible "flat tax." The Lehman Brothers Municipal Bond Index posted a 9.2% total return for the year.***

                             ---------------------

                             International Markets
                              Post Mixed Results

                             ---------------------

Globally, markets generally echoed similar bigger-is-better themes. In the industrialized world, Germany's DAX index rose 47.1%, while in the United Kingdom stocks gained 24.7%. Among the G-7 countries, only Japan's Nikkei index dropped -- losing 21.19%.* ++++ The global weak spot in equity investing was the smaller emerging markets of Asia. Morgan Stanley Capital International's EAFE Index, a composite of 22 national markets, squeezed out a 1.78% total return for 1997, as losses during the second half of the year erased much of its earlier gains.++ ++++

The currency turmoil in Asia may have more long-term effects on the world economy and equity markets. The Organization for Economic Cooperation and Development estimated that the situation in Asia will cause a reduction in expected economic growth worldwide by nearly one-third in 1998.

                           -------------------------

                           Consider Asset Allocation
                                to Manage Risk

                           -------------------------

Maintaining a diversified, well-allocated portfolio of investment assets can help investors weather periods of market turbulence.

Asset allocation refers to the way in which your portfolio is divided among different asset categories, which may include money market, fixed income, and stock investments. An effective asset allocation strategy reflects your personal financial circumstances, such as your investment time horizon, need for current income versus long-term growth, and your tolerance for short-term market fluctuations. You can further diversify your portfolio by investing in a variety of investment subcategories. For example, the stock portion of your portfolio may be diversified among stocks of small, medium, and large companies.

The strong performance of the U.S. stock market since 1994 means that your investment portfolio may have a higher allocation in stocks than you originally intended. Fixed-income investments such as bonds and bond funds can help reduce variability in portfolio returns. While stocks have historically provided higher returns over time and therefore can add important growth potential to your portfolio, bonds can provide steady income even as market values fluctuate. In addition, bond prices can move independently from stock prices over time, helping to reduce investment risk.

For example, the graph to the left compares the highest and lowest annual returns for stocks and a diversified portfolio of stocks and bonds over the last 25 years. While the range of returns for a portfolio of 100% stocks varied from 37% to -26%, the variation was only 31% to -12% in a diversified portfolio. In other words, during this period, a diversified portfolio captured much of the upside potential of stocks, but with dramatically less downside risk. Of course, past performance is not a guarantee of future results.

                 Diversification Can Help Reduce Downside Risk

                       Variability in Investment Returns
                     For the 25-year period ended 12/31/97

                           [BAR GRAPH APPEARS HERE]

                          Stocks       Diversified Portfolio

Highest Annual Return     37.43%              31.23%
Lowest Annual Return     -26.47%             -12.45%


Source: Ibbotson Associates. Stocks are represented by the Standard & Poor's Index of 500 Stocks (S&P 500). Diversified Portfolio represents a portfolio consisting of 40% stocks (S&P 500), 40% long-term bonds (Lehman Brothers Intermediate-Term Government and Corporate Bond Index), and 20% intermediate-term bonds (Lehman Brothers Intermediate-Term Government and Corporate Bond Index). Past performance is not a guarantee of future results. For a more complete discussion about the risks associated with investing in stocks, bonds, and other asset classes, please refer to the notes for the graph on page 2.

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

                           The Sierra Variable Trust
    ----------------------------------------------------------------------
                                                             Annual Report

Including international investments can also help smooth out fluctuations in portfolio returns, since domestic and international stock markets tend to move out of sync over various periods. International securities can pose higher currency and liquidity risks relative to domestic issues. However, higher risks can produce higher returns. Over the 25 years ended December 31, 1997, a portfolio allocated 80% to the S&P 500 and 20% to international stocks represented by the EAFE index earned slightly higher returns with less variability than a portfolio allocated 100% to the S&P 500. Of course, past performance does not guarantee future results.

                              ------------------

                              Outlook for a More
                                 Sober Economy

                              ------------------

The "Goldilocks economy" - not too swift to trigger inflation, but growing enough to keep businesses happy - continued in 1997, with Gross Domestic Product
(GDP) growing at an estimated annualized rate of 3.7%.* However, projections are for GDP to slow to the 2.1% - 2.4% range in 1998. Inflation (measured by the consumer price index) could rise from its current 1.8% to an annual rate of 2.2% to 2.5% by year-end 1998.

This slowdown in economic growth would likely stem from Asia's difficulties. When a foreign currency drops in value in relation to the U.S. Dollar, it becomes relatively more expensive for people in that country to buy American goods. As a result, demand for imports in that area of the world is likely to cool, trimming earnings among multinational U.S. firms that depend on these countries for a solid portion of their business. At the same time, the strong Dollar also makes exports from Asia cheaper for American consumers. That, in turn, could threaten domestic sales of American companies who compete with imports from abroad. Investors may react by driving down the stock prices of those businesses. However, much of this may have been discounted during the October plummet.

On the flip side, it is possible that the troubles in Asia may be insufficient to prevent domestic demands from accelerating. Some U.S. companies report they expect much of their loss of business will be made up through strong sales in Europe and Latin America. Should this scenario occur, it is quite likely the Fed would be forced to take action to try to orchestrate a "soft landing."

Investors should anticipate a less enthusiastic stock market in most areas. Consensus projections for the broad market's year-end 1998 returns are in the 8% to 12% range with higher volatility across all stock sectors.

                           -----------------------

                           Look to Your Investment
                            Professional for Help

                           -----------------------

Following last year's strong stock and bond market performances, now is a good time to review your portfolio with your investment professional to make sure that your portfolio remains on track toward your financial goals. Your investment professional can assist you in evaluating whether your current asset allocation is appropriate for your time frame and the current market environment. An appropriate asset allocation strategy can help reduce the negative impacts of market volatility on your overall investment returns.

The Sierra Variable Trust offers an array of professionally managed investments that may be appropriate for your portfolio. Speak with your investment professional about how long-term investing and The Sierra Variable Trust can help you pursue your financial dreams.

*Source: The Wall Street Journal, January 2, 1998. The S&P 500 is an unmanaged index that is generally considered representative of large-capitalization U.S. stocks. Past performance does not guarantee future results.

**Source: The Frank Russell Company. The Russell 2000 Index is an unmanaged index that is generally considered representative of small-capitalization U.S. stocks. Past performance does not guarantee future results.

***Source: Lehman Brothers, Fixed Income Research.

+The performance of any index is not indicative of the performance of any particular investment and does not take into account brokerage commissions or other expenses associated with purchasing individual investments. Individuals cannot invest directly in any index.

++++ Morgan Stanley Capital International, Global Investment Monitor.

++ Investors cannot invest directly in any index. Past performance does not guarantee future results. Investments in international securities are sometimes subject to somewhat higher taxation and higher currency risk, as well as less liquidity, compared with investments in domestic securities.

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

--------------------------------------------------------------------------------
                            INDIVIDUAL FUND REVIEWS
--------------------------------------------------------------------------------


================================================================================

To Our Contract Owners:

We are pleased to provide you with an overview of the Funds and Portfolios in The Sierra Variable Trust family (except the Global Money Fund) for the year ended December 31, 1997. To help you better understand the high quality investment management available to you as a Sierra Advantage and Sierra Asset Manager (SAM) Contract Owner, we have also included biographies highlighting the individuals managing the Funds.

================================================================================


The Funds of The Sierra Variable Trust may not be purchased directly but are currently available only through the purchase of Sierra Advantage and Sierra Asset Manager (SAM) tax-deferred variable annuities issued by American General Life Insurance Company. Annuity contract owner values will depend not only on the performance of the Funds, but also on the mortality and expense risk charges and the administrative charges under the Sierra Advantage and Sierra Asset Manager (SAM) variable annuity contracts.

--------------------------------------------------------------------------------
                            INDIVIDUAL FUND REVIEWS
--------------------------------------------------------------------------------

Sierra Investment Advisors Corporation

Sierra Investment Advisors Corporation ("Sierra Advisors"), a registered investment advisor, is the investment advisor to The Sierra Variable Trust, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. Sierra Advisors supervises the individual Portfolio Manager's day-to-day management of the Funds in The Sierra Variable Trust Family to ensure that the policies and guidelines are met, and to determine appropriate investment performance measures.

Sierra Investment Services Corporation

Sierra Investment Services Corporation is the investment advisor of each of the Sierra Asset Manager Portfolios. The Advisor provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies (subject to the terms of the Prospectus), analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance.

Stephen C. Scott
Portfolio Manager Sierra Investment Services Corporation

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He is responsible for providing economic analysis, as well as conducting investment analysis and management for the Sierra Asset Management (SAM) Program and Sierra Asset Manager. Mr. Scott is also President and Chief Investment Officer of Sierra Investment Advisors Corporation. Prior to joining Sierra Advisors, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after serving nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.

Michael D. Goth
Chief Operating Officer Sierra Investment Advisors Corporation

Mr. Goth received his B.S. and M.S. degrees from Rensselaer Polytechnic Institute of New York, and M.B.A. from Harvard Business School. He joined the firm in 1991 and is responsible for the supervision of The Sierra Variable Trust's Portfolio Managers. Previously, he served as Vice President of The Boston Company Advisors, Inc. He also served as Executive Vice President of the GIT Mutual Fund Group for over ten years.

Understanding the Enclosed Charts

In order to help you understand The Sierra Variable Trust's investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. The total returns shown for the Funds are not an estimate or guarantee of future performance and do not take into account charges at the annuity and separate account level.

The total returns of the Funds reflect Sierra Advisors' and Sierra Fund Administration Corporation's ("Sierra Administration") voluntary waiver of fees, Sierra Advisors' absorption of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees and expenses had not been waived, absorbed, or reduced by credits.

Both the Funds' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

Yield indicates the net investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

--------------------------------------------------------------------------------
                       SHORT TERM HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Scudder, Stevens & Clark, Inc.

[PHOTO OF THOMAS M.POOR APPEARS HERE]
Thomas M. Poor

Mr. Poor, Managing Director of Scudder, is the portfolio manager for the Short Term High Quality Bond Fund. He is a Chartered Financial Analyst and has been with Scudder since 1970. Mr. Poor has had primary investment management responsibility for the Fund since its inception.

Performance Review:

From the Fund's inception (January 12, 1994) through December 31, 1997, the Short Term High Quality Bond Fund's average annual total return advanced 4.29%. For the 12-month period ended December 31, 1997, the Fund's total return was 5.90%. The Fund's 30-day SEC yield as of December 31, 1997, was 6.05%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

Interest rates during 1997 dropped dramatically, making it a strong year for fixed income investments. Influenced by a steady flow of good news on the inflation front, plus positive movements in unemployment, wages, and corporate productivity, the bond market posted healthy gains during the period. The Fund was impacted most significantly by the strong performance of the corporate bond sector which despite a late-year sell-off that resulted from the Asian currency crisis was still up nearly 10% for 1997. The Fund also benefited from its focus on building a yield advantage over competitive funds in its peer group.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

As interest rates fell, the yield of the 30-year U.S. Treasury Bond ended the year with a flourish, at 5.92%, a drop of 72 basis points or 0.72% from December 31, 1996. While bonds with the longest maturities performed the best in this declining interest rate environment, shorter-term issues also benefited. With benign inflation, slow economic growth, and a potential budget surplus in the foreseeable future, we continue to focus on developing an income advantage in the Fund. We maintained duration, or the Fund's relationship to interest rates changes, in a fairly tight range, while continuing to emphasize the corporate, mortgage and asset-backed sectors, all of which contributed to the Fund's positive performance over the 12 months ended December 31, 1997.

                        Growth of a $10,000 investment
                           [LINE GRAPH APPEARS HERE]

Inception* 10000           10000
Mar 9920                   9785
Jun 9880                   9770
Sep 9953                   9887
Dec '94 9838               9864
Mar 9999                   10291
Jun 10329                  10750
Sep 10455                  10942
Dec '95 10753              11288
Mar 10710                  11279
Jun 10797                  11384
Sep 10975                  11596
Dec '96 11155              11865
Mar 11247                  11901
Jun 11433                  12227
Sep 11670                  12532
Dec '97 11814              12724

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


*Index total returns were calculated from 1/31/94 to 12/31/97. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and credits were allowed by the Custodian. In the absence of the waivers or Custodian credits, yield and total return would have been lower.



Average Annual Total Returns as of 12/31/97  6 Month   1 Year   Since Inception
                                             -------   ------   ---------------
                                                              (January 12, 1994)

Fund                                           3.33%    5.90%        4.29%
Lehman Brothers Mutual Fund Short (1-5)
 Investment Grade Debt Index*                  4.06%    7.27%        6.34%

--------------------------------------------------------------------------------
                       SHORT TERM HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

We made slight shifts in the Fund's portfolio holdings in order to take advantage of sectors that were performing well. These included mortgage- and asset-backed securities, as well as corporate bonds. During 1997, we increased the Fund's exposure to these sectors and decreased our commitment to U.S. Treasury obligations, a strategy which was in line with our focus on building a yield advantage.


What is our intermediate- and long-term outlook for the Fund?

Our intermediate and long-term outlook for interest rates is positive. The Fund should benefit from stable to falling interest rates over the near term. From an economic and market perspective, there is much to be optimistic about: inflation remains low, corporate profit in major industries such as technology continues to be strong, and excess capacity exists in virtually every industry. On the shorter-term horizon, there is a possibility that the Pacific Rim currency crisis may contribute to deflationary pressures in the U.S., a trend that would help support the U.S. Treasury market.

However, some concerns still remain. On the risk side of the equation stands a U.S. bond market that has rallied to new highs and is testing historic levels. Wage pressure, an important component of inflation which has not been a factor in the U.S. economy in recent years, will have a negative impact on the financial markets when it does appear. Many economists have been confounded by the absence of wage pressure this late in the economic cycle. Finally, and perhaps most importantly, all the positive economic news that have surfaced recently may result in strong Gross Domestic Product (GDP) growth. This could add to inflationary forces and cause bond prices to drop.

------------------------------------
Broad Sector Diversification
------------------------------------
[PIE CHART APPEARS HERE]

A        3.47%
AAA     71.17%
BBB     25.36%


                Note: Bond ratings provided by Standard & Poors.
 Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                       SHORT TERM GLOBAL GOVERNMENT FUND
--------------------------------------------------------------------------------


Portfolio Manager:
Scudder, Stevens & Clark, Inc.

[PHOTO OF ADAM M.GRESHIN APPEARS HERE]

Adam M. Greshin

Mr. Greshin is the lead portfolio manager for the Short Term Global Government Fund. Mr. Greshin joined Scudder in 1986 as an international bond analyst. Currently, he is Product Leader for Scudder's global and international fixed-income investing. He was involved in the original design of the Fund and has served as a member of the Fund's portfolio management team since 1993. Mr. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies effective November 1995.

Performance Review:

From the Fund's inception (May 12, 1993) through December 31, 1997, the Short Term Global Government Fund's average annual total return was 4.09%. For the 12-month period ended December 31, 1997, the Fund's total return was 4.59%. The Fund's 30-day SEC yield as of December 31, 1997, was 5.90%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

The Fund benefited from a rally in the global bond markets which lasted through most of 1997. By year-end, global bond yields were at or near their highs for 1997. High-yielding markets around the world were the destination of choice as investors sought out yield. The primary beneficiaries of this trend were lower-rated, higher-yield bonds issued in the United States, emerging markets, and peripheral Europe. Remarkably, the U.S. is now considered a high-yield market as interest rates in core Europe, Japan and Canada have dropped below comparable rates in the U.S. While the robust U.S. economy has pushed the U.S. Dollar higher, dampening global bond returns, returns for this asset class still ended the year in positive territory.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

After a shaky start, bond markets in the developed world gained ground during 1997 (as measured in local currency terms). The strongest performing markets were in peripheral Europe where relatively high interest rates trended lower in anticipation of European Monetary Union (EMU). The largest gains were achieved in the United Kingdom, where talk of eventual British participation in EMU led to a dramatic rally in longer-term bonds. Core Europe did not fare as well, as investors responded negatively to the prospect of higher short-term interest rates in Germany. Elsewhere, in Japan, news that second quarter Gross Domestic Product (GDP) declined by 11% on an annualized basis, pushed Japanese bonds higher.

In terms of currency valuations, the U.S. Dollar generally moved higher, supported by a strong U.S. economy. In Europe, currencies were driven down by the perception that the Euro would be



                           [LINE GRAPH APPEARS HERE]
Inception* 5/12/93  10000  10000
Sep 9932                   9884
Dec '93 9932               10170
Mar 10052                  10247
Jun 9972                   10288
Sep 9972                   10469
Dec '94 10013              10729
Mar 9767                   10772
Jun 9893                   11440
Sep 10143                  11872
Dec '95 10435              12018
Mar 10645                  12175
Jun 10856                  12305
Sep 11116                  12588
Dec '96 11515              12873
Mar 11562                  12411
Jun 11753                  12618
Sep 11898                  12732
Dec '97 12043              12764

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


* Index total returns were calculated from 5/31/93 to 12/31/97. The Lehman Brothers Mutual Fund Short World Multi-Market Index includes all debt instruments of the United States and 12 Lehman major countries denominated in dollars with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or Custodian credits, yield and total return would have been lower.




Average Annual Total Returns as of
12/31/97                                    6 Month   1 Year   Since Inception
                                            -------   ------   ---------------
                                                                (May 12, 1993)

Fund                                           2.48%    4.59%       4.09%
Lehman Brothers Mutual Fund Short World
 Multi-Market Index*                           1.16%   -0.74%       5.47%


-------------------------------------------------------------------------------
                       SHORT TERM HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

weaker than anticipated to allow more countries to join the first round of currency union. In August and September, European currencies gained some ground, but still ended the year on a down note. Japan's economic troubles sent the yen lower despite a good second quarter of 1997. The only pocket of currency strength was in Sweden where a strong economy increased the probability of a rate hike and helped the Swedish kroner appreciate against the U.S. Dollar.

In response to these market conditions, the Fund's duration - a measure of the Fund's price fluctuations when interest rates change - was continually adjusted to take advantage of economic and interest rate trends around the world. On the currency front, we also continued to hedge the majority of the portfolio's international exposure into U.S. Dollars, in an effort to provide stability for the Fund's net asset value. This tactic helped the Fund take advantage of the renewed strength of the U.S. Dollar and contributed to overall positive returns.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

Generally, bond funds with longer duration and average maturity achieve greater price appreciation when interest rates fall. To take advantage of the declining interest rate environment, the Fund's duration was approximately 2.0 years for most of 1997. In addition, we emphasized the Dollar-bloc markets of Canada, Australia, and New Zealand during the period, which benefited from the currency appreciation in this sector, while reducing exposure to Europe where interest rates were trending higher. With our hedging strategy and focus on dollar-denominated markets, the strength of the U.S. Dollar was a positive factor contributing to the Fund's total return for the 12-month period ended December 31, 1997.

What is our intermediate- and long-term outlook for the Fund?

On December 23, 1997, shareholders of the Short Term Global Government Fund approved the merger into the Short Term High Quality Bond Fund. While the investment objectives of these funds are substantially similar, there are certain differences in management style. The Short Term High Quality Bond Fund invests in a diversified portfolio of investment-grade U.S. Government, corporate debt, and mortgage-backed securities, with average maturities between one and three years. These investments are used to seek a high level of current income and a high degree of principal stability. The short maturity and high quality bonds are intended to significantly reduce price volatility. The domestic holdings avoid both the currency risks and political, economic, and credit risks of foreign investing. Although some risks of foreign investing can be averted by currency hedging, these techniques involve costs and may not always produce sufficient net benefits for investors.

Because of the differences in the funds, there have been periods during which the Short Term High Quality Bond Fund has both outperformed and underperformed the Short Term Global Government Fund. We believe that, over time, the risks associated with international investing outweigh any marginal gains in returns generated by these investments. The risks associated with global investing have been even more pronounced recently with the weakness of many currencies relative to the U.S. Dollar.

We believe that the Short Term High Quality Bond Fund is an excellent fund for shareholders seeking income with a high degree of principal stability from its quality domestic holdings.


---------------------------------
Diversification by Region
---------------------------------

[PIE CHART APPEARS HERE]

Africa                  0.80%
Americas               51.11%
Australia/New Zealand   8.21%
Europe                 39.88%

 Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                              U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio Manager:
BlackRock Financial
Management, Inc.

[PHOTO OF KEITH ANDERSON APPEARS HERE]
Keith Anderson

[PHOTO OF ANDREW J. PHILLIPS APPEARS HERE]
Andrew J. Phillips


The day-to-day management of the U.S. Government Fund's portfolio is the responsibility of a committee composed of individuals who are officers of BlackRock. This committee has managed the Fund since December, 1994, and is supervised by Keith Anderson and Andrew J. Phillips. Mr. Anderson, a Managing Director of BlackRock, has been co-head of the Portfolio Management Group since 1988. Mr. Phillips has been a portfolio manager of BlackRock since 1991 and a Principal of BlackRock since 1996.

Performance Review:

From the Fund's inception (May 6, 1993) through December 31, 1997, the U.S. Government Fund's average annual total return was 5.83%. For the 12-month period ended December 31, 1997, the Fund's total return was 9.42%. The Fund's 30-day SEC yield as of December 31, 1997, was 5.94%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

The Fund benefited from very strong economic conditions for the year ended December 31, 1997. The U.S. economy exhibited steady growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust while the primary inflation indicators, the Consumer and Producer Price Indices, remained dormant throughout the period. After increasing interest rates to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year in recognition of the healthy economic environment. The positive momentum has continued into the early days of 1998 based, in part, on the possibility of a balanced budget and on comments by Federal Reserve Chairman Alan Greenspan that deflation might be an issue. New home sales recently hit a cyclical peak, the employment picture remains very strong, and consumer confidence and spending are at recent highs. Despite the strong growth, inflation appears to be remarkably controlled.

The market for mortgage-backed securities (MBS) outperformed U.S. Treasuries for the 12 months ended December 31, 1997. For the period, the MBS market as measured by the Lehman Brothers Mortgage Index posted a 9.49% total return versus the 9.20% return of the Merrill Lynch 5-7 Year Treasury Index. However, declining interest rates in the second half of 1997

Growth of a $10,000 investment

                           [LINE GRAPH APPEARS HERE]
Inception* 15/6/93     10000         10000     10000
Jun 10153                            10284     10116
Sep 10305                            10594     10202
Dec '93 10359                        10662     10366
Mar 9829                             10121      9952
Jun 9928                             10270     10169
Sep 9803                             10120     10051
Dec '94 10017                        10316     10352
Mar 10460                            10779     10781
Jun 10876                            11182     11302
Sep 11031                            11501     11418
Dec '95 11471                        12027     11796
Mar 11333                            11755     11743
Jun 11320                            11810     11838
Sep 11486                            12010     12080
Dec '96 11894                        12360     12428
Mar 11834                            12260     12443
Jun 12241                            12685     12915
Sep 12632                            13109     13262
Dec '97 13015                        13545     13607

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


* Index total returns were calculated from 5/31/93 to 12/31/97. The Lehman Brothers Mutual Fund U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers Mutual Fund U.S. Mortgage Index includes all agency mortgage-backed securities. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or Custodian credits, yield and total return would have been lower.





Average Annual Total Returns as of 12/31/97   6 Month   1 Year   Since Inception
                                              --------  -------  ---------------
                                                                  (May 6, 1993)

Fund                                             6.32%    9.42%       5.83%
Lehman Brothers U.S. Government Index*           6.78%    9.59%       6.84%
Lehman Brothers U.S. Mortgage Index*             5.36%    9.49%       6.95%


--------------------------------------------------------------------------------
                              U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

have begun to ignite prepayment fears - worries that mortgage refinancings will increase dramatically - and have caused mortgage yield spreads to widen at year-end.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

For the 12 months ended December 31, 1997, the Fund outperformed Treasuries, as measured by the Merrill Lynch 5-7 Year Treasury Index, by 9.42% to 9.20%. This was primarily achieved because the mortgage market was the best performing fixed income sector for 1997, with agency MBS returning about 132 basis points (1.32%) more than similar Treasuries. Duration, a measure of a bond fund's sensitivity to interest rate changes, was also used to position the Fund to take advantage of interest rate trends. As interest rates declined and the possibility of corporate and homeowner refinancing increased in late 1997, we reduced duration to a more neutral stance, relative to its benchmark, and shifted the Fund's allocation from mortgage-backed securities to U.S. Treasuries.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

Over the year, the Fund's overall allocation to the mortgage sector was reduced in accordance with our outlook on that market. Of the mortgages the Fund does hold, we have remained focused on seasoned issues that have weathered several refinancing cycles. These are expected to provide more stable prepayment characteristics than new mortgage issues.

What is our intermediate- and long-term outlook for the Fund?

Our short- and longer-term outlook for the Fund remains optimistic, based on the positive economic backdrop of slower GDP growth, low inflation, and declining Treasury borrowing. One risk factor we plan to monitor, however, is the extent to which corporate and homeowner refinancing will stimulate growth and possibly dampen the near-ideal conditions. Although domestic fundamentals are strong, we expect that recessions in the emerging Asian economies and Japan will slow U.S. growth in the first half of 1998. Inflation is expected to remain subdued over the long term based on several factors: (1) there are signs of deflation in commodity and import prices; and (2) lower demand for U.S. exports may cut into corporate profitability next year forcing a reduction in new employment. This in turn may relieve some of the current wage pressure in the labor markets. Although "real" interest rates look high with inflation at such low levels, we do not anticipate a change in monetary policy in the near future.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

U.S. Treasury Bond                      13.65%
FHLMC                                   10.49%
GNMA                                    17.73%
Residential Funding Mortgage Security    1.43%
FNMA                                     1.44%
U.S. Treasury Notes                     22.55%
CMO                                     32.71%


 Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                             CORPORATE INCOME FUND
--------------------------------------------------------------------------------

Portfolio Manager:
TCW Funds Management, Inc.

[PHOTO OF JAMES M. GOLDBERG APPEARS HERE]

James M. Goldberg

Mr. Goldberg, a Chartered Financial Analyst and Chartered Investment Counselor, has been Managing Director of TCW Management since 1989 and Managing Director of the Trust Company of the West, the parent corporation of TCW Management, since 1984. He has had primary portfolio management responsibility for the Corporate Income Fund since its inception.

Performance Review:

From the Fund's inception (May 7, 1993) through December 31, 1997, the Corporate Income Fund's average annual total return was 6.79%. For the 12-month period ended December 31, 1997, the Fund advanced 11.35% on a total return basis. The Corporate Income Fund's 30-day SEC yield as of December 31, 1997, was 5.93%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

Duration and credit quality were the most significant factors affecting the Fund's performance over the 12 months ended December 31, 1997. Duration measures the sensitivity of bonds to changes in interest rates. When interest rates fall, bond funds with longer duration generally perform better than those with shorter duration. For the period, the Fund maintained a duration that was longer than that of its benchmark index. This long duration helped the Fund's performance, as interest rates fell steadily during the last year. In addition to its stance on duration, the Fund also benefited from strong bond selection. Many of its holdings received credit rating upgrades during the period.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

Interest rates played an important role in the Fund's performance. The Fund continued to adjust duration and average maturity to take advantage of interest rate trends. Interest rates fell during 1997, pushing bond yields to one of their lowest points in years. By the end of the year, 10-year Treasury note interest rates were down 0.67%, ending the 12-month period at 5.74% versus 6.41% on December 31, 1996. The bellwether 30-year U.S. Treasury bond fell 0.72%, dropping to 5.92% on December 31, 1997. In light of the downward trend in

                           [LINE GRAPH APPEARS HERE]

Inception* 5/7/93     10000          10000
Sep 10284                            10317
Dec '93 10661                        10652
Mar 10766                            10788
Jun 9844                             10112
Sep 9999                             10304
Dec '94 9693                         10100
Mar 9917                             10383
Jun 10414                            10952
Sep 11006                            11520
Dec '95 11671                        11998
Mar 12127                            12509
Jun 11559                            12162
Sep 11739                            12405
Dec '96 12190                        12836
Mar 12016                            12707
Jun 12522                            13231
Sep 13075                            13748
Dec '97 13573                        14149

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

* Index total returns were calculated from 5/31/93 to 12/31/97. The Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index represents all investment-grade corporate debt securities, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or Custodian credits, yield and total return would have been lower.


Average Annual Total Returns as of 12/31/97  6 Month   1 Year   Since Inception
                                             --------  -------  ----------------
                                                                (May 7, 1993)

Fund                                           8.40%   11.35%        6.79%
Lehman Brothers Mutual Fund Corporate
 Debt BBB-Rated Index*                         6.94%   10.23%        7.87%

--------------------------------------------------------------------------------
                             CORPORATE INCOME FUND
--------------------------------------------------------------------------------

interest rates and the long-term nature of the Fund's investment objectives, we maintained maturity and duration near the high end of our peer group. We focused our credit research on finding attractive corporate issues that are likely to receive credit quality upgrades over the near and intermediate term. Protection from early refunding was also stressed.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

The Fund made several moves that affected performance from December 31, 1996 through December 31, 1997. The Fund reduced its allocation to industrial issues; sales included Amax, Boise Cascade, Georgia Pacific, International Paper, Mead and Tyco International. Meanwhile, the Fund purchased positions in Continental Airlines, Enron Corp., and Norfolk Southern Corp. Exposure to financial issues remained essentially unchanged, reflecting the purchases of Hartford Life and the sale of Dean Witter Discover. Although the Fund's position in Circus Circus Enterprises was sold during the period, service issues increased as a percentage of the portfolio in 1997. Holdings in the utility and foreign sectors increased, while U.S. Treasury and government agency issues were reduced over the past year.

What is our intermediate- and long-term outlook for the Fund?

Our outlook for the Fund remains positive. We expect corporate profitability to stay near current levels over the short and intermediate term and a benign inflation environment to persist. Although yield spreads among corporate bonds and comparable U.S. Treasuries are growing wider, demand for corporate issues continues to be strong. New corporate issues are quickly being absorbed by the market.

The Fund should also benefit from the slowing global economic environment -- a trend that should keep interest rates stable and help support bond prices. In 1997, the Asian financial crisis caught many investors by surprise. What began as a devaluation in Thailand, a country accounting for 0.5% of world output, spread throughout Asia with ripple effects into Brazil and Russia. By the end of the year, the International Monetary Fund, the U.S. Treasury, and leading international banks were rushing to provide emergency loans to South Korea, the world's 11th largest economy. Along the way, the Japanese economy, which makes up about 20% of world output, also faltered, with a large bank and a major brokerage firm going bankrupt. Considering these events, our 1998 forecast calls for domestic real GDP growth to slow to 2.4%, compared to 3.8% in 1997. Inflation, as measured by the Consumer Price Index, should also decline to 2.3% owing to a combination of the aging business cycle and the continuing effects of the Asian financial crisis. This should help keep downward pressure on interest rates.


----------------------------------------------------
           Broad Sector Diversification
----------------------------------------------------
[PIE CHART APPEARS HERE]

U.S. Government Mortgage Backed-Securities      2.45%
U.S. Treasury Bonds                             7.06%
Energy                                          5.66%
Investment Company Security                     1.66%
Manufacturing                                  13.27%
Industrial                                      6.37%
Yankee                                         10.82%
Gas                                             4.20%
Financial                                      14.15%
Transportation                                 18.12%
Electric                                        5.43%
Media                                           3.27%
Regional Banks                                  4.09%
Retail                                          3.45%


 Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------



Portfolio Manager:
J.P. Morgan Investment
Management Inc.

[PHOTO OF HENRY D. CAVANNA APPEARS HERE]
Henry D. Cavanna

Mr. Cavanna is a Senior Portfolio Manager in the J.P. Morgan Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1971.

[PHOTO OF WILLIAM M. RIEGEL APPEARS HERE]
William M. Riegel

Mr. Riegel is a Senior Equity Portfolio Manager in the Equity and Balanced Accounts Group, and has been with J.P. Morgan since 1979. Mr. Cavanna and Mr. Riegel have had primary portfolio management responsibility for the Growth and Income Fund since January 1994.

Performance Review:

From the Fund's inception (January 12, 1994) through December 31, 1997, the Growth and Income Fund advanced 19.64% on an average annual total return basis. For the 12-month period ended December 31, 1997, the Fund's total return was 28.50%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

The stock market swelled from strong growth coupled with a low inflation environment in the first half of 1997. This allowed the S&P 500 to gain over 20% in the first six months of the year. The Fund benefited, largely due to the strong holdings in the drug and basic industry sectors.

The Fund outperformed the S&P 500 in the third quarter with positive stock selection, and despite negative sector allocation. During the period, the market began to broaden, enabling U.S. stock mutual funds to outperform the S&P 500. This trend reversed in the fourth quarter, as the largest 50 stocks in the S&P 500 beat the rest of the index by 2.58%. The narrow market environment made it difficult to keep pace with the S&P 500.

Across the market, the service sector was the largest contributor to performance. The telephone sector began as a negative contributor, but dramatically reversed itself in the latter part of 1997. AT&T announced a restructuring and their shares gained nearly 40% in the fourth quarter alone. MCI and GTE also rose in response to the acquisition agreement reached by MCI and Worldcom.

The technology sector was very volatile during the period. Technology stocks fared well in the third quarter with a return of 18.74%, yet gave back much of that gain in the fourth quarter. This had a drag effect on Fund performance at the close of the year.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

1997 had a volatile opening. In the first quarter, the S&P 500 index dropped 7.3% during a stretch from February to March. The net result of the volatility eroded January's gains and provided a mild 2.64% rise for the quarter. We were cautious of the possibility of higher interest rates in March, thus we underweighted holdings in interest sensitive sectors. Drugs and basic industry sectors were the largest positive contributors to performance, where Warner Lambert increased nearly 16%.


[LINE GRAPH APPEARS HERE]
Inception* 1/12/94 10000             10000
Mar 9670                              9305
Jun 9660                              9344
Sep 10040                             9799
Dec '94 9830                          9798
Mar 10820                            10751
Jun 11646                            11778
Sep 12437                            12592
Dec '95 13016                        13477
Mar 13949                            14200
Jun 14212                            14836
Sep 14557                            15295
Dec '96 15855                        16568
Mar 16398                            17014
Jun 18639                            19982
Sep 20663                            21486
Dec '97 20374                        22103

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

* Index total returns were calculated from 1/31/94 to 12/31/97. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and credits were allowed by the Custodian. In the absence of the waivers or Custodian credits, yield and total return would have been lower.





    Average Annual Total Returns as of
 12/31/97                                   6 Month   1 Year   Since Inception
                                            --------  -------  ----------------
                                                              (January 12, 1994)

Fund                                          09.30%   28.50%      19.64%
Standard & Poor's Composite Index of 500
 Stocks*                                      10.62%   33.36%      22.45%


--------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

In the third quarter, the Fund benefited from our strategy of underweighting the largest stocks, called the "nifty fifty," as these stocks underperformed the small and mid caps by a wide margin for the first time in years. The strength of the dollar may begin to have an impact on reported earnings for these large multinationals as many derive a significant portion of their earnings from overseas business. The trend favoring the largest stocks resumed in the fourth quarter, as investors focused their holdings on safer investments.

This narrow market environment made it very difficult for the majority of active managers to keep pace with the S&P 500. For the year 1997, the top 10 performing S&P stocks accounted for 26% of the Index's advance. Two stocks, General Electric and Microsoft, accounted for over 8% of the Index's gain. As we continue to view these a number of the strongest performing "nifty fifty" stocks as overvalued, we did not hold them in the Sierra Variable Trust Growth and Income Fund. This contributed to our underperformance relative to the S&P 500. However, given our philosophy of holding well diversified, fully invested portfolios, our returns continued to outpace those of similar active equity managers.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

Our investment strategy for the past year involved: a maintenance of our sector neutral approach, a continuation of our focus on individual stock selection, and an emphasis on holding a highly diversified selection of value stocks. The first quarter's strong performance was characterized by the drugs and basic industry sectors, as Allegheny Teledyne appreciated 22%. The second quarter underperformed overall against the S&P 500, yet outperformed in six of the eighteen sectors. Stock selection was a positive contributor in the third quarter. In addition, performance in the consumer staple sector was enhanced by our position in Ralston Purina (+8.04%). Similarly, our large holdings in Telecommunications Inc. (TCI) (+38%) in the service sector was the largest positive contributor for the third quarter. The service industry bolstered Fund performance in the fourth quarter as well. The Fund also gained ground with our decision to underweight the energy stocks. This provided relative performance strength due to weakening Asian energy demand, the El Nino winter, OPEC quota increases, and the continuation of Iraqi oil sales.

What is our intermediate- and long-term outlook for the Fund?

We continue to maintain a Fund that is fully invested and largely sector neutral. We will focus on investing in attractively valued stocks where we have a high degree of confidence in our forecasts, where we can foresee events which will offer value, and which will offer a compelling risk-reward profile. We are able to identify stocks which are underpriced relative to their longer-term ability to increase earnings and generate cash flow. The benefits of this strategy are evidenced by the performance of such holdings at TCI, TCI Ventures and Time Warner.


--------------------------------------------------------------------------------
                            Sector Diversification
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Energy                                  9.73%
Telecommunications                      8.41%
Materials & Processing                  8.43%
Consumer Discretionary                  5.55%
Financial Services                     12.49%
Other                                   8.11%
Consumer Staples                        9.42%
Health Care                            10.68%
Autos & Transportation                  1.04%
Technology                             13.58%
Computer Software & Services            2.83%
Producer Durables                       2.94%
U.S. Treasury Bills                     1.29%
Retail                                  9.50%




 Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Janus Capital Corporation

[PHOTO OF WARREN B. LAMMERT APPEARS HERE]
Warren B. Lammert

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager for the Growth Fund since its inception. He is a Chartered Financial Analyst.

Performance Review:

From the Fund's inception (May 7, 1993) through December 31, 1997, the Growth Fund advanced 16.57% on an average annual total return basis. For the 12-month period ended December 31, 1997, the Fund's total return was 11.24%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

For the year, the Fund gained 11.24% versus a gain of 33.36% for its benchmark, the S&P 500 Index. During 1997, market crosscurrents hampered Fund performance, and after starting the period slowly, we were unable to match the S&P 500 Index' returns for the year.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

Despite the market's strong advance this year, various dynamics created a difficult environment for the Fund. During the first half of 1997, liquidity-driven flows into the large, mega-caps of the S&P 500 Index pushed the market to new highs. In this environment, small and midsize stocks severely underperformed their larger counterparts.

In the second half of the year, as the market's advance became more broadly based, the Fund regained momentum and began to close its performance gap with the Index. However, global volatility and some mild individual disappointments in the fourth quarter kept the Fund from ultimately closing this gap.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

As the year began, the Fund had significant holdings in the business service sector, particularly in credit card processors First Data, First USA Paymentech and National Processing. First Data had been a longtime holding that has performed very well, but increased competition brought lower pricing and disappointing earnings for the entire group, and we sold the positions. Other disappointments in this sector included Cincinnati Bell and Teletech.

[LINE GRAPH APPEARS HERE]

Inception* 5/7/93 10000              10000
Sep 10810                            10290
Dec '93 11190                        10528
Mar 11390                            10129
Jun 10560                            10171
Sep 11571                            10667
Dec '94 11491                        10665
Mar 12232                            11704
Jun 13934                            12821
Sep 15420                            13707
Dec '95 15781                        14665
Mar 16956                            15451
Jun 17392                            16144
Sep 18387                            16643
Dec '96 18330                        18032
Mar 17129                            18514
Jun 19386                            21743
Sep 21093                            23379
Dec '97 20390                        24052

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

* Index total returns were calculated from 5/31/93 to 12/31/97. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or Custodian credits, yield and total return would have been lower.

--------------------------------------------------------------------------------
    Average Annual Total Returns as of
 12/31/97                                   6 Month   1 Year   Since Inception
                                            --------  -------  ----------------
                                                                (May 7, 1993)

Fund                                          05.19%   11.24%       16.57%
Standard & Poor's Composite Index of 500
 Stocks*                                      10.62%   33.36%       21.10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------

During the year, we added several positions in the oil and gas service industry. Although oil and natural gas prices declined in 1997 from the 1996 highs, production volumes continued to show robust growth. Against this backdrop, the oil and gas service industry has enjoyed strong demand from the exploration and production sector. Schlumberger, with its differentiated service portfolio, has enabled its customers to meaningfully lower delivery costs while capturing a fair share of its value added. In the drilling sector, we have focused on deep-water drilling where economic returns have improved most meaningfully with the use of the new technologies brought to bear by players like Schlumberger.

We also held an assortment of high-quality life sciences companies that performed well, including Monsanto and Warner-Lambert. Monsanto is in the midst of restructuring to refocus itself on higher-margin pharmaceuticals and agri-biotech products. It has vastly increased its research and development budget, which should help as they quickly launch several promising new products. Warner-Lambert enjoyed a terrific year due to strong sales from its two new drugs:
Lipitor, for cholesterol reduction, and Rezulin, for diabetes. Towards year end, Rezulin suffered a setback when the FDA mandated increased tests for the elevation of liver enzymes. But the stock has bounced back because strong sales indicate that Rezulin offers much higher quality of life benefits, which vastly outweigh the negatives associated with increased enzyme testing.

In the technology area, longtime holding Parametric Technology was closely watched. Despite posting a healthy increase in earnings, investors waited for evidence that problems in its Japanese sales force could be resolved. Early indications show that, notwithstanding a weak Japanese economy, sales are picking up, while its U.S. and European geographies continue to perform well. Although we still strongly believe in Parametric's long-term potential, we trimmed the position because of the uncertainty present in Asia. In the fourth quarter, our technology holdings, including Nokia and Philips, were broadly impacted by heightened concerns over Southeast Asia.

What is our intermediate and long-term outlook for the Fund?

We believe the Fund is well positioned to take advantage of a number of very compelling themes and individual stories. In the life sciences area, we believe that Monsanto and Warner-Lambert are poised to recapture some of the performance lost at the end of 1997, as the strength of their pipelines and new products gains focus. With the very meaningful decline in interest rates seen into early 1998, we have added to our holdings in several other high-quality pharmaceutical companies including Eli Lilly and Pfizer. In technology, we remain positive on our holdings and feel a number of our positions may have overcompensated for the likely slowing of demand from Asia. Finally, we have added several holdings in the cable television industry, where improving cash flows and exciting new service offerings of digital cable, internet over cable, and telephony, offer better financial returns and an improving outlook for growth.

--------------------------------------------------------------------------------
                            Sector Diversification
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

        Commercial Paper                           8.04%
        Materials & Processing                     7.79%
        Cunsumer Discretionary                     3.22%
        Financial Services                        14.10%
        Consumer Staples                           1.57%
        Energy                                     7.75%
        Telecommunications                         4.50%
        Health Care                               12.32%
        Technology                                17.89%
        Computer Software & Services              11.74%
        Retail                                     1.18%
        Other                                      9.90%


 Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Janus Capital Corporation


[PHOTO OF JAMES P. GOFF APPEARS HERE]

Mr. Goff has a degree from Yale University, and is a Chartered Financial Analyst. He has been with Janus since 1988, and has had primary portfolio management responsibility for the Emerging Growth Fund since its inception.

Performance Review:

From the Fund's inception (January 12, 1994) through December 31, 1997, the Emerging Growth Fund advanced 14.46% on an average annual total return basis. For the 12-month period ended December 31, 1997, the Fund's total return was 12.59%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

The Fund gained 12.59% during 1997, while one benchmark, the S&P MidCap 400 Index, gained 32.25%. Despite significant efforts to improve performance, the past twelve months proved to be a very difficult period for the Fund. Severe market swings buffeted performance, and we were unable to close the performance gap with the benchmark Index.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

As the year began, small and midsize stocks came under tremendous pricing pressure, especially smaller stocks with high growth rates. Investors became infatuated with liquidity issues, which created a major performance gap between large stocks and their smaller counterparts. In this environment, we lost ground and finished the early part of the year much lower than the overall market. But this fascination with the mega-caps eventually slowed, and investors once again began to focus on small and midsize stocks. The S&P MidCap 400 Index posted particularly impressive numbers mid-year; however, these returns were driven mostly by technology and energy stocks, areas in which the Fund was underweighted.


Growth of a $10,000 investment
[LINE GRAPH APPEARS HERE]

Inception* 1/12/94 10000             10000
Mar 9950                              9305
Jun 9530                              9344
Sep 10520                             9801
Dec '94 10530                         9799
Mar 10790                            10752
Jun 11454                            11777
Sep 13261                            12712
Dec '95 13793                        13477
Mar 15319                            14200
Jun 15828                            14836
Sep 15539                            15295
Dec '96 15177                        16569
Mar 13309                            17014
Jun 15678                            19982
Sep 16990                            21486
Dec '97 17090                        22103

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

Average Annual Total Returns as of 12/31/97

                                         6 Month    1 Year    Since Inception
                                         -------    ------    ---------------
                                                             (January 12, 1994)
Fund                                      9.00%     12.59%        14.46%
Standard & Poor's Composite Index
 of 500 Stocks*                          10.62%     33.36%        22.45%


* Index total returns were calculated from 1/31/94 to 12/31/97. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisors Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees, and credits were allowed by the Custodian. In the absence of the waivers or Custodian credits, yield and total return would have been lower.

--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Meanwhile, our investments in wireless communication and restaurant stocks underperformed, and several consumer discretionary holdings failed to post substantial gains. This combination, coupled with the underweighting in key performing sectors, proved to be a drag on performance for much of the year.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

In addition to a conflicting equity environment, we also suffered some early disappointments. Paging Network, Global DirectMail, and Viking Office Products were all sold at a loss in early 1997. Although we were certainly disappointed, the fundamentals had changed for each, which altered our investment thesis.

As the year progressed, however, a more difficult situation developed. Although several top positions experienced impressive earnings growth, the stock prices did not keep pace with the Index. Papa John's, Barnett, and Omnicare each met or exceeded Wall Street's estimates for several quarters, only to receive a lukewarm response. For the most recent reporting period, our top twenty positions had earnings gains in excess of 35%. In a robust economic environment, investors migrated toward more steady growth, especially following the S&P MidCap's surge of nearly 22% in the third quarter. As a result, some of our larger holdings did not significantly appreciate. This contributed to the drag on Fund performance.

As the period ended, Fastenal, a longtime holding that distributes nuts and bolts, gave back most of its earlier gains. The company's recent introduction of several new products resulted in a dramatically larger sales force. Although Fastenal met internal revenue expectations for the quarter, the higher costs associated with its larger sales force caused the company to miss Wall Street's earnings expectations, sending the stock price substantially lower.

What is our intermediate and long-term outlook for the Fund?

Although the last twelve months have been difficult, we remain positive on our long-term outlook. The Fund is focused on companies that can deliver dramatic earnings growth, regardless of the global economy. Going forward, we expect many of our longtime holdings to provide this level of growth. These include numerous domestic consumer discretionary stocks, some U.K.-based restaurant and pub companies, and a number of media and entertainment positions. Similarly, our recent additions in the technology sector, although small as a percentage of the portfolio, have tremendous potential. As our holdings deliver robust earnings well in excess of the market, investors should once again take notice and afford these companies a premium, especially in an environment of slower corporate growth. Consequently, we are positive on the earnings potential for our securities in 1998.

--------------------------------------------------------------------------------
                            Sector Diversification
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

        Commercial Paper                          15.20%
        Materials & Processing                     4.46%
        Consumer Discretionary                    14.82%
        Financial Services                        13.61%
        Autos & Transportation                     1.04%
        Consumer Staples                           1.85%
        Energy                                     0.54%
        Telecommunications                         1.68%
        Health Care                                9.99%
        Technology                                 3.42%
        Computer Software & Services               2.50%
        Retail                                    11.40%
        Other                                      7.57%
        Restaurants                               11.21%
        Warrant                                    0.71%


 Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Manager:
Warburg, Pincus Asset Management, Inc.

The following people have been primarily responsible for managing the International Growth Fund since April 8, 1996. Richard H. King, Senior Managing Director, joined the firm to found the department and has 31 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Senior Vice President, has 13 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior analyst at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Senior Vice President, has 14 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Vincent J. McBride, Vice President, has 10 years of investment experience. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994. He was an international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

Performance Review:

From the Fund's inception (May 7, 1993) through December 31, 1997, the International Growth Fund's average annual total return was 5.88%. For the 12-month period ended December 31, 1997, the Fund's total return was -2.64%. For additional information, see the accompanying chart.

What were the most significant factors contributing to the Fund's performance over the 12-month period ended December 31, 1997?

The first three months of 1997 saw mixed performance for non-U.S. stock markets. Most of Europe advanced in local-currency terms, Japan's equity market struggled, while Latin America (led by Brazil) prospered.

In the second quarter, strong gainers included Australia, European markets, and Latin America. Asian-Pacific markets had varied results. The turnaround in Japan's broad-market averages reflected renewed bullishness on the countries economic prospects, as well as favorable reaction to the government's deregulatory efforts.

The portfolio benefited from Europe's general strength during the third quarter and from good stock selection. Particularly encouraging are the growing number of positive earnings surprises coming from companies across Europe, signaling both successful restructuring efforts and the continent's long-awaited economic recovery.

In the fourth quarter, any and all Asian exposure proved a liability given the plunge in the region's stock markets and currencies. While in most cases our stock picks fared better than local-market indices, they still suffered significant losses. The Fund's European holdings had a positive impact on its performance, as these either rose or fell less than its holdings in Asia.

What market conditions affected the Fund's performance during the period, and what investment techniques were used to address those conditions?

The best performer in the first quarter was Taiwan, while Asia's laggards during the quarter included Thailand, South Korea and Singapore. In Latin America, there remained an element of political risk, but the backdrop for Brazilian stocks grew increasingly favorable.

The second quarter was a positive one for most foreign stock markets. By

Growth of a $10,000 Investment

[LINE GRAPH APPEARS HERE]

Inception* 5/7/93     10000          10000
Sep 11080                            10497
Dec '93 11310                        10588
Mar 11470                            11482
Jun 11784                            11516
Sep 11864                            11527
Dec '94 11523                        11381
Mar 11142                            11593
Jun 11392                            11707
Sep 11868                            12147
Dec '95 12284                        12690
Mar 12771                            13056
Jun 13044                            13249
Sep 12913                            13127
Dec '96 13394                        13457
Mar 13426                            13232
Jun 15169                            14955
Sep 15052                            14849
Dec '97 13042                        13685

Average Annual Total Returns as of 12/31/97   6 Month   1 Year   Since Inception
                                              --------  -------  ----------------
                                                                  (May 7, 1993)
Fund                                           -14.03%   -2.64%      5.88%
Morgan Stanley Capital International EAFE
 Index*                                        -08.49%   -1.78%      7.09%

The above line graph does not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

* Index total returns were calculated from 5/31/93 to 12/31/97. The Morgan Stanley Capital International EAFE Index ("EAFE") includes 1,050 companies representing the stock markets of Europe, Australia, New Zealand and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (Sierra Investment Advisor Corporation) and Administrator (Sierra Fund Administration Corporation) waived a portion of their management fees and the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or Custodian credits, yield and total return would have been lower.

--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

region, noteworthy performances came from Europe and Latin America. Japan staged an impressive recovery after several disappointing quarters.

During the third quarter, we continued to trim the Fund's weighting in Spain, selling stocks as they hit our price targets. In France, we were very encouraged by the number of companies reporting earnings that surpassed expectations. After rallying in the second quarter, Japan's equity market stumbled in the third quarter, weighed down by signs of flagging economic growth. The market was also hurt by concerns that Southeast Asia's currency turmoil would cut Japan's exports into the region and by ongoing worries about the country's financial sector. Virtually all Asian-Pacific markets suffered losses in the dollar terms for the quarter, with the steepest declines obviously in Southeast Asia.

The fourth quarter saw declines in most foreign markets. The most severe setbacks were in Asia, which continued to struggle. The region's crisis, which previously had been confined largely to the relatively small economies of Southeast Asia, took a decided turn for the worse during the quarter. South Korea, one of the world's largest economies, fell victim to the contagion, and its currency and stock market plunged. The situation worsened when Japan stumbled, hurt by heightened concerns over its faltering economy and deteriorating confidence in its financial system. As the quarter closed, the still-evolving situation had yet to stabilize, despite pledges of substantial monetary support from the International Monetary Fund and a Japanese government-announced economic-stimulus and banking-sector-relief package. Not surprisingly, Asia's ripples were felt across the world's stock markets. Virtually all fell in sympathy, as investors grappled with a potentially significant slowdown in what has long been the world's fastest-growing economic region.

Were there any shifts in the Fund's portfolio holdings/sectors that had a significant impact on Fund performance?

In the first quarter of 1997, we trimmed the Fund's weightings in the so-called peripheral European markets, added several European financial stocks, increased the Fund's weighting in the U.K., reduced the Fund's Japanese exposure, and increased the Fund's weighting in Brazil.

In the second quarter, the Fund's largest weighting was the U.K., which performed particularly well in dollar terms due to the strengthening pound. The Fund's largest weighting in continental Europe during the quarter remained France which saw good performance during the quarter.

We made few significant changes to the Fund's country allocations in Europe during the three months of the 3rd quarter. We did establish a presence in Italy and added two German stocks (Hoechst, and Siemens).

In Japan, we added two banking stocks, Sumitomo Bank and Fuji Bank. Both have put their bad-debt problems behind them and are among the better-positioned to benefit from financial-sector deregulation. Approximately 70% of the Fund's Yen exposure was hedged, a defensive stance reflecting our view that the yen would continue to weaken vs. the Dollar.

There were several noteworthy changes made to the portfolio during the 4th quarter. We trimmed the Fund's Asian exposure, reallocating most of the proceeds to Europe, where we continue to find good opportunity. We also reduced the Fund's weighting in Japan. This reflects our growing concern over the lingering weakness in the Japanese economy. In Europe, we significantly increased our exposure to France and the United Kingdom.

What is our intermediate and long-term outlook for the Fund?

Japan's economy, particularly that portion represented by consumption, has clearly slowed following the government's decision to raise taxes back in April. But demand for certain goods remains strong, and the health of Japan's labor market--both employment and incomes are rising--suggests the potential for a significant upturn in consumption in the months ahead. In addition, the prospects for Japan's housing market appear positive and while exports to Southeast Asia will slow over the near to intermediate term, exports to other countries (e.g., the U.S.) continue. In sum, there does exist grounds for optimism regarding Japan's economy, despite its recent malaise.

We remain positive on the future prospects for Southeast Asia, given the region's high savings and investment rates and long-term growth potential. But currently, we are reluctant to increase our weightings. Sentiment remains overwhelmingly bearish, and given the absence of currency stability, it seems prudent to wait.

Outside Southeast Asia, we still find value in Australia and New Zealand. Australia benefits from low inflation, falling interest rates and an improving earnings picture. New Zealand's backdrop is similarly favorable, and valuations remain attractive. European holdings also should provide stability and have the opportunity for some strength in relative performance.



Diversification by Region

[PIE CHART APPEARS HERE]

        Europe                   58.68%
        Middle East               2.84%
        Asia                     22.09%
        Australia/New Zealand     5.36%
        Americas                 11.03%


Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio Allocations/(2)/

[PIE CHART APPEARS HERE]

        Global Money Fund            5%
        Short Term High
         Quality Bond Fund           5%
        Growth & Income Fund        30%
        Growth Fund                 40%
        Emerging Growth Fund        10%
        International Growth Fund   10%


Portfolio Composition/(2)/

[PIE CHART APPEARS HERE]

        Cash Equivalent             11.10%
        U.S. Equity: Small Cap       6.60%
        U.S. Equity: Mid Cap        24.60%
        U.S Equity: Large Cap       35.80%
        Foreign Stocks              16.70%
        Short Term Bonds
         (Domestic)                  5.20%


Goal & Objective

The Capital Growth Portfolio ("Portfolio") is designed to help manage investment risk and achieve its objective of long-term capital appreciation. The Portfolio allocates its assets strategically among mutual fund subaccounts in The Sierra Variable Trust family. The Portfolio is managed similarly to the Sierra Asset Management (SAM) Program Aggressive Growth Strategy, whose goal is to produce an average annual return that exceeds the S&P 500 over a period of six years or longer. Over short-term periods, however, significant differences may exist between the Portfolio and the S&P 500./(1)/

Current Allocation

The Capital Growth Portfolio is positioned to take advantage of the favorable economic and market environments by remaining 84% invested in equities. The Portfolio is well-diversified, holding four Sierra Variable Trust equity funds:
Growth and Income, Growth, Emerging Growth, International Growth. The positions in cash equivalent and short-term bonds also aid in risk management. The six funds represent six major asset classes. Allocations between these funds, and therefore the different asset classes, allow the Portfolio to manage risk while producing capital appreciation.

More specifically, the Portfolio's current investment strategy is to:

 . Enhance prospects for capital appreciation by maintaining a broadly diversified mix of equities favoring the core holdings found in The Sierra Variable Trust Growth and Growth & Income Funds

 . Lower overall risk of the Portfolio with lower exposure to both small-cap and international stocks and by holding a small cash and a short-term bond position



(1) The SAM Program is a discretionary asset allocation service (within the Sierra Advantage Variable Annuity) that invests in certain funds within The Sierra Variable Trust. The investment objectives may or may not be met. The goals of the SAM Program are not intended to reflect past or future performance of the SAM Program or The Sierra Variable Trust and are in no way a guarantee.

(2) Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Goal & Objective

The Growth Portfolio ("Portfolio") is designed to help manage investment risk and achieve its objective of long-term capital appreciation. The Portfolio allocates its assets strategically among mutual fund subaccounts in The Sierra Variable Trust family. The Portfolio is managed similarly to the Sierra Asset Management (SAM) Program Growth Strategy, whose goal is to produce an average annual return of 7% or more above the annual rate of inflation over a period of six years or longer./(1)/

Current Allocation

The Growth Portfolio is well-diversified, its assets allocated among six mutual funds representing seven major asset classes. By investing in these different asset classes, the Portfolio works to reduce risk while producing capital appreciation. The Portfolio's equity holdings are diversified among different stock asset classes, such as small-, mid-, and large-cap stocks. These investment subcategories may react differently to certain economic or market conditions, helping to reduce the risk of market fluctuations. The addition of bond asset classes, which produce current income for the Portfolio, also helps to further decrease overall volatility.

More specifically, the Portfolio's current investment strategy is to:

 .   Enhance prospects for capital appreciation by maintaining a broadly diversified mix of domestic and international stocks favoring the core holdings of mid- and large- cap companies

 .   Maintain a 75% concentration in equities and 25% in short- to intermediate-
    term fixed-income assets to enhance growth potential while reducing overall levels of risk

Portfolio Allocations/(2)/

[PIE CHART APPEARS HERE]

        Global Money Fund           10%
        U.S. Government Funde       10%
        Growth & Income Fund        30%
        Growth Fund                 25%
        Emerging Growth Fund        10%
        International Growth Fund   15%


Portfolio Composition/(2)/

[PIE CHART APPEARS HERE]

        Cash Equivalent             14.50%
        Mortgage-Backs               6.20%
        U.S. Treasuries
         Notes and Bonds             3.50%
        U.S. Equity: Small Cap       6.00%
        U.S. Equity: Mid Cap        21.00%
        U.S Equity: Large Cap       29.40%
        Foreign Stocks              19.40%

(1) The SAM Program is a discretionary asset allocation service (within the Sierra Advantage Variable Annuity) that invests in certain funds within The Sierra Variable Trust. The investment objectives may or may not be met. The goals of the SAM Program are not intended to reflect past or future performance of the SAM Program or The Sierra Variable Trust and are in no way a guarantee.

(2) Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Portfolio Allocations/(2)/

[PIE CHART APPEARS HERE]


        Global Money Fund              20%
        U.S. Government Fund           20%
        Growth & Income Fund           29%
        Growth Fund                    21%
        International Growth Fund      10%


Portfolio Composition/(2)/

[PIE CHART APPEARS HERE]


        Cash Equivalent             22.20%
        Mortgage-Backs              12.50%
        U.S. Treasuries
         Notes and Bonds             7.20%
        U.S. Equity: Small Cap       1.90%
        U.S. Equity: Mid Cap        16.20%
        U.S Equity: Large Cap       27.10%
        Foreign Stocks              12.90%


Goal & Objective

The Balanced Portfolio ("Portfolio") is designed to help manage investment risk and achieve its objective of long-term growth of capital and income. The Portfolio allocates its assets strategically among mutual fund subaccounts in The Sierra Variable Trust family. The Portfolio is managed similarly to The Sierra Asset Management (SAM) Program Balanced Strategy, whose goal is to produce an average annual return of 5% or more above the annual rate of inflation over a period of six years or longer./(1)/

Current Allocation

The Balanced Portfolio is diversified among five mutual funds. Since those funds represent seven major asset classes of both bonds and stocks, a high degree of asset diversification is provided to investors. Diversification of stock asset classes can help to reduce the risk of market fluctuations. Holding diverse bond asset classes may also work to reduce price volatility due to interest rate fluctuations. The Portfolio is well positioned as currently low inflation is beneficial for all financial assets.

More specifically, the current investment strategy for the Portfolio is to:
 .   Increase the levels of diversification and manage risk by investing 58% of the Portfolio in equities and 42% in fixed income

 .   Emphasize mid- and large-cap equities while maintaining a foreign position and weighting the fixed-income portion towards cash and mortgage-backed securities


(1) The SAM Program is a discretionary asset allocation service (within the Sierra Advantage Variable Annuity) that invests in certain funds within The Sierra Variable Trust. The investment objectives may or may not be met. The goals of the SAM Program are not intended to reflect past or future performance of the SAM Program or The Sierra Variable Trust and are in no way a guarantee.

(2) Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

--------------------------------------------------------------------------------
                                VALUE PORTFOLIO
--------------------------------------------------------------------------------

Goal & Objective

The Value Portfolio ("Portfolio") is designed to help manage investment risk and achieve its objective of income with some added potential for capital appreciation. The Portfolio allocates its assets strategically among mutual fund subaccounts in The Sierra Variable Trust family. The Portfolio is managed similarly to The Sierra Asset Management (SAM) Program Value Strategy, whose goal is to produce an average annual return of 4% or more above the annual rate of inflation over a period of six years or longer.(1)

Current Allocation

The Value Portfolio is diversified among six mutual funds, representing nine major asset classes. This level of diversification can reduce potential risk, as measured by volatility of returns, to levels below that of most single-fund holdings. Just as diversification of stock asset classes reduces the risk of market fluctuations, diversification of bond asset classes helps to reduce price volatility due to interest rate fluctuations. Current low levels of inflation provide a positive backdrop for both fixed-income and equity markets.

More specifically, the current investment strategy for the Portfolio is to:
 .   Provide investors with income and potential for capital appreciation with an
    80% weight in bonds and a 20% weight in core domestic equities

 .   Maintain a competitive current yield by investing in corporate bonds and mortgage-backed securities, which produce higher yields than like-maturity Treasuries


Portfolio Allocations/(2)/

[PIE CHART APPEARS HERE]


        Growth Fund                     5%
        Global Money Fund              25%
        Short Term High Quality
         Bond fund                     10%
        U.S. Government Fund           30%
        Corporate Income Fund          15%
        Growth & Income Fund           15%
        Growth Fund                     5%


Portfolio Composition/(2)/

[PIE CHART APPEARS HERE]

        Cash Equivalent             27.00%
        Mortgage-Backs              19.40%
        U.S. Treasuries
         Notes and Bonds            12.00%
        Short Term Bonds             8.90%
        Corporates                  13.50%
        U.S. Equity: Small Cap       0.50%
        U.S. Equity: Mid Cap         6.70%
        U.S Equity: Large Cap       11.10%
        Foreign Stocks               0.90%


(1) The SAM Program is a discretionary asset allocation service (within the Sierra Advantage Variable Annuity) that invests in certain funds within The Sierra Variable Trust. The investment objectives may or may not be met. The goals of the SAM Program are not intended to reflect past or future performance of the SAM Program or The Sierra Variable Trust and are in no way a guarantee.

(2) Allocation percentages are based on total investment value of the portfolio as of 12/31/97.

 STATEMENTS OF ASSETS AND LIABILITIES
                           THE SIERRA VARIABLE TRUST

                               DECEMBER 31, 1997

                                           SHORT TERM   SHORT TERM
                                GLOBAL        HIGH        GLOBAL        U.S.       CORPORATE    GROWTH AND
                                 MONEY    QUALITY BOND  GOVERNMENT   GOVERNMENT     INCOME        INCOME
                                 FUND         FUND         FUND         FUND         FUND          FUND
                              ----------- ------------  -----------  -----------  -----------  ------------
ASSETS:
Investments, at value (Note
 2)
 See portfolios of
  investments (a)...........  $32,782,551 $11,885,725   $17,338,313  $71,277,688  $50,759,261  $101,932,686
Cash and/or foreign currency
 (b)........................        5,986      --           110,773       52,818          769           164
Dividends and/or interest
 receivable.................      134,151      93,278       396,535      522,794      983,668       113,057
Receivable for investment
 securities sold............      --            4,544       --            10,288      --             14,485
Receivable for Fund shares
 sold.......................      --           --           --           --           --             15,648
Net unrealized appreciation
 of forward foreign currency
 contracts (Note 2)
 See portfolios of
  investments...............      --           --           273,927      --           --            --
Unamortized organization
 costs and/or offering costs
 (Note 7)...................        2,170      --             2,203        2,102        2,119       --
Receivable from
 administrator..............      --           --           --           --           --            --
Other assets................        2,514       1,192         1,909        5,606        5,059         6,450
                              ----------- -----------   -----------  -----------  -----------  ------------
Total Assets................   32,927,372  11,984,739    18,123,660   71,871,296   51,750,876   102,082,490
                              ----------- -----------   -----------  -----------  -----------  ------------
LIABILITIES:
Net unrealized depreciation
 of forward foreign currency
 contracts (Note 2)
 See portfolios of
  investments...............      --           --           --           --           --            --
Payable for investment
 securities purchased.......      --           --           --           --           --            151,361
Payable for dollar roll
 transactions (Notes 2 and
 5).........................      --           --           --         7,239,952      --            --
Payable for Fund shares
 redeemed...................       17,910       7,880         9,292       17,015        3,761       --
Due to Custodian............      --            2,655       --           --           --            --
Investment advisory fee
 payable (Note 3)...........       13,734       5,117        11,550       31,388       28,419        66,910
Administration fee payable
 (Note 3)...................        4,941       1,830         2,772        9,416        7,870        15,055
Transfer agent fees payable
 (Note 3)...................          398         398           398          398          398           398
Custodian fees payable (Note
 3).........................        1,247         954         2,207          719        1,049         2,473
Accrued Trustees' fees and
 expenses (Note 4)..........        1,258         466           706        2,399        2,005         3,835
Reverse repurchase
 agreements (Notes 2 and
 5).........................      --           --           --         2,831,625      --            --
Options written, at value (
 Premium received of $11,605
 for the Short Term Global
 Government Fund) (Notes 2
 and 5)
 See portfolios of
  investments...............      --           --             7,082      --           --            --
Variation margin (Note 2)...      --            1,063       --            37,688      --            --
Organization and offering
 cost payable...............      --           --           --           --           --            --
Accrued expenses and other
 payables...................       23,470      19,989        39,794       44,287       36,908        47,990
                              ----------- -----------   -----------  -----------  -----------  ------------
Total Liabilities...........       62,958      40,352        73,801   10,214,887       80,410       288,022
                              ----------- -----------   -----------  -----------  -----------  ------------
NET ASSETS..................  $32,864,414 $11,944,387   $18,049,859  $61,656,409  $51,670,466  $101,794,468
                              =========== ===========   ===========  ===========  ===========  ============
NET ASSETS CONSIST OF:
Undistributed net investment
 income.....................  $    22,556 $    14,926   $ 1,023,881  $    72,796  $    58,392  $    440,157
Accumulated net realized
 gain/(loss) from security
 transactions, futures
 contracts, forward foreign
 currency contracts, foreign
 currency transactions and
 written options............      --         (473,795)     (400,896)  (2,197,110)  (2,314,345)   17,309,397
Net unrealized
 appreciation/(depreciation)
 of securities, futures
 contracts, forward foreign
 currency contracts, foreign
 currency, written options
 and other assets and
 liabilities................      --          154,877      (307,787)   2,784,849    2,170,439    11,101,053
Paid-in capital.............   32,841,858  12,248,379    17,734,661   60,995,874   51,755,980    72,943,861
                              ----------- -----------   -----------  -----------  -----------  ------------
Total Net Assets............  $32,864,414 $11,944,387   $18,049,859  $61,656,409  $51,670,466  $101,794,468
                              =========== ===========   ===========  ===========  ===========  ============
NET ASSET VALUE, offering
 price and redemption price
 per share of beneficial
 interest outstanding.......  $      1.00 $      2.43   $      2.47  $     10.04  $     10.19  $      16.92
                              =========== ===========   ===========  ===========  ===========  ============
Number of Fund /Portfolio
 shares outstanding.........   32,857,151   4,918,644     7,298,974    6,143,984    5,070,611     6,014,699
                              =========== ===========   ===========  ===========  ===========  ============

------------
(a)INVESTMENTS, AT COST
 (NOTE 2)...................  $32,782,551 $11,724,348   $17,917,729  $68,398,203  $48,588,822  $ 90,831,633
(b)CASH AND/OR FOREIGN
 CURRENCY, AT COST (NOTE
 2).........................  $     5,986 $    --       $   111,040  $    52,818  $       769  $        164
*REPRESENTS OFFERING PRICE.

                       See Notes to Financial Statements.


                 EMERGING   INTERNATIONAL  CAPITAL
     GROWTH       GROWTH       GROWTH      GROWTH      GROWTH     BALANCED     VALUE    INCOME
      FUND         FUND         FUND      PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO
  ------------  ----------- ------------- ---------  ----------  ----------  --------- ---------
  $125,629,198  $49,331,840  $48,386,747  $ 610,811  $1,227,605  $2,371,496  $116,031   $ --
        36,896       87,991      417,349      1,000       3,495       2,022       406    5,791
        29,843       11,291       59,339        120         567       1,780       118     --
     1,914,645      --           627,663     --          --          --         --        --
       --            42,727      --          --         162,849      --         --        --
       --           --           503,560     --          --          --         --        --
         2,119      --             2,119     36,393      36,393      36,393     8,867     --
       --           --           --           3,443       4,437       6,187     2,105     --
        10,145        4,466        5,525     --          --              17     --        --
  ------------  -----------  -----------  ---------  ----------  ----------  --------   ------
   127,622,846   49,478,315   50,002,302    651,767   1,435,346   2,417,895   127,527    5,791
  ------------  -----------  -----------  ---------  ----------  ----------  --------   ------
        46,823       46,746      --          --          --          --         --        --
     5,631,986    3,992,513      206,701     --          --          --         --        --
       --           --           --          --          --          --         --        --
         5,514      --            51,609     --          --          --         --        --
       --           --           --          --          --          --         --        --
        89,533       34,292       41,697         47         112         183         8     --
        18,091        7,037        7,931     --          --          --         --         791
           398          398          398        398         398         398       398     --
         6,190        3,353       13,401        172         145         169       178     --
         4,608        1,792        2,020         22          51          84         4     --
       --           --           --          --          --          --         --        --
       --           --           --          --          --          --         --        --
       --           --           --          --          --          --         --        --
       --           --           --          41,200      41,200      41,200     9,500     --
        54,069       30,557       42,563     18,545      19,778      21,882    17,086    5,000
  ------------  -----------  -----------  ---------  ----------  ----------  --------   ------
     5,857,212    4,116,688      366,320     60,384      61,684      63,916    27,174    5,791
  ------------  -----------  -----------  ---------  ----------  ----------  --------   ------
  $121,765,634  $45,361,627  $49,635,982  $ 591,383  $1,373,662  $2,353,979  $100,353   $    0
  ============  ===========  ===========  =========  ==========  ==========  ========   ======
  $    593,054  $    46,745  $ 2,359,423  $   5,393  $    9,484  $   29,960  $    416   $ --
    11,547,691    5,838,488   (2,138,344)     1,039     (19,490)    (12,453)       18        0
    13,471,657    8,888,288    1,839,896     (8,082)    (10,440)     (6,491)        1     --
    96,153,232   30,588,106   47,575,007    593,033   1,394,108   2,342,963    99,918        0
  ------------  -----------  -----------  ---------  ----------  ----------  --------   ------
  $121,765,634  $45,361,627  $49,635,982  $ 591,383  $1,373,662  $2,353,979  $100,353   $    0
  ============  ===========  ===========  =========  ==========  ==========  ========   ======

  $      15.41  $     15.63  $     12.26  $   10.70  $    10.49  $    10.47  $  10.23   $10.00*
  ============  ===========  ===========  =========  ==========  ==========  ========   ======
     7,903,699    2,902,621    4,049,108     55,292     130,946     224,852     9,807     --
  ============  ===========  ===========  =========  ==========  ==========  ========   ======


  $112,121,892  $40,396,840  $47,028,402  $ 618,893  $1,238,045  $2,377,987  $116,030   $ --
  $     36,944  $    87,991  $   434,731  $   1,000  $    3,495  $    2,022  $    406   $5,791

                       See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS
                           THE SIERRA VARIABLE TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1997

                                           SHORT TERM  SHORT TERM
                                GLOBAL        HIGH       GLOBAL        U.S.     CORPORATE   GROWTH AND
                                MONEY     QUALITY BOND GOVERNMENT   GOVERNMENT    INCOME      INCOME
                                 FUND         FUND        FUND         FUND        FUND        FUND
                              ----------  ------------ -----------  ----------  ----------  -----------
INVESTMENT INCOME:
Dividends...................  $   --        $  --      $    --      $   --      $   --      $ 1,279,993
Foreign witholding tax on
 dividend income............      --           --          --           --          --          --
Interest....................   1,697,307     859,503     1,483,830   4,843,933   4,177,785      146,794
Foreign witholding tax on
 interest income............      --           --           (2,393)     --          --          --
Fee income (Note 5).........      --           --          --           66,904      22,032      --
                              ----------    --------   -----------  ----------  ----------  -----------
 Total Investment Income....   1,697,307     859,503     1,481,437   4,910,837   4,199,817    1,426,787
                              ----------    --------   -----------  ----------  ----------  -----------
EXPENSES:
Investment advisory fee
 (Note 3)...................     150,657      61,044       147,625     376,599     345,006      697,411
Administration fee (Note
 3).........................      54,236      21,976        35,430     112,980      95,540      156,925
Trustees' fees and expenses
 (Note 4)...................       4,068       1,519         2,360       7,689       6,351       11,843
Legal and audit fees........      17,802      14,832        36,474      23,337      23,382       26,420
Transfer agent fees (Note
 3).........................       4,510       4,510         4,510       4,510       4,510        4,510
Custodian fees (Note 3).....       9,660       7,899        13,996       8,093       7,998       19,022
Amortization of organization
 costs (Note 7).............       6,137       --            6,137       6,137       6,137      --
Other.......................       8,744      14,428         5,975      31,233      21,733       29,296
Interest expense (Note 5)...      --           --          --          400,422      --          --
Fees waived and/or expenses
 absorbed by investment
 advisor and administrator
 (Note 3)...................     (29,077)     (3,755)      --           --          --          --
                              ----------    --------   -----------  ----------  ----------  -----------
 Subtotal...................     226,737     122,453       252,507     971,000     510,657      945,427
Credits allowed by the
 custodian (Note 3).........        (441)       (426)         (696)     (3,098)       (626)      (1,415)
                              ----------    --------   -----------  ----------  ----------  -----------
 Net expenses...............     226,296     122,027       251,811     967,902     510,031      944,012
                              ----------    --------   -----------  ----------  ----------  -----------
NET INVESTMENT
 INCOME/(LOSS)..............   1,471,011     737,476     1,229,626   3,942,935   3,689,786      482,775
                              ----------    --------   -----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
 (NOTES 2 AND 5):
Realized gain/(loss) from:
 Security transactions......       3,305     (50,584)   (1,084,453)    970,801     (82,245)  17,343,219
 Forward foreign currency
  contracts and foreign
  currency transactions.....      --          (3,142)    1,551,186      --          --          --
 Futures contracts..........      --         (69,744)      --         (853,008)     --          --
 Written options............      --           6,383       217,640      --          --          --
 Capital gain distributions
  received..................      --           --          --           --          --          --
Net unrealized
 appreciation/(depreciation)
 of:
 Securities.................      --          67,318    (1,024,901)  1,735,131   1,706,635    3,441,585
 Forward foreign currency
  contracts.................      --           --          (57,032)     --          --          --
 Foreign currency, written
  options, futures contracts
  and other assets and
  liabilities...............      --          (6,948)        8,430    (307,222)     --          --
                              ----------    --------   -----------  ----------  ----------  -----------
Net Realized and Unrealized
 Gain/(Loss) on
 Investments................       3,305     (56,717)     (389,130)  1,545,702   1,624,390   20,784,804
                              ----------    --------   -----------  ----------  ----------  -----------
NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................  $1,474,316    $680,759   $   840,496  $5,488,637  $5,314,176  $21,267,579
                              ==========    ========   ===========  ==========  ==========  ===========

------------
 * The Capital Growth, Growth and Balanced Portfolios commenced operations on June 3, 1997.
 + The Value Portfolio commenced operations on September 9, 1997.
++ The Income Portfolio commenced operations on October 22, 1997.


                       See Notes to Financial Statements.


              EMERGING    INTERNATIONAL  CAPITAL
  GROWTH       GROWTH        GROWTH       GROWTH     GROWTH    BALANCED    VALUE      INCOME
   FUND         FUND          FUND      PORTFOLIO* PORTFOLIO* PORTFOLIO* PORTFOLIO+ PORTFOLIO++
  ------      --------    ------------- ---------- ---------- ---------- ---------- -----------
$   720,504  $   144,361   $ 1,037,966   $  1,510   $  6,953   $ 22,609   $  1,253    $  --
    (27,157)      (8,023)      (94,543)     --         --         --         --         --
    794,750      163,008       200,380      --            85        201      --         --
    --           --               (190)     --         --         --         --         --
    --           --            --           --         --         --         --         --
-----------  -----------   -----------   --------   --------   --------   --------    -------
  1,488,097      299,346     1,143,613      1,510      7,038     22,810      1,253          0
-----------  -----------   -----------   --------   --------   --------   --------    -------
  1,055,947      419,081       567,918        177        443        849         17      --
    213,366       86,099       109,677        265        665      1,274         25      --
     14,748        5,562         7,401         31         79        146          4      --
     26,310       19,376        31,637     14,749     16,045     19,024     13,217      5,000
      4,510        4,510         4,510      2,843      2,843      2,843      1,564        369
     49,757       27,276        75,316        700        700        700        400        100
      6,137      --              6,137      4,807      4,807      4,807        633      --
     37,680       16,761        23,512      3,912      3,978      4,058      3,869      --
    --           --            --           --         --         --         --         --
    --           --            --         (26,728)   (27,781)   (30,532)   (19,645)    (5,469)
-----------  -----------   -----------   --------   --------   --------   --------    -------
  1,408,455      578,665       826,108        756      1,779      3,169         84          0
     (6,420)      (3,184)       (1,062)      (144)      (237)      (224)       (26)     --
-----------  -----------   -----------   --------   --------   --------   --------    -------
  1,402,035      575,481       825,046        612      1,542      2,945         58          0
-----------  -----------   -----------   --------   --------   --------   --------    -------
     86,062     (276,135)      318,567        898      5,496     19,865      1,195          0
-----------  -----------   -----------   --------   --------   --------   --------    -------
 12,191,554    6,000,111    (1,942,647)      (104)   (20,465)   (17,764)        18         23
    543,983     (111,691)    2,333,309      --         --         --         --         --
     (3,170)     --            --           --         --         --         --         --
    --           --            --           --         --         --         --         --
    --           --            --           3,302      2,627     13,070      --         --
   (181,088)  (1,086,421)   (2,170,548)    (8,082)   (10,440)    (6,491)         1      --
    (45,743)     113,363       147,953      --         --         --         --         --
     10,388       (1,657)      (24,446)     --         --         --         --         --
-----------  -----------   -----------   --------   --------   --------   --------    -------
 12,515,924    4,913,705    (1,656,379)    (4,884)   (28,278)   (11,185)        19         23
-----------  -----------   -----------   --------   --------   --------   --------    -------
$12,601,986  $ 4,637,570   $(1,337,812)  $ (3,986)  $(22,782)  $  8,680   $  1,214    $    23
===========  ===========   ===========   ========   ========   ========   ========    =======


                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS
                           THE SIERRA VARIABLE TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1997

                                            SHORT TERM   SHORT TERM
                                GLOBAL         HIGH        GLOBAL        U.S.       CORPORATE    GROWTH AND
                                 MONEY     QUALITY BOND  GOVERNMENT   GOVERNMENT     INCOME        INCOME
                                 FUND          FUND         FUND         FUND         FUND          FUND
                              -----------  ------------  -----------  -----------  -----------  ------------
Net investment
 income/(loss)..............  $ 1,471,011  $   737,476   $ 1,229,626  $ 3,942,935  $ 3,689,786  $    482,775
Net realized gain/(loss)
 from security transactions,
 forward foreign currency
 contracts, foreign currency
 transactions, futures
 contracts and written
 options during the year....        3,305     (117,087)      684,373      117,793      (82,245)   17,343,219
Capital gain distributions
 received...................      --            --           --           --           --            --
Net unrealized
 appreciation/(depreciation)
 of securities, forward
 foreign currency contracts,
 foreign currency, written
 options, futures contracts
 and other assets and
 liabilities during the
 year.......................      --            60,370    (1,073,503)   1,427,909    1,706,635     3,441,585
                              -----------  -----------   -----------  -----------  -----------  ------------
Net increase/(decrease) in
 net assets resulting from
 operations.................    1,474,316      680,759       840,496    5,488,637    5,314,176    21,267,579
Distributions to
 shareholders from:
 Net investment income......   (1,467,623)    (687,795)     (903,638)  (3,881,167)  (3,679,274)     (539,740)
 Net realized gains on
  investments...............       (3,305)      --           --           --           --         (6,617,216)
Net increase/(decrease) in
 net assets from Fund share
 transactions...............    9,595,509     (450,459)   (3,797,384)  (6,514,356)  (9,847,636)   25,239,310
                              -----------  -----------   -----------  -----------  -----------  ------------
Net increase/(decrease) in
 net assets.................    9,598,897     (457,495)   (3,860,526)  (4,906,886)  (8,212,734)   39,349,933
NET ASSETS:
Beginning of period.........   23,265,517   12,401,882    21,910,385   66,563,295   59,883,200    62,444,535
                              -----------  -----------   -----------  -----------  -----------  ------------
End of period...............  $32,864,414  $11,944,387   $18,049,859  $61,656,409  $51,670,466  $101,794,468
                              ===========  ===========   ===========  ===========  ===========  ============
Undistributed net investment
 income at end of period....  $    22,556  $    14,926   $ 1,023,881  $    72,796  $    58,392  $    440,157
                              ===========  ===========   ===========  ===========  ===========  ============

------------
* The Capital Growth, Growth and Balanced Portfolios commenced operations on June 3, 1997.
+ The Value Portfolio commenced operations on September 9, 1997.
++ The Income Portfolio commenced operations on October 22, 1997.

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                            SHORT TERM   SHORT TERM
                                GLOBAL         HIGH        GLOBAL        U.S.       CORPORATE   GROWTH AND
                                 MONEY     QUALITY BOND  GOVERNMENT   GOVERNMENT     INCOME       INCOME
                                 FUND          FUND         FUND         FUND         FUND         FUND
                              -----------  ------------  -----------  -----------  -----------  -----------
Net investment
 income/(loss)..............  $   990,628  $   811,642   $ 1,258,830  $ 3,740,172  $ 4,065,324  $   509,646
Net realized gain/(loss)
 from security transactions,
 forward foreign currency
 contracts, foreign currency
 transactions, futures
 contracts and written
 options during the year....          544     (269,173)      280,399     (316,015)    (162,462)   6,622,266
Net unrealized
 appreciation/(depreciation)
 of securities, forward
 foreign currency contracts,
 foreign currency, written
 options, futures contracts
 and other assets and
 liabilities during the
 year.......................      --          (101,972)      297,489     (900,475)  (3,654,948)   3,780,341
                              -----------  -----------   -----------  -----------  -----------  -----------
Net increase in net assets
 resulting from operations..      991,172      440,497     1,836,718    2,523,682      247,914   10,912,253
Distributions to
 shareholders from:
 Net investment income......     (986,806)    (798,432)   (1,307,469)  (3,671,725)  (4,024,172)    (449,287)
 Distributions in excess of
  net investment income.....      --            --          (639,891)     --           --           --
 Net realized gains on
  investments...............       (3,822)      --           --           --           --        (4,043,586)
Net increase/(decrease) in
 net assets from Fund share
 transactions...............    2,892,099      395,121    (1,783,567)  15,407,844    2,983,208    9,663,313
                              -----------  -----------   -----------  -----------  -----------  -----------
Net increase/(decrease) in
 net assets.................    2,892,643       37,186    (1,894,209)  14,259,801     (793,050)  16,082,693
NET ASSETS:
Beginning of year...........   20,372,874   12,364,696    23,804,594   52,303,494   60,676,250   46,361,842
                              -----------  -----------   -----------  -----------  -----------  -----------
End of year.................  $23,265,517  $12,401,882   $21,910,385  $66,563,295  $59,883,200  $62,444,535
                              ===========  ===========   ===========  ===========  ===========  ===========
Undistributed net investment
 income/(distributions in
 excess of net investment
 income) at end of year.....  $    15,877  $     3,803   $  (208,526) $    25,240  $    55,812  $   497,122
                              ===========  ===========   ===========  ===========  ===========  ===========

                       See Notes to Financial Statements.


                EMERGING    INTERNATIONAL   CAPITAL
   GROWTH        GROWTH        GROWTH        GROWTH     GROWTH     BALANCED     VALUE      INCOME
    FUND          FUND          FUND       PORTFOLIO* PORTFOLIO*  PORTFOLIO*  PORTFOLIO+ PORTFOLIO++
------------  ------------  -------------  ---------- ----------  ----------  ---------- -----------
$     86,062  $   (276,135) $    318,567    $    898  $    5,496  $   19,865   $  1,195     $  0
  12,732,367     5,888,420       390,662        (104)    (20,465)    (17,764)        18       23
     --            --            --            3,302       2,627      13,070      --         --
    (216,443)     (974,715)   (2,047,041)     (8,082)    (10,440)     (6,491)         1        0
------------  ------------  ------------    --------  ----------  ----------   --------     ----
  12,601,986     4,637,570    (1,337,812)     (3,986)    (22,782)      8,680      1,214       23
    (138,925)      --         (1,127,686)      --         --          --          --         --
 (15,601,296)   (2,594,503)   (1,036,604)      --         --          --          --         --
   8,840,085   (12,568,929)   (9,216,432)    595,369   1,396,444   2,345,299     99,139      (23)
------------  ------------  ------------    --------  ----------  ----------   --------     ----
   5,701,850   (10,525,862)  (12,718,534)    591,383   1,373,662   2,353,979    100,353        0
 116,063,784    55,887,489    62,354,516           0           0           0          0        0
------------  ------------  ------------    --------  ----------  ----------   --------     ----
$121,765,634  $ 45,361,627  $ 49,635,982    $591,383  $1,373,662  $2,353,979   $100,353     $  0
============  ============  ============    ========  ==========  ==========   ========     ====
$    593,054  $     46,745  $  2,359,423    $  5,393  $    9,484  $   29,960   $    416     $--
============  ============  ============    ========  ==========  ==========   ========     ====



                          EMERGING               INTERNATIONAL
   GROWTH                  GROWTH                   GROWTH
    FUND                    FUND                     FUND
------------             -----------             -------------
$     11,750             $  (435,373)             $   315,138
  15,391,961               3,240,181                1,963,901
     124,075               1,812,579                2,364,693
------------             -----------              -----------
  15,527,786               4,617,387                4,643,732
     --                      --                      (741,545)
     --                      --                       --
 (13,385,659)             (1,615,533)                 --
  14,222,744               6,827,235               12,543,471
------------             -----------              -----------
  16,364,871               9,829,089               16,445,658
  99,698,913              46,058,400               45,908,858
------------             -----------              -----------
$116,063,784             $55,887,489              $62,354,516
============             ===========              ===========
$    145,343             $   160,114              $   619,142
============             ===========              ===========

                       See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
                           THE SIERRA VARIABLE TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1997

                                       SHORT TERM   SHORT TERM
                           GLOBAL         HIGH        GLOBAL         U.S.       CORPORATE    GROWTH AND
                            MONEY     QUALITY BOND  GOVERNMENT    GOVERNMENT      INCOME       INCOME
                            FUND          FUND         FUND          FUND          FUND         FUND
                         -----------  ------------  -----------  ------------  ------------  -----------
AMOUNT
 Sold................... $17,390,619  $   988,207   $   356,553  $  2,062,800  $  1,172,700  $24,113,296
 Issued as reinvestment
  of dividends..........   1,470,928      687,795       903,638     3,881,167     3,679,274    7,156,956
 Redeemed...............  (9,266,038)  (2,126,461)   (5,057,575)  (12,458,323)  (14,699,610)  (6,030,942)
                         -----------  -----------   -----------  ------------  ------------  -----------
 Net
  increase/(decrease)... $ 9,595,509  $  (450,459)  $(3,797,384) $ (6,514,356) $ (9,847,636) $25,239,310
                         ===========  ===========   ===========  ============  ============  ===========
SHARES
 Sold...................  17,390,619      406,817       144,377       207,040       116,943    1,556,541
 Issued as reinvestment
  of dividends..........   1,470,928      283,631       373,404       396,141       374,460      460,254
 Redeemed...............  (9,266,038)    (871,194)   (2,062,005)   (1,274,529)   (1,516,352)    (372,884)
                         -----------  -----------   -----------  ------------  ------------  -----------
 Net
  increase/(decrease)...   9,595,509     (180,746)   (1,544,224)     (671,348)   (1,024,949)   1,643,911
                         ===========  ===========   ===========  ============  ============  ===========

------------
*The Capital Growth, Growth and Balanced Portfolios commenced operations on
  June 3, 1997.
+The Value Portfolio commenced operations on September 9, 1997.
++The Income Portfolio commenced operations on October 22, 1997.

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                        SHORT TERM   SHORT TERM
                            GLOBAL         HIGH        GLOBAL        U.S.       CORPORATE   GROWTH AND
                            MONEY      QUALITY BOND  GOVERNMENT   GOVERNMENT     INCOME       INCOME
                             FUND          FUND         FUND         FUND         FUND         FUND
                         ------------  ------------  -----------  -----------  -----------  -----------
AMOUNT
 Sold................... $ 12,763,701  $ 6,588,666   $   445,892  $15,386,265  $ 3,740,610  $12,265,763
 Issued as reinvestment
  of dividends..........      990,628      798,432     1,947,360    3,671,725    4,024,172    4,492,873
 Redeemed...............  (10,862,230)  (6,991,977)   (4,176,819)  (3,650,146)  (4,781,574)  (7,095,323)
                         ------------  -----------   -----------  -----------  -----------  -----------
 Net
  increase/(decrease)... $  2,892,099  $   395,121   $(1,783,567) $15,407,844  $ 2,983,208  $ 9,663,313
                         ============  ===========   ===========  ===========  ===========  ===========
SHARES
 Sold...................   12,763,701    2,668,840       175,234    1,582,359      376,148      910,887
 Issued as reinvestment
  of dividends..........      990,628      327,884       780,860      379,773      413,947      350,732
 Redeemed...............  (10,862,230)  (2,854,666)   (1,649,684)    (376,308)    (486,535)    (503,372)
                         ------------  -----------   -----------  -----------  -----------  -----------
 Net
  increase/(decrease)...    2,892,099      142,058      (693,590)   1,585,824      303,560      758,247
                         ============  ===========   ===========  ===========  ===========  ===========

                       See Notes to Financial Statements.


                 EMERGING    INTERNATIONAL   CAPITAL
   GROWTH         GROWTH        GROWTH        GROWTH     GROWTH     BALANCED     VALUE      INCOME
    FUND           FUND          FUND       PORTFOLIO* PORTFOLIO*  PORTFOLIO*  PORTFOLIO+ PORTFOLIO++
------------   ------------  -------------  ---------- ----------  ----------  ---------- -----------
$  6,294,103   $  1,446,618  $  2,252,533    $614,521  $1,639,678  $2,461,288   $100,589    $ 2,910
  15,740,221      2,594,503     2,164,290       --         --          --          --         --
 (13,194,239)   (16,610,050)  (13,633,255)    (19,152)   (243,234)   (115,989)    (1,450)    (2,933)
------------   ------------  ------------    --------  ----------  ----------   --------    -------
$  8,840,085   $(12,568,929) $ (9,216,432)   $595,369  $1,396,444  $2,345,299   $ 99,139    $   (23)
============   ============  ============    ========  ==========  ==========   ========    =======
     412,682         98,128       166,404      57,065     154,598     235,893      9,950        291
   1,081,802        182,070       150,927       --         --          --          --         --
    (838,693)    (1,178,715)   (1,058,739)     (1,773)    (23,652)    (11,041)      (143)      (291)
------------   ------------  ------------    --------  ----------  ----------   --------    -------
     655,791       (898,517)     (741,408)     55,292     130,946     224,852      9,807          0
============   ============  ============    ========  ==========  ==========   ========    =======



                       EMERGING          INTERNATIONAL
   GROWTH               GROWTH              GROWTH
    FUND                 FUND                FUND
------------          -----------        -------------
$ 12,305,832          $13,195,027         $14,020,583
  13,385,659            1,615,533             741,545
 (11,468,747)          (7,983,325)         (2,218,657)
------------          -----------         -----------
$ 14,222,744          $ 6,827,235         $12,543,471
============          ===========         ===========
     740,880              893,632           1,119,133
     881,215              105,384              58,435
    (716,599)            (548,857)           (177,556)
------------          -----------         -----------
     905,496              450,159           1,000,012
============          ===========         ===========

                       See Notes to Financial Statements.

 STATEMENT OF CASH FLOWS
                              U.S. GOVERNMENT FUND

                          YEAR ENDED DECEMBER 31, 1997

CASH PROVIDED BY OPERATIONS:
 Purchases of long-term portfolio securities....... $(136,977,373)
 Net purchases of short-term investments...........      (550,758)
 Proceeds from sales of long-term portfolio
  securities.......................................   149,898,698
 Net payments for futures transactions.............      (853,008)
 Variation margin for futures transactions.........      (128,284)
                                                    -------------
                                                                   $11,389,275
                                                                   -----------
CASH USED FOR FINANCING ACTIVITIES:
 Proceeds from capital shares sold................. $   2,064,940
 Payments on capital shares redeemed...............   (12,441,308)
                                                    -------------
 Cash used for capital share transactions..........   (10,376,368)
 Net proceeds on dollar roll transactions..........    (3,091,221)
 Net payments for reverse repurchase agreements....    (2,255,625)
 Interest paid on reverse repurchase agreements....      (400,422)
                                                    -------------
                                                                   (16,123,636)
                                                                   -----------
 Net investment income.............................     3,942,935
 Net change in receivables/payables related to
  operations.......................................       342,620
                                                    -------------
                                                                     4,285,555
                                                                   -----------
Net decrease in cash...............................                   (448,806)
Cash at beginning of year..........................                    501,624
                                                                   -----------
Cash at end of year................................                $    52,818
                                                                   ===========

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                               GLOBAL MONEY FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR          YEAR          YEAR     PERIOD
                           ENDED         ENDED         ENDED         ENDED      ENDED
                          12/31/97      12/31/96      12/31/95      12/31/94  12/31/93*
                          --------      --------      --------      --------  ---------
Net asset value,
 beginning of year......  $  1.00       $  1.00       $  1.00       $  1.00    $  1.00
                          -------       -------       -------       -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...    0.049         0.049         0.053         0.037      0.016
                          -------       -------       -------       -------    -------
Total from investment
 operations.............    0.049         0.049         0.053         0.037      0.016
LESS DISTRIBUTIONS:
Dividends from net
 investment income......   (0.049)       (0.049)       (0.053)       (0.037)    (0.016)
Distributions from net
 realized capital
 gains..................     --          (0.000)#        --            --        --
                          -------       -------       -------       -------    -------
Total distributions.....   (0.049)       (0.049)       (0.053)       (0.037)    (0.016)
                          -------       -------       -------       -------    -------
Net asset value, end of
 year...................  $  1.00       $  1.00       $  1.00       $  1.00    $  1.00
                          =======       =======       =======       =======    =======
TOTAL RETURN+                4.99%         4.97%         5.46%         3.69%      1.59%
                          =======       =======       =======       =======    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $32,864       $23,266       $20,373       $ 6,159    $ 1,488
Ratio of operating
 expenses to average net
 assets.................     0.75%         0.58%         0.50%         0.49%      0.39%**
Ratio of net investment
 income to average net
 assets.................     4.88%         4.86%         5.30%         3.84%      2.54%**
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............     0.75%(a)      0.58%(a)      0.51%(a)       N/A        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or credits
 allowed by the
 custodian..............     0.85%(a)      0.88%(a)      1.01%(a)      1.25%      6.42%**
Net investment
 income/(loss) per share
 without fee waivers
 and/or expenses
 absorbed and/or credits
 allowed by the
 custodian..............  $ 0.048  (a)  $ 0.046  (a)  $ 0.048  (a)  $ 0.030    $(0.022)

------------
* The Fund commenced operations on May 10, 1993.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
# Amount represents less than $0.001 per share.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirement effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                       SHORT TERM HIGH QUALITY BOND FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR          YEAR         PERIOD
                           ENDED         ENDED         ENDED          ENDED
                          12/31/97      12/31/96      12/31/95      12/31/94*
                          --------      --------      --------      ---------
Net asset value,
 beginning of year......  $  2.43       $  2.49       $  2.39        $  2.50
                          -------       -------       -------        -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.14          0.15          0.12           0.08
Net realized and
 unrealized gain/(loss)
 on investments.........     0.00#        (0.06)         0.10          (0.12)
                          -------       -------       -------        -------
Total from investment
 operations.............     0.14          0.09          0.22          (0.04)
LESS DISTRIBUTIONS:
Dividends from net
 investment income......    (0.14)        (0.15)        (0.12)         (0.07)
                          -------       -------       -------        -------
Total distributions.....    (0.14)        (0.15)        (0.12)         (0.07)
                          -------       -------       -------        -------
Net asset value, end of
 year...................  $  2.43       $  2.43       $  2.49        $  2.39
                          =======       =======       =======        =======
TOTAL RETURN+                5.90%         3.74%         9.30%         (1.62)%
                          =======       =======       =======        =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $11,944       $12,402       $12,365        $15,547
Ratio of operating
 expenses to average net
 assets.................     1.00%         0.98%         0.85%          0.77%**
Ratio of net investment
 income to average net
 assets.................     6.04%         6.08%         6.14%          5.63%**
Portfolio turnover
 rate...................       43%          125%          188%            80%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............     1.00%(a)      0.98%(a)      0.87%(a)        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or credits
 allowed by the
 custodian..............     1.03%(a)      1.06%(a)      1.01%(a)       1.10%**
Net investment income
 per share without fee
 waivers and/or credits
 allowed by the
 custodian..............  $  0.14  (a)  $  0.15  (a)  $  0.11  (a)   $  0.07

------------
* The Fund commenced operations on January 12, 1994.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or without credits allowed by the custodian.
# Amount represents less than $0.01 per share.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                       SHORT TERM GLOBAL GOVERNMENT FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR          YEAR          YEAR      PERIOD
                           ENDED         ENDED         ENDED         ENDED       ENDED
                          12/31/97      12/31/96      12/31/95      12/31/94   12/31/93*
                          --------      --------      --------      --------   ---------
Net asset value,
 beginning of year......  $  2.48       $  2.50       $  2.35       $  2.49     $  2.50
                          -------       -------       -------       -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.27          0.14++        0.07          0.05        0.01
Net realized and
 unrealized gain/(loss)
 on investments.........    (0.17)         0.07          0.12         (0.10)      (0.01)
                          -------       -------       -------       -------     -------
Total from investment
 operations.............     0.10          0.21          0.19         (0.05)       0.00
LESS DISTRIBUTIONS:
Dividends from net
 investment income......    (0.11)        (0.15)        (0.04)        (0.05)      (0.01)
Distributions in excess
 of net investment
 income.................     --           (0.08)         --            --         --
Distributions from
 capital (Note 2).......     --            --            --           (0.04)      --
                          -------       -------       -------       -------     -------
Total distributions.....    (0.11)        (0.23)        (0.04)        (0.09)      (0.01)
                          -------       -------       -------       -------     -------
Net asset value, end of
 year...................  $  2.47       $  2.48       $  2.50       $  2.35     $  2.49
                          =======       =======       =======       =======     =======
TOTAL RETURN+                4.59%         8.61%         8.09%        (2.03)%      0.12%
                          =======       =======       =======       =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $18,050       $21,910       $23,805       $29,804     $19,147
Ratio of operating
 expenses to average net
 assets.................     1.28%         1.28%         1.25%         0.92%       0.52%**
Ratio of net investment
 income to average net
 assets.................     6.25%         5.67%         6.22%         5.84%       4.06%**
Portfolio turnover
 rate...................       82%           77%          195%          286%        164%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............     1.28%(a)      1.28%(a)      1.25%(a)       N/A         N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or credits
 allowed by the
 custodian..............     1.28%(a)      1.28%(a)      1.26%(a)      1.28%       1.92%**
Net investment income
 per share without fee
 waivers and/or expenses
 absorbed and/or credits
 allowed by the
 custodian..............  $  0.27  (a)  $  0.14++(a)  $  0.07  (a)  $  0.05     $  0.01

------------
* The Fund commenced operations on May 12, 1993.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
  See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
                              U.S. GOVERNMENT FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR          YEAR          YEAR       PERIOD
                           ENDED         ENDED         ENDED         ENDED        ENDED
                          12/31/97      12/31/96      12/31/95      12/31/94    12/31/93*
                          --------      --------      --------      --------    ---------
Net asset value,
 beginning of year......  $  9.77       $ 10.00       $  9.13       $ 10.04      $ 10.00
                          -------       -------       -------       -------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.63          0.58          0.64          0.50         0.19
Net realized and
 unrealized gain/(loss)
 on investments.........     0.26         (0.23)         0.87##       (0.90)##      0.04##
                          -------       -------       -------       -------      -------
Total from investment
 operations.............     0.89          0.35          1.51         (0.40)        0.23
LESS DISTRIBUTIONS:
Dividends from net
 investment income......    (0.62)        (0.58)        (0.64)        (0.50)       (0.19)
Distributions from net
 realized gains.........     --            --            --           (0.01)       --
                          -------       -------       -------       -------      -------
Total distributions.....    (0.62)        (0.58)        (0.64)        (0.51)       (0.19)
                          -------       -------       -------       -------      -------
Net asset value, end of
 year...................  $ 10.04       $  9.77       $ 10.00       $  9.13      $ 10.04
                          =======       =======       =======       =======      =======
TOTAL RETURN+                9.42%         3.69%        16.89%        (4.04)%       2.27%
                          =======       =======       =======       =======      =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $61,656       $66,563       $52,303       $43,582      $25,069
Ratio of operating
 expenses to average net
 assets.................     0.90%         0.94%         1.00%         0.85%        0.44%**
Ratio of net investment
 income to average net
 assets.................     6.28%         6.18%         6.68%         5.75%        5.37%**
Portfolio turnover
 rate...................      194%          282%          273%           74%         131%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian and/or
 interest expense.......     0.91%(a)      0.94%(a)      1.02%(a)       N/A          N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or credits
 allowed by the
 custodian..............     0.91%(a)      0.94%(a)      1.03%(a)      1.02%        1.47%**
Ratio of operating
 expenses to average net
 assets including
 interest expense.......     1.54%         1.08%         1.76%         0.86%        0.44%**
Net investment income
 per share without fee
 waivers and/or expenses
 absorbed and/or credits
 allowed by the
 custodian..............  $  0.63  (a)  $  0.58  (a)  $  0.63  (a)  $  0.49      $  0.15

------------
* The Fund commenced operations on May 6, 1993.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                             CORPORATE INCOME FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR          YEAR          YEAR      PERIOD
                           ENDED         ENDED         ENDED         ENDED       ENDED
                          12/31/97      12/31/96      12/31/95      12/31/94   12/31/93*
                          --------      --------      --------      --------   ---------
Net asset value,
 beginning of year......  $  9.82       $ 10.48       $  9.06       $ 10.34     $ 10.00
                          -------       -------       -------       -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.70          0.68          0.70          0.47        0.23
Net realized and
 unrealized gain/(loss)
 on investments.........     0.37         (0.66)         1.50         (1.30)       0.33##
                          -------       -------       -------       -------     -------
Total from investment
 operations.............     1.07          0.02          2.20         (0.83)       0.56
LESS DISTRIBUTIONS:
Dividends from net
 investment income......    (0.70)        (0.68)        (0.78)        (0.40)      (0.22)
Distributions from net
 realized gains.........     --            --            --           (0.05)      --
                          -------       -------       -------       -------     -------
Total distributions.....    (0.70)        (0.68)        (0.78)        (0.45)      (0.22)
                          -------       -------       -------       -------     -------
Net asset value, end of
 year...................  $ 10.19       $  9.82       $ 10.48       $  9.06     $ 10.34
                          =======       =======       =======       =======     =======
TOTAL RETURN+               11.35%         0.43%        25.09%        (8.13)%      5.62%
                          =======       =======       =======       =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $51,670       $59,883       $60,676       $54,705     $28,732
Ratio of operating
 expenses to average net
 assets.................     0.96%         0.98%         0.99%         0.93%       0.54%**
Ratio of net investment
 income to average net
 assets.................     6.95%         6.92%         7.00%         7.28%       6.37%**
Portfolio turnover
 rate...................       36%           30%           42%           23%         26%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............     0.96%(a)      0.98%(a)      0.99%(a)       N/A         N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or credits
 allowed by the
 custodian..............     0.96%(a)      0.98%(a)      0.99%(a)      1.07%       1.50%**
Ratio of operating
 expenses to average net
 assets including
 interest expense.......     --            --            0.99%         --         --
Net investment income
 per share without fee
 waivers and/or expenses
 absorbed and/or credits
 allowed by the
 custodian..............  $  0.70  (a)  $  0.68  (a)  $  0.70  (a)  $  0.47     $  0.19

------------
* The Fund commenced operations on May 7, 1993.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

 FINANCIAL HIGHLIGHTS
                             GROWTH AND INCOME FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR          YEAR         PERIOD
                           ENDED         ENDED         ENDED          ENDED
                          12/31/97      12/31/96      12/31/95      12/31/94*
                          --------      --------      --------      ---------
Net asset value,
 beginning of year......  $  14.29      $ 12.83       $  9.83        $ 10.00
                          --------      -------       -------        -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.06         0.12++        0.12           0.07
Net realized and
 unrealized gain/(loss)
 on investments.........      3.90         2.54          3.05          (0.24)
                          --------      -------       -------        -------
Total from investment
 operations.............      3.96         2.66          3.17          (0.17)
LESS DISTRIBUTIONS:
Dividends from net
 investment income......     (0.10)       (0.12)        (0.07)         --
Distributions from net
 realized gains.........     (1.23)       (1.08)        (0.10)         --
                          --------      -------       -------        -------
Total distributions.....     (1.33)       (1.20)        (0.17)         --
                          --------      -------       -------        -------
Net asset value, end of
 year...................  $  16.92      $ 14.29       $ 12.83        $  9.83
                          ========      =======       =======        =======
TOTAL RETURN+                28.50%       21.81%        32.41%         (1.70)%
                          ========      =======       =======        =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $101,794      $62,445       $46,362        $24,905
Ratio of operating
 expenses to average net
 assets.................      1.08%        1.13%         1.06%          1.20%**
Ratio of net investment
 income to average net
 assets.................      0.55%        0.93%         1.31%          1.63%**
Portfolio turnover
 rate...................       109%          83%           70%            44%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............      1.08%(a)     1.13%(a)      1.06%(a)        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or credits
 allowed by the
 custodian..............      1.08%(a)     1.13%(a)      1.16%(a)       1.55%**
Net investment income
 per share without fee
 waivers and/or credits
 allowed by the
 custodian..............  $   0.06  (a) $  0.12++(a)  $  0.11  (a)   $  0.05
Average commission rate
 paid (b)...............  $ 0.0460      $0.0533           N/A            N/A

------------
* The Fund commenced operations on January 12, 1994.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or without credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 FINANCIAL HIGHLIGHTS
                                  GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR           YEAR           YEAR          YEAR     PERIOD
                            ENDED         ENDED          ENDED         ENDED      ENDED
                          12/31//97      12/31/96       12/31/95      12/31/94  12/31/93*
                          ---------      --------       --------      --------  ---------
Net asset value,
 beginning of year......  $  16.01       $  15.72       $ 11.48       $ 11.19    $ 10.00
                          --------       --------       -------       -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.07           0.00++#       0.04++        0.04       0.02
Net realized and
 unrealized gain on
 investments............      1.60           2.42          4.24          0.26       1.17
                          --------       --------       -------       -------    -------
Total from investment
 operations.............      1.67           2.42          4.28          0.30       1.19
LESS DISTRIBUTIONS:
Dividends from net
 investment income......     (0.02)         --            (0.04)        (0.01)     --
Distributions from net
 realized gains.........     (2.25)         (2.13)        (0.00)#        --        --
                          --------       --------       -------       -------    -------
Total distributions.....     (2.27)         (2.13)        (0.04)        (0.01)     --
                          --------       --------       -------       -------    -------
Net asset value, end of
 year...................  $  15.41       $  16.01       $ 15.72       $ 11.48    $ 11.19
                          ========       ========       =======       =======    =======
TOTAL RETURN+                11.24%         16.15%        37.34%         2.69%     11.90%
                          ========       ========       =======       =======    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $121,766       $116,064       $99,699       $62,763    $22,795
Ratio of operating
 expenses to average net
 assets.................      1.18%          1.22%         1.24%         1.26%      0.78%**
Ratio of net investment
 income to average net
 assets.................      0.07%          0.01%         0.29%         0.74%      0.70%**
Portfolio turnover
 rate...................       158%           169%          187%          257%        86%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............      1.19%(a)       1.22%(a)      1.24%(a)       N/A        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or credits
 allowed by the
 custodian..............      1.19%(a)       1.22%(a)      1.24%(a)      1.32%      1.92%**
Net investment
 income/(loss) per share
 without fee waivers
 and/or expenses
 absorbed and/or credits
 allowed by the
 custodian..............  $   0.07  (a)  $   0.00++#(a) $  0.04++(a)  $  0.04    $ (0.01)
Average commission rate
 paid (b)...............  $ 0.0070       $ 0.0460           N/A           N/A        N/A

------------
* The Fund commenced operations on May 7, 1993.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# Amount represents less than $0.01 per share.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 FINANCIAL HIGHLIGHTS
                              EMERGING GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR           YEAR         PERIOD
                           ENDED         ENDED          ENDED          ENDED
                          12/31/97      12/31/96       12/31/95      12/31/94*
                          --------      --------       --------      ---------
Net asset value,
 beginning of year......  $ 14.70       $ 13.74        $ 10.53        $ 10.00
                          -------       -------        -------        -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
 income/(loss)..........    (0.03)        (0.12)++       (0.01)          0.06
Net realized and
 unrealized gain on
 investments............     1.80          1.52           3.26           0.47
                          -------       -------        -------        -------
Total from investment
 operations.............     1.77          1.40           3.25           0.53
LESS DISTRIBUTIONS:
Dividends from net
 investment income......     --            --            (0.04)         --
Distributions from net
 realized gains.........    (0.84)        (0.44)         (0.00)#        --
                          -------       -------        -------        -------
Total distributions.....    (0.84)        (0.44)         (0.04)         --
                          -------       -------        -------        -------
Net asset value, end of
 year...................  $ 15.63       $ 14.70        $ 13.74        $ 10.53
                          =======       =======        =======        =======
TOTAL RETURN+               12.59%        10.04%         30.99%          5.30%
                          =======       =======        =======        =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $45,362       $55,887        $46,058        $19,885
Ratio of operating
 expenses to average net
 assets.................     1.20%         1.20%          1.20%          1.23%**
Ratio of net investment
 income/(loss) to
 average net assets.....    (0.58)%       (0.82)%        (0.35)%         1.03%**
Portfolio turnover
 rate...................      116%           97%           135%           192%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............     1.21%(a)      1.21%(a)       1.21%(a)        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or credits
 allowed by the
 custodian..............     1.21%(a)      1.21%(a)       1.28%(a)       1.38%**
Net investment
 income/(loss) per share
 without fee waivers
 and/or credits allowed
 by the custodian.......  $ (0.03) (a)  $ (0.12)++(a)  $ (0.01) (a)   $  0.05
Average commission rate
 paid (b)...............  $0.0200       $0.0319            N/A            N/A

------------
* The Fund commenced operations on January 12, 1994.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or without credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# Amount represents less than $0.01 per share.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 FINANCIAL HIGHLIGHTS
                           INTERNATIONAL GROWTH FUND

               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                            YEAR          YEAR          YEAR          YEAR      PERIOD
                           ENDED         ENDED         ENDED         ENDED       ENDED
                          12/31/97      12/31/96      12/31/95      12/31/94   12/31/93*
                          --------      --------      --------      --------   ---------
Net asset value,
 beginning of year......  $ 13.02       $ 12.11       $ 11.47       $ 11.31     $ 10.00
                          -------       -------       -------       -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.71          0.07++        0.18          0.01        0.02
Net realized and
 unrealized gain/(loss)
 on investments.........    (0.97)         1.01          0.58          0.19##      1.29
                          -------       -------       -------       -------     -------
Total from investment
 operations.............    (0.26)         1.08          0.76          0.20        1.31
LESS DISTRIBUTIONS:
Dividends from net
 investment income......    (0.26)        (0.17)        (0.00)#       (0.03)      --
Distributions from net
 realized gains.........    (0.24)         --           (0.12)        (0.01)      --
                          -------       -------       -------       -------     -------
Total distributions.....    (0.50)        (0.17)        (0.12)        (0.04)      --
                          -------       -------       -------       -------     -------
Net asset value, end of
 year...................  $ 12.26       $ 13.02       $ 12.11       $ 11.47     $ 11.31
                          =======       =======       =======       =======     =======
TOTAL RETURN+               (2.64)%        9.04%         6.61%         1.88%      13.10%
                          =======       =======       =======       =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $49,636       $62,355       $45,909       $46,529     $10,638
Ratio of operating
 expenses to average net
 assets.................     1.35%         1.39%         1.47%         1.34%       0.83%**
Ratio of net investment
 income to average net
 assets.................     0.52%         0.56%         0.91%         0.83%       0.61%**
Portfolio turnover
 rate...................       84%           98%           72%           51%         24%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............     1.36%(a)      1.39%(a)      1.47%(a)       N/A         N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers,expenses
 absorbed and/or credits
 allowed by the
 custodian..............     1.36%(a)      1.39%(a)      1.48%(a)      1.50%       2.85%**
Net investment
 income/(loss) per share
 without fee waivers
 and/or expenses
 absorbed and/or credits
 allowed by the
 custodian..............  $  0.71  (a)  $  0.07++(a)  $  0.17  (a)  $  0.01     $ (0.06)
Average commission rate
 paid (b)...............  $0.0100       $0.0253           N/A           N/A         N/A

------------
* The Fund commenced operations on May 7, 1993.
** Annualized.
+ Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
++ Per share numbers have been calculated using the average shares method.
# Amount represents less than $0.01 per share.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) The ratio and per share number includes custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
(b) Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

 FINANCIAL HIGHLIGHTS
                            CAPITAL GROWTH PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    12/31/97*
                                                                    ---------
Net asset value, beginning of period...............................  $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................    0.10
Net realized and unrealized gain on investments....................    0.60#
                                                                     ------
Total from investment operations...................................    0.70
LESS DISTRIBUTIONS:
Dividends from net investment income...............................    --
Distributions from net realized gains..............................    --
                                                                     ------
Total distributions................................................    --
                                                                     ------
Net asset value, end of period.....................................  $10.70
                                                                     ======
TOTAL RETURN+                                                          7.00%
                                                                     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................  $  591
Ratio of operating expenses to average net assets++................    0.35%**
Ratio of net investment income to average net assets...............    0.51%**
Portfolio turnover rate............................................      11%
Ratio of operating expenses to average net assets without credits
 allowed by the custodian++........................................    0.43%**
Ratio of operating expenses to average net assets without fee
 waivers and credits allowed by the custodian++....................   15.54%**
Net investment loss per share without fee waivers and credits allowed by the custodian..........................................  $(2.82)

------------
* The Portfolio commenced operations on June 3, 1997.
** Annualized.
+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
++ The Portfolio will indirectly bear its prorated share of expenses of the
   Underlying Funds.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.

 FINANCIAL HIGHLIGHTS
                                GROWTH PORTFOLIO

           FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    12/31/97*
                                                                    ---------
Net asset value, beginning of period...............................  $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................    0.07
Net realized and unrealized gain on investments....................   0.42#
                                                                     ------
Total from investment operations...................................    0.49
LESS DISTRIBUTIONS:
Dividends from net investment income...............................    --
Distributions from net realized gains..............................    --
                                                                     ------
Total distributions................................................    --
                                                                     ------
Net asset value, end of period.....................................  $10.49
                                                                     ======
TOTAL RETURN+                                                          4.90%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................  $1,374
Ratio of operating expenses to average net assets++................    0.35%**
Ratio of net investment income to average net assets...............    1.24%**
Portfolio turnover rate............................................      42%
Ratio of operating expenses to average net assets without credits
 allowed by the custodian++........................................    0.40%**
Ratio of operating expenses to average net assets without fee
 waivers and credits allowed by the custodian++....................    6.67%**
Net investment income per share without fee waivers and credits allowed by the custodian..........................................  $(0.30)

------------
* The Portfolio commenced operations on June 3, 1997.
** Annualized.
+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
++ The Portfolio will indirectly bear its prorated share of expenses of the
   Underlying Funds.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.

 FINANCIAL HIGHLIGHTS
                               BALANCED PORTFOLIO

           FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    12/31/97*
                                                                    ---------
Net asset value, beginning of period...............................  $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................    0.13
Net realized and unrealized gain on investments....................    0.34#
                                                                     ------
Total from investment operations...................................    0.47
LESS DISTRIBUTIONS:
Dividends from net investment income...............................    --
Distributions from net realized gains..............................    --
                                                                     ------
Total distributions................................................    --
                                                                     ------
Net asset value, end of period.....................................  $10.47
                                                                     ======
TOTAL RETURN+                                                          4.70%
                                                                     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................  $2,354
Ratio of operating expenses to average net assets++................    0.35%**
Ratio of net investment income to average net assets...............    2.34%**
Portfolio turnover rate............................................      15%
Ratio of operating expenses to average net assets without credits
 allowed by the custodian++........................................    0.37%**
Ratio of operating expenses to average net assets without fee
 waivers and credits allowed by the custodian++....................    3.97%**
Net investment income per share without fee waivers and credits allowed by the custodian..........................................  $(0.07)

------------
* The Portfolio commenced operations on June 3, 1997.
** Annualized.
+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
++ The Portfolio will indirectly bear its prorated share of expenses of the
   Underlying Funds.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.

 FINANCIAL HIGHLIGHTS
                                VALUE PORTFOLIO

           FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    PERIOD
                                                                     ENDED
                                                                   12/31/97*
                                                                   ---------
Net asset value, beginning of period..............................  $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................     0.04
Net realized and unrealized gain on investments...................     0.19
                                                                    -------
Total from investment operations..................................     0.23
LESS DISTRIBUTIONS:
Dividends from net investment income..............................    --
Distributions from net realized gains.............................    --
                                                                    -------
Total distributions...............................................    --
                                                                    -------
Net asset value, end of period....................................  $ 10.23
                                                                    =======
TOTAL RETURN+                                                          2.30%
                                                                    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............................  $   100
Ratio of operating expenses to average net assets++...............     0.34%**
Ratio of net investment income to average net assets..............     7.04%**
Portfolio turnover rate...........................................        5%
Ratio of operating expenses to average net assets without credits
 allowed by the custodian++.......................................     0.49%**
Ratio of operating expenses to average net assets without fee
 waivers and credits allowed by the custodian++...................   116.19%**
Net investment loss per share without fee waivers and credits allowed by the custodian.........................................  $ (0.66)

------------
* The Portfolio commenced operations on September 9, 1997.
** Annualized.
+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
++ The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

 FINANCIAL HIGHLIGHTS
                                INCOME PORTFOLIO

           FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    12/31/97
                                                                    ---------
Net Asset Value, beginning of period..............................  $   10.00
                                                                    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................       0.00
Net realized and unrealized gain/(loss) on investments............       0.00
                                                                    ---------
Total from investment operations..................................       0.00
LESS DISTRIBUTIONS:
Dividends from net investment income..............................       0.00
Distributions in excess of net investment income..................       0.00
Total distributions...............................................       0.00
                                                                    ---------
Net Asset Value, end of period....................................  $   10.00(a)
                                                                    =========
TOTAL RETURN+.....................................................       0.00%
                                                                    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............................  $       0
Ratio of operating expenses to average net assets.................       0.35%**
Ratio of net investment income to average net assets..............       0.00%**
Portfolio turnover rate...........................................         99%
Ratio of operating expenses to average net assets without fees
 reduced by credits allowed by the custodian++....................       0.00%**
Ratio of operating expenses to average net assets without waivers, expenses reimbursed and/or fees reduced by credits allowed by the
 custodian++......................................................   7,567.04%**
Net investment income per share without waivers, expenses
 reimbursed and/or fees reduced by credits allowed by the
 custodian........................................................  $      0.00

------------
* The Fund commenced operations on October 22, 1997.
** Annualized.
+ Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
++ The Portfolio will indirectly bear its prorated share of expenses of the
   Underlying Funds.
(a) Represents offering share price.

 PORTFOLIO OF INVESTMENTS
                               GLOBAL MONEY FUND

                               DECEMBER 31, 1997

  PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 2)
  ---------                                                           --------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 50.9%
  (Cost $16,736,327)
 $16,739,000 Federal Home Loan Bank (FHLB),
              5.750% due 01/02/1998++.............................   $16,736,327
                                                                     -----------
 MEDIUM-TERM NOTES -- 23.8%
   1,000,000 Bank Boston,
              6.140% due 10/06/1998+..............................       999,591
   1,000,000 Bayerische Landesbank,
              5.870% due 06/26/1998+..............................       999,625
   1,000,000 CoreStates Bank,
              6.009% due 03/16/1998+..............................     1,000,000
     850,000 Federal National Mortgage Association (FNMA),
              5.480% due 01/02/1998...............................       849,997
   1,000,000 KFW International Finance,
              5.836% due 02/12/1998++.............................       993,350
   1,000,000 Keybank,
              6.120% due 07/31/1998+..............................       999,605
   1,000,000 Pfizer Inc.,
              6.068% due 01/28/1998++.............................       995,538
   1,000,000 Southern Company,
              5.995% due 02/23/1998++.............................       991,608
                                                                     -----------
             Total Medium-Term Notes
              (Cost $7,829,314)...................................     7,829,314
                                                                     -----------
 COMMERCIAL PAPER -- (DOMESTIC) -- 9.8%
   1,000,000 Abbey National,
              5.899% due 03/10/1998++.............................       989,167
   1,250,000 Associates Corporation of North America,
              5.883% due 07/15/1998++.............................     1,236,494
   1,000,000 Bayer Company,
              5.895% due 02/24/1998++.............................       991,375
                                                                     -----------
             Total Commercial Paper--(Domestic)
              (Cost $3,217,036)...................................     3,217,036
                                                                     -----------

  PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 2)
  ---------                                                           --------
 CERTIFICATES OF DEPOSIT -- (DOMESTIC) -- 7.7%
 $ 1,000,000 Canadian Imperial Bank of Commerce,
              5.800% due 03/18/1998...............................   $ 1,000,000
     500,000 Corestate Bank,
              5.598% due 04/21/1998...............................       500,000
   1,000,000 Westdeutsche Landesbank,
              5.900% due 01/12/1998...............................     1,000,000
                                                                     -----------
             Total Certificates of Deposit--(Domestic)
              (Cost $2,500,000)...................................     2,500,000
                                                                     -----------
 CERTIFICATES OF DEPOSIT -- (YANKEE) -- 7.6%
   1,000,000 Bank of Tokyo,
              6.500% due 03/04/1998...............................     1,000,000
     500,000 Deutsche Bank,
              5.700% due 02/06/1998...............................       499,981
   1,000,000 Rabobank Nederland,
              5.990% due 03/24/1998...............................       999,893
                                                                     -----------
             Total Certificates of Deposit--(Yankee)
              (Cost $2,499,874)...................................     2,499,874
                                                                     -----------

TOTAL INVESTMENTS (COST $32,782,551*).......................  99.8%  32,782,551
OTHER ASSETS AND LIABILITIES (NET)..........................   0.2       81,863
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $32,864,414
                                                             =====  ===========

------------
* Aggregate cost for federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                       SHORT TERM HIGH QUALITY BOND FUND

                               DECEMBER 31, 1997

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 30.4%
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) --
              16.5%
 $   90,466 #121425, Seasoned,
             11.000% due 04/15/2015**............................   $   103,003
     92,334 #140834, Seasoned,
             11.000% due 12/15/2015**............................       105,348
     39,884 #144538, Seasoned,
             11.000% due 12/15/2015**............................        45,506
    101,037 #151670, Seasoned,
             11.000% due 12/15/2015**............................       115,039
     36,610 #254937, Seasoned,
             10.000% due 06/15/2019**............................        40,654
     86,529 #257814, Seasoned,
             10.000% due 09/15/2018..............................        96,282
     81,563 #293511, Seasoned,
             10.000% due 07/15/2020**............................        90,950
    306,049 #400224, Seasoned,
             8.000% due 06/15/2009**.............................       317,620
    353,151 #453963,
             8.000% due 08/15/2012**.............................       366,062
    205,099 #780081, Seasoned,
             10.000% due 02/15/2025**............................       228,083
     52,492 #780121, Seasoned,
             10.000% due 04/15/2025**............................        58,594
     49,752 #780141, Seasoned,
             10.000% due 12/15/2020**............................        55,422
    323,895 #780317, Seasoned,
             9.000% due 12/15/2020**.............................       351,727
                                                                    -----------
            Total GNMAs (Cost $1,930,790)........................     1,974,290
                                                                    -----------
            ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) --
              5.9%
    125,498 Federal Home Loan Mortgage Corporation (FHLMC),
            #845988,
             7.897% due 11/01/2021+..............................       131,400
            Federal National Mortgage Association (FNMA):
    229,827 #82247,
             6.125% due 04/01/2019+..............................       229,756
     52,766 #124571,
             7.641% due 11/01/2022+..............................        54,341
     65,945 #152205,
             7.460% due 01/01/2019+..............................        68,089
    217,491 #313257,
             6.174% due 11/01/2035+..............................       217,424
                                                                    -----------
            Total ARMs (Cost $694,026)...........................       701,010
                                                                    -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) --
              4.3%
    261,164 5 Year Balloon, GOLD, #G50135,
             5.500% due 03/01/1999...............................       259,856
    234,145 #A01226, Seasoned,
             9.500% due 08/01/2016...............................       253,479
                                                                    -----------
            Total FHLMCs (Cost $514,359).........................       513,335
                                                                    -----------

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                          --------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) --
               3.7% (Cost $438,724)
 $   417,987 #313641, Seasoned, 8.500% due 11/01/2017...........   $    440,626
                                                                   ------------
             Total U.S. Government Agency Mortgage-Backed
              Securities (Cost $3,577,899)......................      3,629,261
                                                                   ------------
 CORPORATE NOTES -- 20.4%
     100,000 Colonial Realty, Sr. Note,
              7.500% due 07/15/2001.............................        103,500
     100,000 ERP Operating LP,
              8.500% due 05/15/1999++...........................        102,804
     250,000 Federated Department Stores,
              6.790% due 07/15/2027.............................        256,693
     300,000 GMAC, Notes,
              8.625% due 06/15/1999.............................        310,182
     200,000 Lockheed Martin Corporation,
              6.850% due 05/15/2001.............................        203,500
             Lyondell Petrochemical Company:
     100,000 9.125% due 03/15/2002..............................        109,725
     150,000 9.750% due 09/04/2003++............................        170,437
     250,000 Oasis Residential Inc.,
              6.750% due 11/15/2001.............................        251,562
     250,000 Southern National Corporation, Sub. Note,
              7.050% due 05/23/2003.............................        257,407
     300,000 Sun Communities Inc., Sr. Note,
              7.625% due 05/01/2003**...........................        313,725
     100,000 Susa Partnership LP,
              7.125% due 11/01/2003.............................        102,125
             Taubman Realty Corporation:
     100,000 8.000% due 06/15/1999..............................        102,240
     100,000 MTN,
             7.500% due 06/15/2002..............................        103,076
      50,000 Time Warner Inc.,
              7.950% due 02/01/2000.............................         51,537
                                                                   ------------
             Total Corporate Notes (Cost $2,372,518)............      2,438,513
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.6%
     250,000 Carco Auto Loan Master Trust, 1997-1-A, 6.689% due
              08/15/2004........................................        251,545
             Countrywide Funding Corporation:
      27,038 1994-1-A3,
             6.250% due 03/25/2024..............................         26,616
     500,000 1994-2-A8,
             6.500% due 02/25/2009..............................        498,905
     158,071 Federal Home Loan Mortgage Corporation (FHLMC),
              P/O, REMIC, #1719-C,
              Zero coupon due 04/15/1999........................        151,056
      97,331 General Electric Capital Mortgage Association,
              1994-27-A1,
              6.500% due 07/25/2024.............................         97,037
     264,789 Norwest Asset Securities Corporation,
              1996-5-A13,
              7.500% due 11/25/2026.............................        268,843

                       See Notes to Financial Statements.

                       SHORT TERM HIGH QUALITY BOND FUND

                               DECEMBER 31, 1997

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
            Prudential Home Mortgage Securities:
 $   22,122 1992-47,
            7.500% due 01/25/2023................................   $    22,052
    169,527 1993-43-A1,
            5.400% due 10/25/2023................................       167,513
    350,000 Residential Asset Securitization Trust,
             1997-A6-A5,
             7.250% due 09/25/2012...............................       353,063
    230,542 Residential Funding Mortgage Securitization, 1997-
             S13-A8,
             7.100% due 09/25/2027...............................       231,406
     37,583 Ryland Acceptance Corporation,
             8.950% due 08/20/2019...............................        38,053
                                                                    -----------
            Total Collateralized Mortgage Obligations
             (Cost $2,096,235)...................................     2,106,089
                                                                    -----------
 ASSET-BACKED SECURITIES -- 15.3%
     20,178 Advanta Mortgage Loan Trust, 1996-2-A1, 6.740% due
             11/25/2009..........................................        20,419
            Green Tree Financial Corporation:
    250,000 1995-1-B2,
            9.200% due 06/15/2025................................       267,967
    200,000 1995-6-B1,
            7.700% due 09/15/2026................................       204,312
    100,000 Green Tree Home Equity Loan Trust,
             1997-B-A5,
             7.150% due 04/15/2027...............................       101,281
    165,000 Green Tree Home Improvement, 1995-DB2, 7.450% due
             09/15/2025..........................................       163,969
     59,999 Green Tree Recreational, Equipment & Consumer, 1996-
             A, Class A1,
             5.550% due 02/15/2018...............................        59,750
    100,000 H & T Master Trust,
             8.430% due 08/15/2002++.............................       100,422
            Merrill Lynch Mortgage Investors, Inc.:
     18,683 1991-B-A,
            9.200% due 04/15/2011................................        18,771
     50,399 1991-I-A,
            7.650% due 01/15/2012................................        50,792
    123,842 1992-B-A4,
            7.850% due 04/15/2012................................       124,500
    337,309 Mid-State Trust, Series 4, Class A,
             8.330% due 04/01/2030...............................       364,317
     69,767 Sec Pac Manufacturing Housing, 95-1, Class A1,
             6.500% due 04/10/2020...............................        69,918
     25,963 The Money Store, Inc. 1996-B-A1,
             6.720% due 02/15/2010...............................        26,181
    249,654 World Omni Automobile Lease Securitization,
             1996-B,
             6.850% due 11/15/2002++.............................       250,981
                                                                    -----------
            Total Asset-Backed Securities
             (Cost $1,793,669)...................................     1,823,580
                                                                    -----------
 U.S. TREASURY NOTE -- 5.1% (Cost $608,027)
    600,000 6.250% due 08/31/2000................................       612,282
                                                                    -----------

 PRINCIPAL                                                              VALUE
  AMOUNT                                                              (NOTE 2)
 ---------                                                            --------
 COMMERCIAL PAPER -- 10.7%
 $ 576,000 Ford Motor Company,
            6.250% due 01/02/1998.................................   $   576,000
   700,000 General Electric Capital Corporation,
            6.650% due 01/02/1998.................................       700,000
                                                                     -----------
           Total Commercial Paper (Cost $1,276,000)...............     1,276,000
                                                                     -----------

TOTAL INVESTMENTS (COST $11,724,348*).......................  99.5%  11,885,725
OTHER ASSETS AND LIABILITIES (NET)..........................   0.5       58,662
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $11,944,387
                                                             =====  ===========

------------
* Aggregate cost for federal tax purposes is $11,724,481.
** A portion or all of this security is pledged as collateral for futures contracts.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 NUMBER OF                                                          UNREALIZED
 CONTRACTS                                                        (DEPRECIATION)
 ---------                                                        --------------
 FUTURES CONTRACTS -- SHORT POSITION
     17    U.S. Treasury Note, Five Year,
            March 1998.........................................      $(6,501)
                                                                     ========

                               GLOSSARY OF TERMS

 BALLOON--Five- and seven-year
          mortgages with larger
          dollar amounts of
          payments falling due in
          the later years of the
          obligation
 GOLD-- Payments are on
        accelerated 45-day
        payment cycle instead of
        75-day payment cycle
 MTN--  Medium Term Note
 P/O--  Principal Only
 REMIC--Real Estate Mortgage
        Investment Conduit

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                       SHORT TERM GLOBAL GOVERNMENT FUND

                               DECEMBER 31, 1997

     PRINCIPAL                                                         VALUE
      AMOUNT                                                         (NOTE 2)
     ---------                                                       --------
 FOREIGN BONDS AND NOTES -- 51.3%
  GREAT BRITAIN POUND STERLING NOTES -- 16.2%
                   United Kingdom Treasury Notes:
 GBP       560,000 6.000% due 08/10/1999.........................   $   909,943
           465,000 13.000% due 07/14/2000........................       871,504
           685,000 7.000% due 06/07/2002.........................     1,149,267
                                                                    -----------
                   Total Great British Pound Sterling Bonds (Cost
                    $2,903,958)..................................     2,930,714
                                                                    -----------
  NEW ZEALAND DOLLAR BOND -- 7.9% (Cost $1,721,038)
 NZD     2,505,000 Housing Corporation of New
                    Zealand, Global Note,
                    7.250% due 06/20/2002........................     1,423,256
                                                                    -----------
  ITALIAN LIRA BOND -- 6.2% (Cost $1,189,989)
                   Italian Treasury Bond,
 ITL 1,935,000,000 8.500% due 01/01/1999.........................     1,126,653
                                                                    -----------
  SWEDISH KRONA BONDS -- 6.2%
 SEK     3,700,000 Kingdom of Sweden,
                   11.000% due 01/21/1999........................       493,346
         4,500,000 Statens Bostadfinansier S.B. A.B., Series 114,
                    10.250% due 05/05/2000.......................       625,598
                                                                    -----------
                   Total Swedish Krona Bonds
                    (Cost $1,146,639)............................     1,118,944
                                                                    -----------
  CANADIAN DOLLAR BONDS -- 5.0%
 CAD       860,000 Government of Canada,
                    6.500% due 08/01/1999**......................       613,293
           400,000 Royal Bank of Canada,
                    10.900% due 01/15/1999.......................       295,721
                                                                    -----------
                   Total Canadian Dollar Bonds
                    (Cost $948,190)..............................       909,014
                                                                    -----------
  IRISH POUND BOND -- 3.7% (Cost $726,978)
 IEP       465,000 Republic of Ireland,
                   6.250% due 04/01/1999.........................       670,438
                                                                    -----------
  SPANISH PESETA BONDS -- 3.6%
                   Government of Spain:
 ESP    59,000,000 11.450% due 08/30/1998........................       403,647
        35,000,000 10.250% due 11/30/1998........................       240,968
                                                                    -----------
                   Total Spanish Peseta Bonds
                    (Cost $780,925)..............................       644,615
                                                                    -----------
  ARGENTINIAN PESO BONDS -- 2.5%
 ARP       250,000 Argentina Treasury Bill, Letras Del Tesoro,
                   0% due 03/20/1998.............................       245,125
           208,000 Republic of Argentina,
                   8.939% due 09/01/2000+........................       197,820
                                                                    -----------
                   Total Argentinan Peso Bonds
                    (Cost $455,580)..............................       442,945
                                                                    -----------
                   Total Foreign Bonds and Notes
                    (Cost $9,873,297)............................     9,266,579
                                                                    -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 U.S. TREASURY NOTES -- 11.4%
 $  500,000 5.125% due 03/31/1998................................   $   499,760
  1,550,000 6.375% due 01/15/1999................................     1,561,020
                                                                    -----------
            Total U.S. Treasury Notes
             (Cost $2,059,878)...................................     2,060,780
                                                                    -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 10.4%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 7.7%
     32,291 Pass-through certificates,
            10.000% due 12/15/2017-01/15/2018....................        35,910
    181,056 Pass-through certificates,
            10.000% due 02/15/2018-03/15/2018....................       201,346
    332,090 Pass-through certificates,
            10.000% due 09/15/2018-10/15/2018....................       369,524
    264,582 Pass-through certificates,
            10.000% due 02/15/2019-03/15/2019....................       294,231
    143,271 Pass-through certificates,
            10.000% due 05/15/2020-06/15/2020....................       159,600
    290,854 Pass-through certificates,
            10.000% due 06/15/2020-07/15/2020....................       324,003
                                                                    -----------
            Total Government National Mortgage Association Notes
             (Cost $1,347,186)...................................     1,384,614
                                                                    -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.2%
   (Cost $215,542)
    211,554 #141461,
             7.784% due 11/01/2021+..............................       218,827
                                                                    -----------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II (GNMA II) -- 1.0% (Cost
   $181,914)
    173,030 Pass-through certificates,
            9.000% due 04/20/2025................................       184,708
                                                                    -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.5% (Cost $87,304)
     86,835 #1223
             7.250% due 07/15/2020...............................        87,024
                                                                    -----------
            Total U.S. Government Agency Mortgage-Backed
             Securities (Cost $1,831,946)........................     1,875,173
                                                                    -----------
 ASSET-BACKED SECURITIES -- 9.4%
  1,200,000 BankBoston RV Asset Backed Trust,
             1997-1-A4,
             6.330% due 04/15/2004...............................     1,201,875
    500,000 The Money Store Home Equity Trust,
             1997-C-AF,
             6.307% due 08/15/2012...............................       499,687
                                                                    -----------
            Total Asset-Backed Securities
             (Cost $1,699,823)...................................     1,701,562
                                                                    -----------
 COMMERCIAL PAPER -- 8.1%
    558,000 Ford Motor Company,
             6.250% due 01/02/1998...............................       558,000
    900,000 General Electric Capital Corporation,
             6.650% due 01/02/1998...............................       900,000
                                                                    -----------
            Total Commercial Paper (Cost $1,458,000).............     1,458,000
                                                                    -----------

                       See Notes to Financial Statements.

                       SHORT TERM GLOBAL GOVERNMENT FUND

                               DECEMBER 31, 1997

     PRINCIPAL                                                         VALUE
       AMOUNT                                                        (NOTE 2)
     ---------                                                       --------
 CORPORATE NOTES -- 2.3%
 $          100,000 Nabisco Inc., Industrial Note, 144A, 6.300%
                     due 08/26/1999..............................   $   100,005
            300,000 Sun Communities Inc., Sr. Note, 7.625% due
                     05/01/2003..................................       313,725
                                                                    -----------
                    Total Corporate Notes
                     (Cost $399,216).............................       413,730
                                                                    -----------
 TIME DEPOSITS -- 1.6%
 ZAR        673,718 Banker Trust & Company,
                     15.660% due 01/12/1998......................       138,440
 TRL 23,106,250,000 J.P. Morgan & Company,
                     81.000% due 01/12/1998......................       111,490
 TRL  9,192,500,000 J.P. Morgan & Company,
                     84.000% due 02/06/1998......................        44,355
                                                                    -----------
                    Total Time Deposits
                     (Cost $313,964).............................       294,285
                                                                    -----------
 INDEXED NOTE -- 1.5% (Cost $270,000)
            270,000 Chase Manhattan,
                    (Value is directly linked to the Hungarian
                    Forint),
                    19.189% due 02/06/1998.......................       265,842
                                                                    -----------

                                        EXPIRATION STRIKE
                                           DATE    PRICE
                                        ---------- ------
 PUT OPTIONS PURCHASED ON FOREIGN CURRENCY -- 0.0%#
 GBP 550,000 Great British Pound
              Sterling Put...........   01/20/1998 1.609         2,362
                                                           -----------
             Total Put Options Purchased on Foreign
              Currency (Cost $11,605)......................      2,362
                                                           -----------
 TOTAL INVESTMENTS (COST $17,917,729*)...........   96.0%   17,338,313
                                                           -----------
 CALL OPTIONS WRITTEN ON FOREIGN CURRENCY -- 0.0%#
 GBP 550,000 Great British Pound
              Sterling Call..........   01/20/1998 1.648        (7,082)
                                                           -----------
             Total Call Options Written on Foreign
              Currency
             (Premiums received $11,605)...................     (7,082)
                                                           -----------
 OTHER ASSETS AND LIABILITIES (NET)...............   4.0%      718,628
                                                   -----   -----------
 NET ASSETS....................................... 100.0%  $18,049,859
                                                   =====   ===========

------------
* Aggregate cost for federal tax purposes.
** A portion of this security is pledged as collateral for option contracts. + Variable rate security. The interest rate shown reflects the rate currently in effect.
# Amount represents less than 0.1% of net assets
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                        CONTRACTS TO RECEIVE                  NET UNREALIZED
             -----------------------------------------------  APPRECIATION/
EXPIRATION          LOCAL           VALUE IN    IN EXCHANGE   (DEPRECIATION)
   DATE           CURRENCY           U.S. $     FOR U.S. $     OF CONTRACTS
----------   ---------------------  ---------   -----------   --------------
01/05/1998   DEM        2,000,000   1,111,826    1,117,549       $ (5,723)
01/05/1998   GBP        1,000,000   1,642,389    1,658,050        (15,661)
01/05/1998   ITL    1,696,322,211     958,901      965,026         (6,125)
01/23/1998   TRL   11,841,500,000      54,477       55,000           (523)
01/23/1998   DEM           48,796      27,162       28,213         (1,051)
02/06/1998   HFR        6,798,975      32,740       33,700           (960)
02/17/1998   PLZ          413,312     114,269      112,908          1,361
06/04/1998   MXN          829,363     102,765       95,307          7,458
                                                                 --------
                                                                 $(21,224)
                                                                 --------

 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                          CONTRACTS TO DELIVER                        NET UNREALIZED
              -----------------------------------------------------   APPRECIATION/
EXPIRATION           LOCAL              VALUE IN      IN EXCHANGE      DEPRECIATION
   DATE            CURRENCY              U.S. $       FOR U.S. $       OF CONTRACTS
----------    -----------------------   ---------     -----------     --------------
01/05/1998    GBP         1,000,000     1,642,389      1,674,900         $ 32,511
01/05/1998    ITL     1,696,322,211       958,901        988,504           29,603
01/05/1998    DEM         2,000,000     1,111,826      1,137,656           25,830
01/07/1998    NZD         2,500,000     1,452,743      1,557,500          104,757
01/22/1998    SEK         5,100,000       642,743        671,671           28,928
01/23/1998    DEM            48,796        27,162         27,500              338
01/30/1998    DEM         2,000,000     1,113,762      1,119,194            5,432
01/30/1998    GBP         1,000,000     1,643,269      1,656,000           12,731
01/30/1998    ITL     1,696,322,211       958,645        964,696            6,051
02/09/1998    IEP           334,494       476,229        480,836            4,607
02/25/1998    SEK         2,461,840       310,546        307,346           (3,200)
03/23/1998    CAD         1,388,000       973,697      1,015,548           41,851
03/24/1998    CHF         1,139,680       787,274        792,986            5,712
                                                                         --------
                                                                         $295,151
                                                                         --------
Net Unrealized Appreciation of Forward Foreign Currency
 Contracts................................................               $273,927
                                                                         ========


                               GLOSSARY OF TERMS

     ARP--Argentinian Peso
     CAD--Canadian Dollar
     CHF--Swiss Franc
     DEM--German Deutsche Mark
     ESP--Spanish Peseta
     GBP--Great Britain Pound
          Sterling
     HFR--Hungarian Forint
     IEP--Irish Pound
     ITL--Italian Lira
     MXN--Mexican Peso
     NZD--New Zealand Dollar
     PLZ--Poland Zloty
     SEK--Swedish Krona
     TRL--Turkish Lira
     ZAR--South African Rand

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                              U.S. GOVERNMENT FUND

                               DECEMBER 31, 1997

  PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                          --------
 U.S. TREASURY OBLIGATIONS -- 41.9%
  U.S. TREASURY NOTES -- 26.1%
 $ 1,400,000 6.375% due 05/15/2000...............................   $ 1,421,000
     325,000 6.625% due 03/31/2002...............................       335,511
  11,170,000 6.250% due 06/30/2002***............................    11,391,613
   2,450,000 6.500% due 10/15/2006...............................     2,565,223
     350,000 6.250% due 02/15/2007...............................       361,155
                                                                    -----------
             Total U.S. Treasury Notes
              (Cost $15,788,687).................................    16,074,502
                                                                    -----------
  U.S. TREASURY BONDS -- 15.8%
     300,000 12.750% due 11/15/2010..............................       428,202
   3,300,000 6.250% due 08/15/2023...............................     3,399,000
   5,439,000 6.625% due 02/15/2027**.............................     5,904,687
                                                                    -----------
             Total U.S. Treasury Bonds
              (Cost $9,242,341)..................................     9,731,889
                                                                    -----------
             Total U.S. Treasury Obligations
              (Cost $25,031,028).................................    25,806,391
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 37.8%
             Federal National Mortgage Associaton (FNMA), REMIC,
              Pass-through certificates:
   1,058,598 Trust 89-90, Class E,
              8.700% due 12/25/2019..............................     1,126,740
   4,839,972 Trust 92-55, Class DZ,
              8.000% due 04/25/2022..............................     5,271,020
   5,871,885 Trust 92-83, Class X,
              7.000% due 02/25/2022..............................     5,756,268
   1,423,782 Trust 93-159, Class PA, (P/O),
              Zero coupon due 01/25/2021.........................     1,318,322
     854,801 Trust 94-57, Class C, (P/O),
              Zero coupon due 01/25/2024.........................       714,289
   1,541,555 Federal National Mortgage Association (FNMA), Trust
              96-274, Class 1, (P/O), Zero coupon due
              10/01/2025.........................................     1,267,436
     623,558 Guaranteed Mortgage Corporation III (GNMA-CMB),
              Trust B, Class 1,
              9.000% due 12/01/2007..............................       643,237
   7,000,000 Vendee Mortgage Trust, Trust
              1997-2, Class B, 7.500% due 01/15/2013.............     7,216,510
                                                                    -----------
             Total Collateralized Mortgage Obligations (Cost
              $21,584,092).......................................    23,313,822
                                                                    -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 35.0%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 20.5%
   2,750,000 7.000% due 02/17/2027, TBA..........................     2,774,062
   8,142,057 7.500% due 01/15/2023**.............................     8,363,358
   1,370,670 8.000% due 08/15/2026-01/15/2027**..................     1,420,869
      71,158 9.000% due 08/15/2021...............................        77,094
                                                                    -----------
             Total GNMAs (Cost $12,427,332)......................    12,635,383
                                                                    -----------

  PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                          --------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 11.2%
             GOLD:
 $ 1,118,509 5.500% due 12/01/2008**.............................   $ 1,087,750
   3,425,000 7.000% due 08/18/2012, TBA..........................     3,479,586
     976,540 8.750% due 01/01/2013**.............................     1,027,632
     304,066 9.000% due 09/01/2020...............................       327,877
   1,000,000 6.500% due 10/14/2027, TBA..........................       987,500
                                                                    -----------
             Total FHLMCs (Cost $6,803,856)......................     6,910,345
                                                                    -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.7%
     635,862 8.000% due 05/01/2022...............................       664,476
     341,608 8.500% due 02/01/2023...............................       358,616
                                                                    -----------
             Total FNMAs (Cost $1,018,240).......................     1,023,092
                                                                    -----------
  RESIDENTIAL FUNDING MORTGAGE SECURITY -- 1.6%
   (Cost $963,750)
   1,000,000 Trust 92-539, Class A8,
              7.500% due 11/25/2007..............................     1,018,750
                                                                    -----------
             Total U.S. Government Agency
              Mortgage-Backed Securities
              (Cost $21,213,178).................................    21,587,570
                                                                    -----------
 DISCOUNT NOTE -- 0.9% (Cost $569,905)
     570,000 Federal Home Loan Mortgage Corporation, 6.000% due
              01/02/1998+........................................       569,905
                                                                    -----------

TOTAL INVESTMENTS (COST $68,398,203*)........ 115.6%  71,277,688
OTHER ASSETS AND LIABILITIES (NET)........... (15.6)  (9,621,279)
                                              -----  -----------
NET ASSETS................................... 100.0% $61,656,409
                                              =====  ===========

------------
* Aggregate cost for federal tax purposes $68,402,549.
** A portion or all of the securities are pledged as collateral for futures contracts and dollar roll transactions.
***A portion or all of the security is pledged as collateral for reverse repurchase agreements (Note 5).
+ Rate represents annualized yield at date of purchase.

    NUMBER                                                         UNREALIZED
 OF CONTRACTS                                                    (DEPRECIATION)
 ------------                                                    --------------
 FUTURES CONTRACTS -- SHORT POSITION
           54 U.S. Treasury Bond, Thirty Year, March 1998.....         $(82,180)
           18 U.S. Treasury Bond, Ten Year, March 1998........          (12,456)
                                                                       --------
                                                                       $(94,636)
                                                                       ========


                               GLOSSARY OF TERMS

 GOLD  -- Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle
 P/O   -- Principal Only
 REMIC -- Real Estate Mortgage Investment Conduit
 TBA   -- To Be Announced

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             CORPORATE INCOME FUND

                               DECEMBER 31, 1997

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 CORPORATE BONDS AND NOTES -- 87.3%
  TRANSPORTATION -- 17.8%
 $1,750,000 Carnival Corporation, Deb.,
             7.200% due 10/01/2023...............................   $ 1,787,188
  1,000,000 Conrail Inc., Deb.,
             9.750% due 06/15/2020...............................     1,318,750
  1,000,000 Continental Airlines Inc.,
             Pass-through certificates, Series 974C,
             6.800% due 07/02/2007...............................     1,017,054
  1,000,000 Norfolk Southern Corporation,
             7.800% due 05/15/2027...............................     1,133,750
  2,000,000 Southwest Airlines Company,
             Pass-through certificates, 94-A, Class A-4,
             9.150% due 07/01/2016...............................     2,350,000
  1,300,000 United Air Lines Inc.,
             Pass-through certificates,
             9.560% due 10/19/2018...............................     1,589,250
                                                                    -----------
                                                                      9,195,992
                                                                    -----------
  FINANCIAL -- 13.9%
    500,000 American General Corporation,
             Sinking Fund Deb.,
             7.500% due 07/15/2025...............................       541,250
  1,000,000 Barclays North American Capital Corporation, Capital
             Note,
             9.750% due 05/15/2021...............................     1,146,250
     50,000 Chase Manhattan Corporation, Sub. Note,
             8.000% due 06/15/1999...............................        51,313
    230,000 Citicorp, Sub. Note,
             8.625% due 12/01/2002...............................       251,850
            First Chicago Corporation, Sub. Note:
    600,000 11.250% due 02/20/2001...............................       684,000
    100,000 9.250% due 11/15/2001................................       110,000
  1,000,000 First Tennessee National Corporation,
             Sub. Capital Note,
             10.375% due 06/01/1999..............................     1,056,250
  1,040,000 Fleet/Norstar Financial Group Inc.,
             Sub. Note,
             9.900% due 06/15/2001...............................     1,154,400
    400,000 Ford Holdings, Inc., Deb.,
             9.375% due 03/01/2020...............................       509,000
  1,000,000 Hartford Life Insurance Company,
             7.650% due 06/15/2027...............................     1,090,000
    516,000 Security Pacific Corporation, Sub. Note,
             11.500% due 11/15/2000..............................       586,950
                                                                    -----------
                                                                      7,181,263
                                                                    -----------
  MANUFACTURING -- 13.0%
  1,000,000 Boeing Company, Deb.,
             8.750% due 08/15/2021...............................     1,262,500
  1,500,000 Caterpillar Inc., Sinking Fund Deb.,
             9.750% due 06/01/2019...............................     1,638,750
            Ford Motor Company, Deb.:
    250,000 8.875% due 01/15/2022................................       308,437
    600,000 8.875% due 11/15/2022................................       665,250

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 2)
 ---------                                                            --------
 $1,000,000 General Motors Corporation, Deb.,
             9.400% due 07/15/2021................................   $ 1,275,000
  1,500,000 Lockheed Martin Corporation,
             7.250% due 05/15/2006................................     1,588,125
                                                                     -----------
                                                                       6,738,062
                                                                     -----------
  YANKEE (U.S. DOLLAR DENOMINATED) -- 10.6%
  1,000,000 Abbey National Plc, Global Note,
             6.690% due 10/17/2005................................     1,023,750
  1,700,000 Northern Telecom Capital, Sub. Note,
             7.400% due 06/15/2006................................     1,814,750
    500,000 Petro-Canada, Deb.,
             9.250% due 10/15/2021................................       643,125
  1,450,000 Province of Ontario, Global Bond,
             6.000% due 02/21/2006................................     1,435,500
    500,000 Trans-Canada Pipeline Corporation, Deb.,
             8.500% due 03/20/2023................................       575,625
                                                                     -----------
                                                                       5,492,750
                                                                     -----------
  INDUSTRIAL -- 6.3%
  1,000,000 Enron Corporation, Notes,
             6.450% due 11/15/2001................................     1,005,000
    200,000 Ogden Corporation, Deb.,
             9.250% due 03/01/2022................................       241,750
  1,800,000 Praxair, Inc., Deb.,
             8.700% due 07/15/2022................................     1,989,000
                                                                     -----------
                                                                       3,235,750
                                                                     -----------
  ENERGY -- 5.6%
  1,300,000 Occidental Petroleum Corporation, Sr. Deb.,
             11.125% due 08/01/2010...............................     1,759,875
  1,000,000 Phillips Petroleum Company, Deb.,
             9.180% due 09/15/2021................................     1,111,250
                                                                     -----------
                                                                       2,871,125
                                                                     -----------
  ELECTRIC -- 5.3%
    200,000 Duke Power Company,
             First and Refundable Mortgage,
             6.875% due 08/01/2023................................       196,500
    700,000 Florida Power & Light Company,
             First Mortgage,
             7.050% due 12/01/2026................................       707,000
    100,000 Philadelphia Electric Company,
             First and Refundable Mortgage,
             8.250% due 09/01/2022................................       104,125
            Texas Utilities Electric Company:
    150,000 First and Collateral Mortgage,
             8.500% due 08/01/2024................................       164,062
  1,500,000 First Mortgage,
             7.875% due 04/01/2024................................     1,584,375
                                                                     -----------
                                                                       2,756,062
                                                                     -----------
  GAS -- 4.1%
  1,200,000 ANR Pipeline Company, Deb.,
             9.625% due 11/01/2021................................     1,567,500
    500,000 Panhandle Eastern Pipe Line Company, Deb.,
             8.625% due 04/15/2025................................       563,750
                                                                     -----------
                                                                       2,131,250
                                                                     -----------

                       See Notes to Financial Statements.

                             CORPORATE INCOME FUND

                               DECEMBER 31, 1997

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 2)
 ---------                                                            --------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
  REGIONAL BANKS -- 4.0%
 $  400,000 Banc One Corporation, Sub. Note,
             10.000% due 08/15/2010...............................   $   514,500
     82,000 Barnett Banks, Florida, Inc., Sub. Note,
             10.875% due 03/15/2003...............................        98,195
     40,000 First Interstate Bancorp, MTN,
             9.375% due 11/15/1998................................        41,094
            NCNB Corporation, Sub. Note:
  1,100,000 9.375% due 09/15/2009.................................     1,343,375
     60,000 10.200% due 07/15/2015................................        80,700
                                                                     -----------
                                                                       2,077,864
                                                                     -----------
  RETAIL -- 3.5%
            May Department Stores Company, Deb.:
  1,000,000 8.375% due 10/01/2022.................................     1,080,000
    600,000 8.375% due 08/01/2024.................................       671,250
                                                                     -----------
                                                                       1,751,250
                                                                     -----------
  MEDIA -- 3.2%
  1,200,000 News America Holdings,
             8.000% due 10/17/2016................................     1,290,000
    300,000 Time Warner Inc., Deb.,
             9.150% due 02/01/2023................................       369,000
                                                                     -----------
                                                                       1,659,000
                                                                     -----------
            Total Corporate Bonds and Notes
             (Cost $42,994,383)...................................    45,090,368
                                                                     -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                           --------
 U.S. TREASURY BOND -- 6.9% (Cost $3,551,563)
 2,500,000  13.750% due 08/15/2004..........                        $ 3,582,675
                                                                    -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 2.4%
  GOVERNMENTAL NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.6%
   (Cost $787,227)
 $  762,909 #386671,
             9.000% due 02/15/2025...............................       816,313
                                                                    -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.8%
   (Cost $415,315)
    403,709 #C00385, GOLD,
             9.000% due 01/01/2025...............................       429,571
                                                                    -----------
            Total U.S. Government Agency Mortgage-Backed
             Securities (Cost $1,202,542)........................     1,245,884
                                                                    -----------

 SHARES
 ------
 INVESTMENT COMPANY SECURITY -- 1.6%
  (Cost $840,334)
  840,334  Lehman Provident Tempfund.........              840,334
                                                       -----------
 TOTAL INVESTMENTS (COST $48,588,822*).......    98.2%  50,759,261
 OTHER ASSETS AND LIABILITIES (NET)..........     1.8%     911,205
                                               ------  -----------
 NET ASSETS..................................   100.0% $51,670,466
                                               ======  ===========

------------
* Aggregate cost for federal tax purposes.


                               GLOSSARY OF TERMS
 GOLD -- Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle
 MTN --  Medium Term Note

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                             GROWTH AND INCOME FUND

                               DECEMBER 31, 1997

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                  --------
COMMON STOCKS -- 96.9%
 TECHNOLOGY -- 13.6%
66,200  Bay Networks Inc.+........................... $  1,692,239
32,000  Cabletron Systems, Inc.+.....................      480,000
25,700  Dominion Resources Inc.......................    1,093,856
74,300  EMC Corporation+.............................    2,038,606
18,150  General Semiconductor, Inc. .................      209,859
25,200  Input/Output, Inc.+..........................      748,125
17,600  International Business Machines Corporation..    1,840,300
22,200  Motorola, Inc. ..............................    1,266,788
23,000  Perkin Elmer Corporation.....................    1,634,437
66,700  Sensormatic Electronics Corporation..........    1,096,381
43,700  Sun Microsystems, Inc.+......................    1,742,537
                                                      ------------
                                                        13,843,128
                                                      ------------
 FINANCIAL SERVICES -- 12.5%
 9,200  American International Group, Inc. ..........    1,000,500
24,400  AMBAC Inc. ..................................    1,122,400
 4,200  Chase Manhattan Corporation..................      459,900
 3,700  Citicorp.....................................      467,819
43,500  Fannie Mae...................................    2,482,219
12,200  First Hawaiian Inc. .........................      484,950
50,600  First Union Corporation......................    2,593,250
16,200  Fleet Financial Group, Inc. .................    1,213,988
18,200  Marsh & McLennan Companies, Inc. ............    1,357,038
34,200  Providian Financial Corporation+.............    1,545,412
                                                      ------------
                                                        12,727,476
                                                      ------------
 HEALTH CARE -- 10.7%
35,100  ALZA Corporation+............................    1,116,619
24,100  Bristol-Myers Squibb Co. ....................    2,280,463
 1,910  Crescendo Pharmaceuticals....................       22,084
10,700  Forest Labs Inc.+............................      527,644
 9,300  Gensia Sicor, Inc.+..........................       54,056
86,500  Humana Inc.+.................................    1,794,875
36,800  United Healthcare Corporation................    1,828,500
26,300  Warner Lambert Company.......................    3,261,200
                                                      ------------
                                                        10,885,441
                                                      ------------
 ENERGY -- 9.7%
18,500  Atlantic Richfield...........................    1,482,313
18,700  Duke Energy Corporation......................    1,035,513
27,900  Enron Corporation............................    1,159,594
32,400  Exxon Corporation............................    1,982,475
13,100  Mobil Corporation............................      945,656
87,600  Tosco Corporation............................    3,312,375
                                                      ------------
                                                         9,917,926
                                                      ------------
 CONSUMER STAPLES -- 9.5%
44,300  Anheuser-Busch Companies Inc.................    1,949,200
19,400  General Mills, Inc. .........................    1,389,525
33,800  PepsiCo, Inc. ...............................    1,231,587

                                                          VALUE
SHARES                                                   (NOTE 2)
------                                                   --------
44,100  Philip Morris Companies Inc. ................. $  1,998,281
19,900  Ralston Purina Company........................    1,849,456
18,900  Unilever NV...................................    1,180,069
                                                       ------------
                                                          9,598,118
                                                       ------------
 OTHER -- 8.1%
37,400  Cooper Industries, Inc........................    1,832,600
31,922  Equity Office Properites Trust................    1,007,537
24,500  Starwood Lodging Trust........................    1,417,937
48,793  Tyco International Ltd........................    2,198,763
66,000  Waste Management, Inc. .......................    1,815,000
                                                       ------------
                                                          8,271,837
                                                       ------------
 TELECOMMUNICATIONS -- 7.9%
24,266  Commscope, Inc ...............................      326,074
31,100  GTE Corporation...............................    1,624,975
70,000  NextLevel Systems, Inc. ......................    1,251,250
24,700  SBC Communications, Inc. .....................    1,809,275
25,000  Sprint Corporation............................    1,465,625
52,100  WorldCom, Inc.+...............................    1,576,025
                                                       ------------
                                                          8,053,224
                                                       ------------
 MATERIALS & PROCESSING -- 7.0%
25,300  Albemarle Corporation.........................      604,038
70,700  Allegheny Teledyne Inc........................    1,829,363
35,500  Allied Signal Inc. ...........................    1,382,281
31,400  Temple-Inland, Inc. ..........................    1,642,612
39,400  Union Carbide Corporation.....................    1,691,737
                                                       ------------
                                                          7,150,031
                                                       ------------
 CONSUMER DISCRETIONARY -- 5.7%
39,900  International Game Technology.................    1,007,475
18,700  Procter & Gamble Company......................    1,492,494
68,644  Tele-Communications TCI Ventures Group........    1,943,479
41,900  U.S. West Media Group.........................    1,209,862
                                                       ------------
                                                          5,653,310
                                                       ------------
 RETAIL -- 5.5%
45,600  Circuit City Stores Inc., Circuit City Group..    1,621,650
22,400  Federated Department Stores...................      964,600
58,900  Toys R Us Inc.+...............................    1,851,669
29,600  Wal-Mart Stores Inc...........................    1,167,350
                                                       ------------
                                                          5,605,269
                                                       ------------
 PRODUCER DURABLES -- 2.9%
19,600  Anixter International Inc.+...................      323,400
18,600  Boeing Company................................      910,238
 7,800  Cooper Cameron Corporation....................      475,800
20,200  Goodyear Tire & Rubber Company................    1,285,225
                                                       ------------
                                                          2,994,663
                                                       ------------
 COMPUTER SOFTWARE & SERVICES -- 2.8%
23,700  Autodesk Inc. ................................      876,900
18,800  Cisco Systems, Inc............................    1,048,100
43,150  Oracle Corporation............................      962,784
                                                       ------------
                                                          2,887,784
                                                       ------------

                       See Notes to Financial Statements.

                             GROWTH AND INCOME FUND

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
 COMMON STOCKS -- (CONTINUED)
  AUTOS & TRANSPORTATION -- 1.0%
     16,900 Union Pacific Corporation............................   $  1,055,194
                                                                    ------------
            Total Common Stocks (Cost $88,258,554)...............     98,643,401
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ----------
 CONVERTIBLE NOTES -- 1.4%
 $  688,000 Berkshire Hathaway, Conv. Sr. Note,
             1.000% due 12/03/2001...............................      1,099,940
    125,000 Rohr Inc., Conv. Sub. Note,
             7.750% due 05/15/2004...............................        352,969
                                                                    ------------
            Total Convertible Notes (Cost $859,215)..............      1,452,909
                                                                    ------------
 U.S. TREASURY BILL -- 1.3%
  (Cost $1,316,964)
  1,321,000 5.160% due 01/22/1998++..............................      1,316,964
                                                                    ------------

                                                                       VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
 PREFERRED STOCK -- 0.5%
  (Cost $396,900)
   8,100 TCI Communications Inc., Pfd............................   $    519,412
                                                                    ------------

TOTAL INVESTMENTS
 (COST $90,831,633*)......................... 100.1%  101,932,686
OTHER ASSETS AND LIABILITIES (NET)...........  (0.1)     (138,218)
                                              -----  ------------
NET ASSETS................................... 100.0% $101,794,468
                                              =====  ============

------------
* Aggregate cost for federal tax purposes is $90,893,248.
+ Non-income producing security.
++ Rate represents annualized yield at date of purchase.


                               GLOSSARY OF TERMS

      ADR -- American Depositary
        Receipt

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                                  GROWTH FUND

                               DECEMBER 31, 1997

                                                                       VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
 COMMON STOCKS -- 94.9%
  TECHNOLOGY -- 18.5%
  65,475 Analog Devices, Inc.+...................................   $  1,812,838
  52,962 Cisco Systems, Inc.+....................................      2,952,659
  34,300 Compaq Computer Corporation+............................      1,935,806
  20,325 Dell Computer Corporation...............................      1,707,300
  45,750 EMC Corporation+........................................      1,255,266
  26,400 HBO & Company...........................................      1,267,200
  32,025 Intel Corporation.......................................      2,249,756
  14,150 Maxim Integrated Products, Inc. ........................        488,175
  68,466 Philips Electronics NV, NY Shares.......................      4,142,193
      36 Philips Electronics NV, Ord. ...........................          2,159
  40,825 Pittway Corporation, Class A............................      2,842,441
  17,315 Siebe PLC. .............................................        339,825
  12,637 Technology Solutions Company+...........................        333,301
  25,550 Texas Instruments, Inc. ................................      1,149,750
                                                                    ------------
                                                                      22,478,669
                                                                    ------------
  FINANCIAL SERVICES -- 14.6%
   4,675 Ambanc Holding Company, Inc.+...........................         87,656
  28,050 Associates First Capital Corporation, Class A...........      1,995,056
   2,425 Astoria Financial Corporation...........................        135,194
 137,213 Banca Commerciale Italiana..............................        477,027
 131,737 Banca Commerciale Italiana, RNC.........................        434,903
  36,750 BankAmerica Corporation.................................      2,682,750
  20,525 Bank of New York Company, Inc. .........................      1,186,602
   3,625 Catskill Financial Corporation..........................         68,422
  29,750 Charles Schwab Corporation..............................      1,247,641
   4,875 Citicorp................................................        616,383
   6,375 Dime Bancorp, Inc. .....................................        192,844
   5,350 First Defiance Financial Corporation....................         85,600
   1,250 First Savings Bancorp, Inc. ............................         31,875
   2,675 First Spartan Financial Corporation.....................        107,669
     775 FSF Financial Corporation...............................         15,984
   1,825 GSB Financial Corporation...............................         32,964
   6,625 Klamath First Bancorp, Inc. ............................        142,438
   3,600 North Central Bancshares, Inc. .........................         71,550
   3,600 Peekskill Financial Corporation.........................         60,300
   4,550 Provident Financial Holdings, Inc.+.....................         99,531
   3,975 Queens County Bancorp, Inc. ............................        160,987
   9,525 Reliance Group Holdings, Inc. ..........................        134,541
  19,475 Roslyn Bancorp, Inc. ...................................        452,794
   6,375 SLM Holding Corporation.................................        886,922
  12,425 Star Banc Corporation...................................        712,884
  16,875 SunAmerica, Inc. .......................................        721,406
   4,325 TF Financial Corporation................................        129,750
  78,375 UNUM Corporation........................................      4,261,641
   4,300 U.S. Bancorp............................................        481,331
                                                                    ------------
                                                                      17,714,645
                                                                    ------------

                                                                       VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
  HEALTH CARE -- 12.7%
   9,825 Cardinal Health, Inc. ..................................   $    738,103
  17,575 Centocor, Inc...........................................        584,369
  35,275 Eli Lilly & Company.....................................      2,456,022
  19,950 ESC Medical Systems Limited+............................        773,062
  53,875 Omnicare, Inc. .........................................      1,670,125
  16,050 Pfizer Inc. ............................................      1,196,728
  80,071 Smithkline Beecham Plc..................................        819,273
  14,750 Sofamor Danek Group, Inc.+..............................        959,672
  50,650 Warner Lambert Company..................................      6,280,600
                                                                    ------------
                                                                      15,477,954
                                                                    ------------
  COMPUTER SOFTWARE & SERVICES -- 12.1%
   6,850 America Online, Inc.....................................        610,934
  47,750 Aspen Technology, Inc.+ ................................      1,635,438
  46,950 Cadence Design Systems Inc. ............................      1,150,275
  15,775 Ceridian Corporation....................................        722,692
  27,575 Microsoft Corporation+..................................      3,564,069
 106,000 Parametric Technology Company+..........................      5,021,750
  10,925 Peoplesoft, Inc.+.......................................        426,075
  13,100 Sapient Corporation+....................................        802,375
  20,500 Wind River Systems+.....................................        813,594
                                                                    ------------
                                                                      14,747,202
                                                                    ------------
  OTHER -- 10.2%
  62,175 CBS Corporation.........................................      1,830,277
  90,950 Comcast Corporation, Class A............................      2,870,609
  11,999 Electrolux AB...........................................        832,687
  10,875 Equity Office Properties Trust..........................        343,242
  35,800 Sealed Air Corporation..................................      2,210,650
  17,139 Tomra Systems ASA.......................................        383,449
 141,918 Tele-Communications, Inc. ..............................      3,964,834
                                                                    ------------
                                                                      12,435,748
                                                                    ------------
  ENERGY -- 8.0%
  30,825 Diamond Offshore Drilling...............................      1,483,453
   4,727 Elf Aquitaine S.A. .....................................        549,651
  46,925 Noble Drilling Corporation+.............................      1,437,078
 470,529 Ocean Rig ASA...........................................        497,644
  22,550 Santa Fe International Corporation+.....................        917,503
  33,625 Schlumberger Limited....................................      2,706,812
  44,600 Transocean Offshore Inc. ...............................      2,149,163
                                                                    ------------
                                                                       9,741,304
                                                                    ------------
  MATERIALS & PROCESSING -- 8.0%
  22,175 ASM Lithography Holdings, NV+...........................      1,496,812
  36,353 Metra AB, Series B, Ord. ...............................        853,921
 146,400 Monsanto Company........................................      6,148,800
  48,500 Solutia Inc. ...........................................      1,294,344
                                                                    ------------
                                                                       9,793,877
                                                                    ------------

                       See Notes to Financial Statements.

                                  GROWTH FUND

                               DECEMBER 31, 1997

                                                                       VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
 COMMON STOCKS -- (CONTINUED)
  TELECOMMUNICATIONS -- 4.7%
 25,360,000 Ericsson Telecomunicaoes S.A. .......................   $    813,483
     50,800 Nokia Corporation, Class A,
             Sponsored ADR.......................................      3,556,000
    200,594 Telecom Italia SPA...................................      1,281,352
                                                                    ------------
                                                                       5,650,835
                                                                    ------------
  CONSUMER DISCRETIONARY -- 3.3%
     27,775 Costco Companies, Inc.+..............................      1,239,459
     19,775 Lamar Advertising Company+...........................        786,056
     19,012 Outdoor Systems, Inc.+...............................        729,586
     20,850 Time Warner Inc. ....................................      1,292,700
                                                                    ------------
                                                                       4,047,801
                                                                    ------------
  CONSUMER STAPLES -- 1.6%
     11,075 Sara Lee Corporation.................................        623,661
     11,347 Raisio Group PLC.....................................      1,343,099
                                                                    ------------
                                                                       1,966,760
                                                                    ------------
  RETAIL -- 1.2%
     24,225 CompUSA Inc. ........................................        750,975
     16,625 Linens 'N Things, Inc.+..............................        725,266
                                                                    ------------
                                                                       1,476,241
                                                                    ------------
            Total Common Stocks (Cost $102,023,730)..............    115,531,036
                                                                    ------------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 2)
 ---------                                                            --------
 DISCOUNT COMMERCIAL PAPER -- 8.3%
 $5,100,000 General Electric Capital Corporation,
             6.700% due 01/02/1998+..............................   $  5,099,051
  5,000,000 Prudential Funding Corporation,
             6.400% due 01/02/1998+..............................      4,999,111
                                                                    ------------
            Total Commercial Paper
             (Cost $10,098,162)..................................     10,098,162
                                                                    ------------

TOTAL INVESTMENTS (COST $112,121,892*)...................... 103.2%  125,629,198
OTHER ASSETS AND LIABILITIES (NET)..........................  (3.2)  (3,863,564)
                                                             -----  ------------
NET ASSETS.................................................. 100.0% $121,765,634
                                                             =====  ============

------------
*Aggregate cost for federal tax purposes is $112,259,612.
+Non-income producing security.

                       See Notes to Financial Statements.

                                  GROWTH FUND

                               DECEMBER 31, 1997

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                         CONTRACTS TO RECEIVE                      NET UNREALIZED
              --------------------------------------------------   APPRECIATION/
EXPIRATION          LOCAL             VALUE IN     IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY             U.S. $      FOR U.S. $       OF CONTRACTS
----------    ---------------------   --------     -----------     --------------
01/06/1998    GBP          48,359     $ 79,426      $ 80,755         $  (1,329)
01/06/1998    GBP         160,552      263,693       268,106            (4,413)
01/07/1998    ITL     200,718,354      113,460       114,151              (691)
01/07/1998    GBP         340,762      559,680       564,376            (4,696)
01/08/1998    ITL     817,501,990      462,106       464,578            (2,472)
01/09/1998    NLG         750,000      369,996       385,079           (15,083)
01/15/1998    FIM         700,000      128,580       130,470            (1,890)
01/20/1998    GBP          35,000       57,502        56,079             1,423
01/20/1998    GBP          10,000       16,429        16,681              (252)
01/20/1998    GBP          65,000      106,791       106,925              (134)
01/20/1998    GBP          17,500       28,751        28,996              (245)
02/18/1998    DEM       1,150,000      641,085       652,712           (11,627)
02/18/1998    DEM         250,000      139,366       142,515            (3,149)
02/18/1998    DEM         750,000      418,099       437,701           (19,602)
02/18/1998    GBP          90,000      147,942       149,980            (2,038)
02/18/1998    DEM         300,000      167,239       175,358            (8,119)
02/18/1998    DEM         330,000      183,963       193,298            (9,335)
02/18/1998    DEM         190,000      105,918       110,497            (4,579)
02/19/1998    GBP          20,000       32,877        33,550              (673)
02/19/1998    GBP          50,000       82,192        82,590              (398)
02/19/1998    GBP          15,000       24,656        24,431               225
02/25/1998    NLG       1,500,000      742,305       770,376           (28,071)
02/25/1998    NLG         750,000      371,152       383,592           (12,440)
02/25/1998    NLG       1,600,000      791,793       804,586           (12,793)
03/04/1998    SEK         250,000       31,541        31,657              (116)
03/11/1998    ITL     390,000,000      220,383       228,423            (8,040)
03/11/1998    SEK         400,000       50,475        53,200            (2,725)
03/11/1998    ITL     180,000,000      101,715       103,968            (2,253)
03/11/1998    SEK         300,000       37,856        38,674              (818)
03/11/1998    SEK         300,000       37,856        38,035              (179)
03/26/1998    FIM       2,900,000      534,948       564,092           (29,144)
                                                                     ---------
                                                                     $(185,656)
                                                                     ---------

  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                          CONTRACTS TO DELIVER                       NET UNREALIZED
              ----------------------------------------------------   APPRECIATION/
EXPIRATION          LOCAL              VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY              U.S. $       FOR U.S. $       OF CONTRACTS
----------    ---------------------    --------      -----------     --------------
01/02/1998    SEK         317,104     $   39,938     $   40,902        $     964
01/05/1998    NLG           7,156          3,529          3,549               20
01/05/1998    SEK         811,159        102,167        103,343            1,176
01/06/1998    NLG           2,060          1,016          1,021                5
01/07/1998    SEK         235,530         29,667         29,879              212
01/09/1998    ITL     420,000,000        237,408        243,711            6,303
01/09/1998    ITL     150,000,000         84,788         85,758              970
01/09/1998    ITL     700,000,000        395,682        398,781            3,099
01/09/1998    ITL     700,000,000        395,681        389,903           (5,778)
01/09/1998    NLG       2,000,000        986,655        976,610          (10,045)
01/15/1998    FIM         800,000        146,949        154,470            7,521
01/15/1998    FIM       2,000,000        367,372        368,711            1,339
01/20/1998    GBP          75,000        123,220        126,150            2,930
01/20/1998    GBP          70,000        115,005        113,050           (1,955)
02/18/1998    GBP          90,000        147,942        145,999           (1,943)
02/18/1998    DEM         700,000        390,225        377,684          (12,541)
02/18/1998    DEM       2,270,000      1,265,445      1,224,974          (40,471)
02/19/1998    GBP         130,000        213,698        217,750            4,052
02/25/1998    NLG       2,000,000        989,740        960,384          (29,356)
02/25/1998    NLG       4,900,000      2,424,865      2,477,250           52,385
03/04/1998    SEK       3,700,000        466,816        488,513           21,699
03/11/1998    ITL     700,000,000        395,559        394,300           (1,259)
03/11/1998    SEK       1,000,000        126,188        132,205            6,017
03/11/1998    GBP          85,000        139,776        140,165              389
03/26/1998    FIM       4,400,000        811,646        847,131           35,485
03/31/1998    FIM       1,100,000        202,969        208,934            5,965
03/31/1998    NLG       1,000,000        495,903        505,484            9,581
03/31/1998    FIM       6,000,000      1,107,103      1,159,209           52,106
03/31/1998    FIM       1,500,000        276,776        281,796            5,020
03/31/1998    NLG         700,000        347,132        352,515            5,383
05/28/1998    FIM       3,200,000        592,294        611,854           19,560
                                                                       ---------
                                                                       $ 138,833
                                                                       ---------
              Net Unrealized Depreciation of Forward
               Foreign Currency Contracts.................             $ (46,823)
                                                                       =========


                               GLOSSARY OF TERMS

     ADR --American Depositary
         Receipt
     DEM --German Deutsche Mark
     FIM --Finnish Markka
     GBP --Great Britain Pound
         Sterling
     ITL --Italian Lira
     NLG --Netherlands Guilder
     SEK --Swedish Krona

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                              EMERGING GROWTH FUND

                               DECEMBER 31, 1997

                                                             VALUE
 SHARES                                                    (NOTE 2)
 ------                                                    --------
 COMMON STOCKS -- 91.5%
  CONSUMER DISCRETIONARY -- 16.2%
  33,300  Apollo Group, Inc., Class A+................... $ 1,573,425
  11,650  Family Golf Centers, Inc.+.....................     365,519
  14,450  Heftel Broadscasting Corporation, Class A+.....     675,537
  15,762  Outdoor Systems, Inc.+.........................     604,867
  42,450  Paychex, Inc. .................................   2,149,031
  20,050  Premier Parks, Inc.+...........................     812,025
  16,025  Profit Recovery Group International, Inc.+.....     284,444
   9,850  Rental Service Corporation.....................     241,941
   8,675  Univision Communications, Inc.+................     605,623
                                                          -----------
                                                            7,312,412
                                                          -----------
  FINANCIAL SERVICES -- 14.8%
  51,325  American Capital Strategies, Ltd...............     930,266
  68,808  Amvescap PLC...................................     589,330
  17,275  Charles Schwab Corporation.....................     724,470
     975  First Empire State Corporation.................     453,375
  36,450  HealthCare Financial Partners, Inc.+...........   1,293,975
  38,650  Insignia Financial Group, Inc., Class A+.......     888,950
  23,175  Medallion Financial Corporation................     509,850
   7,150  Protective Life Corporation....................     427,212
  25,725  UICI+..........................................     897,159
                                                          -----------
                                                            6,714,587
                                                          -----------
  RETAIL -- 12.4%
  36,975  Barnett, Inc.+.................................     813,450
  13,750  CompUSA Inc. ..................................     426,250
  45,575  Fastenal Company...............................   1,743,244
  10,100  MSC Industrial Direct Company, Inc., Class A+..     427,988
   9,550  O'Reilly Automotive, Inc.+.....................     250,687
  64,775  Petco Animal Supplies, Inc.+...................   1,554,600
  19,950  Renters Choice, Inc.+..........................     408,975
                                                          -----------
                                                            5,625,194
                                                          -----------
  RESTAURANTS -- 12.2%
 383,863  J.D. Wetherspoon Plc Ord.......................   2,111,964
  25,500  Papa John's International Inc.+................     889,313
 153,483  PizzaExpress Plc...............................   1,890,545
  42,500  PJ America Inc.+...............................     637,500
                                                          -----------
                                                            5,529,322
                                                          -----------
  HEALTH CARE -- 10.9%
  34,950  AmeriPath, Inc.................................     594,150
  18,750  Mentor Corporation.............................     684,375
  73,550  Omnicare Inc. .................................   2,280,050
  21,475  Pediatrix Medical Group, Inc. . ...............     918,056
   6,950  Sofamor Danek Group, Inc.+.....................     452,184
                                                          -----------
                                                            4,928,815
                                                          -----------
  OTHER -- 8.2%
  16,025  Chancellor Media Corporation...................   1,195,866
  41,950  Cyberonics, Inc. ..............................     639,737

                                                                        VALUE
   SHARES                                                             (NOTE 2)
   ------                                                             --------
     34,425 HA-LO Industries, Inc. ...............................   $   895,050
     19,325 Hanover Compressor Company............................       386,500
     24,850 Transcrypt International, Inc. .......................       618,144
                                                                     -----------
                                                                       3,735,297
                                                                     -----------
  MATERIALS & PROCESSING -- 4.9%
     15,550 Littelfuse, Inc. .....................................       386,806
     10,075 Sealed Air Corporation+...............................       622,131
     60,325 Trigen Energy Corporation.............................     1,191,419
                                                                     -----------
                                                                       2,200,356
                                                                     -----------
  TECHNOLOGY -- 3.7%
     22,525 Berg Electronics Corporation..........................       512,444
     14,150 Maxim Integrated Products, Inc. ......................       488,175
     22,600 Sipex Corporation.....................................       683,650
                                                                     -----------
                                                                       1,684,269
                                                                     -----------
  COMPUTER SOFTWARE & SERVICES -- 2.7%
     36,575 Cadence Design Systems, Inc. .........................       896,088
     31,125 Tier Technologies, Inc. ..............................       334,594
                                                                     -----------
                                                                       1,230,682
                                                                     -----------
  CONSUMER STAPLES -- 2.0%
     24,700 JP Foodservice Inc. ..................................       912,356
                                                                     -----------
  TELECOMMUNICATIONS -- 1.8%
     79,571 Pricellular Corporation, Class A+.....................       830,522
                                                                     -----------
  AUTOS & TRANSPORTATION -- 1.1%
     20,400 Ryanair Holdings PLC-Sponsored ADR....................       512,550
                                                                     -----------
  ENERGY -- 0.6%
      5,725 AES Corporation.......................................       266,928
                                                                     -----------
            Total Common Stocks (Cost $32,749,004)................    41,483,290
                                                                     -----------
 WARRANT -- 0.8%
     15,900 Littelfuse Inc., Series A, expires 12/27/2001+........       349,800
                                                                     -----------
            Total Warrants (Cost $149,086)........................       349,800
                                                                     -----------
 PRINCIPAL
   AMOUNT
 ---------
 DISCOUNT COMMERCIAL PAPER -- 16.5%
  (Cost $7,498,750)
 $7,500,000 FMC Corporation,
             6.000% due 01/02/1998................................     7,498,750
                                                                     -----------

TOTAL INVESTMENTS (COST $40,396,840*)........................ 108.8%  49,331,840
OTHER ASSETS AND LIABILITIES (NET)...........................  (8.8) (3,970,213)
                                                              -----  -----------
NET ASSETS................................................... 100.0% $45,361,627
                                                              =====  ===========

------------
*Aggregate cost for federal tax purposes is $40,581,392.
+Non-income producing security.


                               GLOSSARY OF TERMS

     ADR--American Depositary Receipt

                       See Notes to Financial Statements.

                              EMERGING GROWTH FUND

                               DECEMBER 31, 1997

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                         CONTRACTS TO DELIVER
              --------------------------------------------------   NET UNREALIZED
EXPIRATION         LOCAL             VALUE IN      IN EXCHANGE      DEPRECIATION
   DATE          CURRENCY             U.S. $       FOR U.S. $       OF CONTRACTS
----------    -------------------    --------      -----------     --------------
01/20/1998    GBP       700,000     $1,150,054     $1,182,300        $ (32,246)
02/25/1998    GBP       175,000        287,698        295,102           (7,404)
03/04/1998    GBP       600,000        986,518        995,340           (8,822)
                                                                     ---------
                                                                     $ (48,472)
                                                                     ---------

  U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                         CONTRACTS TO DELIVER                      NET UNREALIZED
              --------------------------------------------------   APPRECIATION/
EXPIRATION         LOCAL             VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE          CURRENCY             U.S. $       FOR U.S. $       OF CONTRACTS
----------    -------------------    --------      -----------     --------------
01/20/1998    GBP       700,000     $1,150,054     $1,177,400        $  27,346
02/25/1998    GBP       350,000        575,398        551,806          (23,592)
02/26/1998    GBP       136,000        223,587        215,152           (8,435)
03/04/1998    GBP       650,000      1,068,727      1,038,050          (30,677)
03/11/1998    GBP        75,000        123,331        125,562            2,231
05/06/1998    GBP       150,000        246,919        240,765           (6,154)
05/06/1998    GBP     1,100,000      1,810,741      1,842,555           31,814
05/11/1998    GBP       320,000        526,807        536,000            9,193
                                                                     ---------
                                                                     $   1,726
                                                                     ---------
 Net Unrealized Depreciation of Forward Foreign
  Currency Contracts...................................              $ (46,746)
                                                                     =========


                               GLOSSARY OF TERMS

     GBP --Great Britain Pound
         Sterling

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS
                           INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
 COMMON STOCKS -- 92.0%
  JAPAN -- 15.4%
  11,000 Advantest Corporation....................................   $   623,518
  25,000 Fuji Bank, Ltd. .........................................       101,111
  50,000 Fujikura Ltd. ...........................................       330,908
  49,000 Fujitsu Ltd. ............................................       525,469
  27,000 Hankyu Realty............................................       126,159
  50,000 NEC Corporation..........................................       532,363
   2,700 Nichiei Company..........................................       287,476
  20,000 Nomura Securities Company Ltd. ..........................       266,565
  13,000 Orix Corporation.........................................       906,166
   8,000 Rohm Company.............................................       815,013
   1,000 Shohkoh Fund & Company Ltd. .............................       304,864
  11,000 Sony Corporation.........................................       977,403
  49,000 Sumitomo Bank Ltd. ......................................       559,249
  10,000 TDK Corporation..........................................       753,734
  24,000 Yamanouchi Pharmaceutical Company Ltd. ..................       514,745
                                                                     -----------
                                                                       7,624,743
                                                                     -----------
  UNITED KINGDOM -- 13.6%
  13,700 Biocompatibles International Plc.........................       110,813
  78,151 British Airport Authority................................       639,189
  34,900 British-Borneo Petro Syndicate Plc.......................       242,455
 216,691 Cookson Group Plc........................................       695,750
  26,100 Galaxo Welcome...........................................       617,260
  32,775 Hanson Plc...............................................       146,681
  51,100 Imperial Chemical Industries Plc.........................       798,118
 123,600 Medeva Plc...............................................       327,836
 131,200 Orange Plc+..............................................       568,857
   1,900 Perpetual Plc............................................        87,685
 233,300 Pilkington Plc...........................................       490,445
 127,500 Rolls Royce Plc..........................................       492,089
  47,500 Royal & Sun Alliance Insurance Group Plc.................       478,211
   3,100 Safeway Plc..............................................        17,463
  81,450 Thistle Hotels Plc.......................................       212,024
 152,600 Williams Holdings Plc....................................       847,104
                                                                     -----------
                                                                       6,771,980
                                                                     -----------
  FRANCE -- 10.4%
  10,450 AXA UAP..................................................       808,400
   9,200 Banque Nationale de Paris................................       488,884
   2,160 Compagnie de St. Gobain..................................       306,777
  23,757 Lagardere S.C.A. ........................................       785,323
  20,200 Rhone-Poulenc -- A Shares................................       904,638
  24,600 Societe Generale d'Enterprises SA........................       637,475
   5,800 Societe National Elf Aqutaine SA.........................       674,419
   5,100 Total SA -- B Shares.....................................       554,900
                                                                     -----------
                                                                       5,160,816
                                                                     -----------
  GERMANY -- 4.7%
     500 Ava Allgemeine Handels Der Verbr AG+.....................       128,822
     580 Bayerische Motoren Werke AG..............................       433,630

                                                                        VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
   5,600 Fresenius Medical Care...................................   $   371,984
  22,400 Hoechst AG...............................................       784,436
   1,225 Mannesmann AG............................................       618,969
                                                                     -----------
                                                                       2,337,841
                                                                     -----------
  SWEDEN -- 4.6%
  82,200 ABB AB, B Shares.........................................       967,984
  21,700 Biacore International AB, Sponsored ADR+.................       187,163
     800 Biora AB, Sponsored ADR..................................        16,600
  13,500 Electrolux AB, B shares..................................       936,851
  32,900 Nordbanken AB............................................       186,049
                                                                     -----------
                                                                       2,294,647
                                                                     -----------
  ITALY -- 4.1%
  16,100 Assicurazioni Generali...................................       395,447
 113,600 ENI, Spa.................................................       644,097
 308,800 Parmalat Finanziaria Spa.................................       441,642
  88,600 Telecom Italia Spa.......................................       565,958
                                                                     -----------
                                                                       2,047,144
                                                                     -----------
  NETHERLANDS -- 4.0%
   9,530 ASM Lithography Holdings NV+.............................       643,275
   2,800 ING Groep NV.............................................       117,927
  20,600 Philips Electronics NV...................................     1,235,370
                                                                     -----------
                                                                       1,996,572
                                                                     -----------
  SWITZERLAND -- 3.4%
     550 Julius Baer Holding AG, Series B.........................     1,019,738
   4,840 Oerlikon Buehrle.........................................       678,822
                                                                     -----------
                                                                       1,698,560
                                                                     -----------
  NORWAY -- 3.3%
  34,600 Fred Olsen Energy........................................       717,803
  17,300 SAS Norge ASA, B Shares..................................       241,614
     825 Smedvig ASA, Sponsored ADR, B Shares.....................        17,325
  27,700 Smedvig ASA, B Shares....................................       582,169
   1,200 Transocean Offshore Inc. ................................        57,825
                                                                     -----------
                                                                       1,616,736
                                                                     -----------
  NEW ZEALAND -- 2.9%
 665,400 Brierly Investments Ltd. Ord. ...........................       475,228
 199,700 Fletcher Challenge -- Building Division..................       408,164
 230,888 Fletcher Challenge -- Forest Division....................       191,713
 793,000 Wrightson Ltd. ..........................................       368,364
                                                                     -----------
                                                                       1,443,469
                                                                     -----------
  ISRAEL--2.8%
  46,500 Blue Square-Israel Ltd., ADR+............................       575,438
  29,900 ECI Telecommunications Ltd., ADR.........................       762,450
   1,100 Orbotech, Ltd., ADR......................................        35,062
                                                                     -----------
                                                                       1,372,950
                                                                     -----------

                       See Notes to Financial Statements.

                           INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                               (NOTE 2)
 ------                                                               --------
 COMMON STOCKS -- (CONTINUED)
  ARGENTINA -- 2.6%
  11,100 Telefonica de Argentina, ADR.............................   $   413,475
  25,200 YPF Sociedad Anonima, Sponsored ADR......................       861,525
                                                                     -----------
                                                                       1,275,000
                                                                     -----------
  AUSTRALIA -- 2.3%
  50,900 Foodland Associated Limited..............................       381,203
  47,900 National Australia Bank Ltd. ............................       669,019
  56,200 Oil Search Ltd. .........................................       101,607
                                                                     -----------
                                                                       1,151,829
                                                                     -----------
  HONG KONG -- 2.3%
 170,000 Cosco Pacific Ltd. ......................................       138,211
 328,262 First Pacific Company....................................       158,857
  19,400 Guangshen Railway Ltd., ADR..............................       260,687
  23,200 HSBC Holdings Plc........................................       571,842
                                                                     -----------
                                                                       1,129,597
                                                                     -----------
  SINGAPORE -- 2.3%
  75,000 D.B.S. Land Ltd. ........................................       114,803
   1,800 Development Bank of Singapore, ADR.......................        59,175
  87,300 Development Bank of Singapore (F)........................       745,844
  23,421 Jardine Matheson Holdings................................       119,447
  74,000 Keppel Bank..............................................       118,980
                                                                     -----------
                                                                       1,158,249
                                                                     -----------
  PORTUGAL -- 2.1%
  11,100 Cimpor...................................................       290,934
   5,100 Portugal Telecommunications, ADR.........................       239,700
  10,500 Portugal Telecommunications SA...........................       487,205
                                                                     -----------
                                                                       1,017,839
                                                                     -----------
  DENMARK -- 1.9%
  19,000 ISS International Service Systems A/S, Class B...........       698,784
  17,400 SAS Denmark A/S..........................................       253,944
                                                                     -----------
                                                                         952,728
                                                                     -----------
  FINLAND -- 1.6%
  14,590 Huhtamaki Group, I Shares................................       602,428
  13,514 Rauma Group..............................................       210,800
                                                                     -----------
                                                                         813,228
                                                                     -----------
  MEXICO -- 1.5%
  19,689 Alfa S.A. de CV..........................................       132,472
  18,470 Panamerican Beverages, Class A...........................       602,584
                                                                     -----------
                                                                         735,056
                                                                     -----------
  INDIA -- 1.4%
  33,900 Reliance Industries Ltd., GDS............................       286,031
  23,500 State Bank of India, GDR+ ++.............................       420,062
                                                                     -----------
                                                                         706,093
                                                                     -----------

                                                                       VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
  BRAZIL -- 1.4%
  1,075,600 Cia Saneamento Basico Estado.........................   $   255,395
      3,600 Telebras, Sponsored ADR..............................       419,175
                                                                    -----------
                                                                        674,570
                                                                    -----------
  AUSTRIA -- 1.3%
      4,375 VA Technologie AG....................................       664,311
                                                                    -----------
  BELGIUM -- 0.9%
      3,498 Credit Communal Holdings.............................       469,692
                                                                    -----------
  SPAIN -- 0.6%
     21,000 Iberdrola SA.........................................       276,370
                                                                    -----------
  IRELAND -- 0.3%
     29,400 Greensource Group Plc................................       138,088
                                                                    -----------
  LUXEMBORG -- 0.2%
      2,800 Millicom International Cellular SA+..................       105,350
                                                                    -----------
  INDONESIA -- 0.1%
    585,000 PT Lippo Securities..................................        23,932
     76,000 Semen Gresik (F).....................................        44,564
                                                                    -----------
                                                                         68,496
                                                                    -----------
            Total Common Stocks
             (Cost $44,287,707)..................................    45,701,954
                                                                    -----------
 PREFERRED STOCK -- 0.5%
  (Cost $212,179)
  BRAZIL -- 0.5%
    976,000 Petroleo Brasileiro SA...............................       228,248
                                                                    -----------
 WARRANT -- 0.1%#
  (Cost $1,516)
      9,000 Rhone-Polenc, expires 11/05/2001+....................        31,545
                                                                    -----------
 RIGHTS -- 0.0%#
      2,859 Housing & Commercial Bank............................             0
      3,552 Cia Saneamento Basico Estado Rts.....................             0
                                                                    -----------
            Total Rights
             (Cost $0)...........................................             0
                                                                    -----------
 PRINCIPAL
   AMOUNT
 ---------
 REPURCHASE AGREEMENT -- 4.9%
  (Cost $2,425,000)
 $2,425,000 Agreement with State Street Bank & Trust Company,
             5.750% dated 12/31/1997, to be repurchased at
             $2,425,775 on 01/02/1998, collateralized by
             $2,435,000 U.S. Treasury Note, 6.125% due
             03/31/1998.
             (Market Value -- $2,474,569)........................     2,425,000
                                                                    -----------

                       See Notes to Financial Statements.

                           INTERNATIONAL GROWTH FUND

                               DECEMBER 31, 1997

 NUMBER OF                                       EXPIRATION  STRIKE     VALUE
 CONTRACTS                                          DATE     PRICE    (NOTE 2)
 ---------                                       ----------  ------   --------
 CALL OPTIONS PURCHASED ON STOCK INDICES -- 0.0%#
 $    755  Singapore DBS 50 Index..............  01/22/1998 $402.713 $         0
      733  Singapore DBS 50 Index..............  01/23/1998  406.912           0
      722  Singapore DBS 50 Index..............  01/26/1998  407.393           0
      137  Singapore DBS 50 Index..............  02/26/1998  404.003           0
                                                                     -----------
           Total Call Options Purchased on Stock Indices (Cost
           $102,000)................................................           0
                                                                     -----------

TOTAL INVESTMENTS (COST $47,028,402*)........................  97.5%  48,386,747
OTHER ASSETS AND LIABILITIES (NET)...........................   2.5    1,249,235
                                                              -----  -----------
NET ASSETS................................................... 100.0% $49,635,982
                                                              =====  ===========

------------
* Aggregate cost for federal tax purposes is $47,610,657.
+ Non-income producing security.
++ A portion or all of this security is exempt from registration under Rule
   144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Amount represents less than 0.1% of net assets.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
 U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE
              --------------------------------------                    UNREALIZED
EXPIRATION           LOCAL               VALUE IN      IN EXCHANGE     DEPRECIATION
   DATE            CURRENCY               U.S. $       FOR U.S. $      OF CONTRACTS
----------    -----------------------    --------      -----------     ------------
01/05/1998    NLG           239,284     $  118,008     $  118,118        $   (110)
02/27/1998    JPY        99,008,000        764,806        800,000         (35,194)
                                                                         --------
                                                                         $(35,304)
                                                                         --------

 U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                    CONTRACTS TO DELIVER
              --------------------------------------                    UNREALIZED
EXPIRATION           LOCAL               VALUE IN      IN EXCHANGE     APPRECIATION
   DATE            CURRENCY               U.S. $       FOR U.S. $      OF CONTRACTS
----------    -----------------------    --------      -----------     ------------
01/02/1998    MXN            53,474     $    6,626     $    6,626        $      0
01/05/1998    JPY        57,261,400        438,709        440,303           1,594
01/05/1998    MXN           162,106         20,086         20,097              11
01/06/1998    JPY         4,379,867         33,560         33,759             199
02/27/1998    JPY     1,191,866,925      9,206,799      9,743,859         537,060
                                                                         --------
                                                                         $538,864
                                                                         --------
              Net Unrealized Appreciation of Forward Foreign
               Currency Contracts...........................             $503,560
                                                                         ========

AS OF DECEMBER 31, 1997 SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                            % OF       VALUE
                 SECTOR DIVERSIFICATION                  NET ASSETS  (NOTE 2)
                 ----------------------                  ----------  --------
COMMON STOCKS:
Financial Services......................................    17.4%   $ 8,654,565
Materials & Processing..................................     8.6      4,282,866
Producer Durables.......................................     6.5      3,236,112
Telecommunications......................................     7.8      3,893,078
Autos & Transportation..................................     3.8      1,829,064
Technology..............................................     7.7      3,766,795
Consumer Discretionary..................................     6.9      3,431,346
Health Care.............................................     5.9      2,930,837
Energy..................................................     9.5      4,730,495
Retail..................................................     2.0        974,104
Consumer Staples........................................     3.2      1,599,481
Other...................................................    12.8      6,373,211
                                                           -----    -----------
TOTAL COMMON STOCKS.....................................    92.1     45,701,954
OTHER INVESTMENTS.......................................     5.4      2,684,793
                                                           -----    -----------
TOTAL INVESTMENTS.......................................    97.5     48,386,747
OTHER ASSETS AND LIABILITIES (NET)......................     2.5      1,249,235
                                                           -----    -----------
NET ASSETS..............................................   100.0%   $49,635,982
                                                           =====    ===========


                               GLOSSARY OF TERMS

     ADR--American Depositary Receipt
     DEM--German Deutsche Mark
     (F)--Foreign or Alien Shares
     FRF--French Franc
     GDR--Global Depositary Receipt
     GDS--Global Depositary Share
     JPY--Japanese Yen
     NLG--Netherlands Guilder
     MXN--Mexican Peso

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                            CAPITAL GROWTH PORTFOLIO

                               DECEMBER 31, 1997

                                                                         VALUE
 SHARES                                                                 (NOTE 2)
 ------                                                                 --------
 INVESTMENT COMPANY SECURITIES -- 103.3%
  3,939 Emerging Growth Fund.........................................   $ 61,571
 30,910 Global Money Fund............................................     30,910
 10,964 Growth and Income Fund.......................................    185,513
 15,215 Growth Fund..................................................    234,459
  5,008 International Growth Fund....................................     61,399
 15,210 Short Term High Quality Bond Fund............................     36,959
                                                                        --------

TOTAL INVESTMENTS (COST $618,893*)............................. 103.3%  610,811
OTHER ASSETS AND LIABILITIES (NET).............................  (3.3)  (19,428)
                                                                -----  --------
NET ASSETS..................................................... 100.0% $591,383
                                                                =====  ========

------------
*Aggregate cost for federal tax purposes is $619,479.

                                GROWTH PORTFOLIO

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                                (NOTE 2)
 ------                                                                --------
 INVESTMENT COMPANY SECURITIES -- 89.4%
   8,024 Emerging Growth Fund......................................   $  125,418
 119,801 Global Money Fund.........................................      119,801
  21,805 Growth and Income Fund....................................      368,940
  20,079 Growth Fund...............................................      309,416
  15,017 International Growth Fund.................................      184,110
  11,944 U.S. Government Fund......................................      119,920
                                                                      ----------

TOTAL INVESTMENTS (COST $1,238,045*).........................  89.4%  1,227,605
OTHER ASSETS AND LIABILITIES (NET)...........................  10.6     146,057
                                                              -----  ----------
NET ASSETS................................................... 100.0% $1,373,662
                                                              =====  ==========

------------
*Aggregate cost for federal tax purposes is $1,262,028.

                       See Notes to Financial Statements.

 PORTFOLIO OF INVESTMENTS

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1997

                                                                        VALUE
 SHARES                                                                (NOTE 2)
 ------                                                                --------
 INVESTMENT COMPANY SECURITIES -- 100.7%
 463,824 Global Money Fund.........................................   $  463,824
  41,102 Growth and Income Fund....................................      695,443
  32,909 Growth Fund...............................................      507,132
  19,201 International Growth Fund.................................      235,409
  46,782 U.S. Government Fund......................................      469,688
                                                                      ----------

TOTAL INVESTMENTS (COST $2,377,987*)......................... 100.7%  2,371,496
OTHER ASSETS AND LIABILITIES (NET)...........................  (0.7)    (17,517)
                                                              -----  ----------
NET ASSETS................................................... 100.0% $2,353,979
                                                              =====  ==========

------------
*Aggregate cost for federal tax purposes is $2,385,771.

                                VALUE PORTFOLIO

                               DECEMBER 31, 1997

                                                                         VALUE
 SHARES                                                                 (NOTE 2)
 ------                                                                 --------
 INVESTMENT COMPANY SECURITIES -- 115.6%
  1,722 Corporate Income Fund........................................   $ 17,547
 28,951 Global Money Fund............................................     28,951
  1,026 Growth and Income Fund.......................................     17,365
    367 Growth Fund..................................................      5,648
  4,769 Short Term High Quality Bond Fund............................     11,588
  3,479 U.S. Government Fund.........................................     34,932
                                                                        --------

TOTAL INVESTMENTS (COST $116,030*)............................. 115.6%  116,031
OTHER ASSETS AND LIABILITIES (NET)............................. (15.6)  (15,678)
                                                                -----  --------
NET ASSETS..................................................... 100.0% $100,353
                                                                =====  ========

------------
*Aggregate cost for federal tax purposes is $116,034.

                       See Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS
                           THE SIERRA VARIABLE TRUST

1. ORGANIZATION AND BUSINESS

The Sierra Variable Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 29, 1993 as a business entity commonly known as a "Massachusetts business trust". The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end management investment company. The Trust offers fourteen managed investment funds, consisting of nine funds: the Global Money Fund (the "Money Fund"); the Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds (the "Bond Funds"); the Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds"); (collectively the "Funds" or "Underlying Funds") and five portfolios:
Capital Growth, Growth, Balanced, Value and Income Portfolios (individually a "Portfolio" and collectively the "Portfolios"), to the public through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"). The Income Portfolio commenced operations on October 22, 1997 and discontinued the offering of shares on November 6, 1997. Through investment in the Underlying Funds, the Portfolios offer a range of asset allocation strategies designed to accommodate different investment philosophies and goals.

The Money Fund invests directly in money market instruments of foreign and U.S. issuers. The Bond Funds and the Equity Funds invest directly in securities or other financial instruments. Each Portfolio of the Trust invests, within predetermined percentage ranges, in up to nine of the Underlying Funds of the Trust. In order to achieve its investment objective, each Portfolio typically allocates its assets, within determined percentage ranges, among certain of the Underlying Funds. The percentages reflect the extent to which each Portfolio will invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Sierra Investment Services Corporation ("Sierra Services") may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Sierra Services' outlook for the economy and the financial markets and the relative market valuations of the Underlying Funds. In addition, generally in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Money Fund: The investments of the Money Fund are valued on the basis of amortized cost so long as the Trust's Board of Trustees (the "Board of Trustees") determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Bond Funds and Equity Funds: A security that is primarily traded on a United States ("U.S.") or foreign exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges. However, when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined in good faith through consideration of other factors by or under the direction of the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the NASDAQ National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, are valued on the basis of the bid price at the close of business on each day. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. The current market value of an option is the last price on the principal exchange on which such option is traded or, in the absence of a sale, is the mean between the last bid and offering price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on

                           THE SIERRA VARIABLE TRUST
the day on which the futures contract is being valued. A settlement price may not be issued if the market makes a limited move with respect to the security or index underlying the futures contract. In such event, the futures contract will be valued at a fair market value to be determined by or under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

The Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

REPURCHASE AGREEMENTS:

Each Fund or Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund or Portfolio through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund or Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's or Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund or Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Fund or Portfolio in the event the Fund or Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund or Portfolio seeks to assert its rights. Each Fund's respective Sub-advisor, acting under the supervision of the Trust's investment advisor, Sierra Investment Advisors Corporation ("Sierra Advisors") and the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. Sierra Services, the Portfolios' investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

REVERSE REPURCHASE AGREEMENTS:

Except for the Money Fund, all Funds and Portfolios may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds or Portfolios would assume the role of seller/borrower in the transaction. The Funds or Portfolios may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds or Portfolios have committed to repurchase are reflected in the Funds' or Portfolios' Statements of Assets and Liabilities. The Funds or Portfolios will maintain segregated accounts with the Trust's custodian consisting of U.S. Government securities, cash or money market instruments that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds or Portfolios may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreements are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

All Funds, except the Money Fund, may engage in option contracts. The Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Purchased on Stock Indices" and "Call Options Written on Foreign Currency". These amounts reflect each contract's exposure to the underlying instrument at December 31, 1997. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' exposure to the underlying instrument or to hedge other Fund investments.

                           THE SIERRA VARIABLE TRUST

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

When the Funds write a call option or a put option, an amount equal to the premium received by the Funds are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by Funds involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

The Short Term High Quality Bond, Short Term Global Government, Growth and International Growth Funds may engage in options on foreign currency and options on interest rate futures as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' hedging strategy unsuccessful and could result in a loss to the Funds. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by Funds involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

Except for the Money Fund, all Funds and Portfolios may engage in futures transactions. The Funds and Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at December 31, 1997. Buying futures contracts tends to increase the Fund's or Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's or Portfolio's exposure to the underlying instrument, or to hedge other Fund or Portfolio investments.

Upon entering into a futures contract, the Fund or Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund or Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund or Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change

                           THE SIERRA VARIABLE TRUST
in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds and Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Short Term Global Government, Corporate Income, Growth and Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts". These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at December 31, 1997. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

DOLLAR ROLL TRANSACTIONS:

The Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of

                           THE SIERRA VARIABLE TRUST
opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Fund, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Bond and Equity Fund, and up to 10% of the assets of the Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) except for the Money Fund, to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) for the Money Fund and Growth and Income Fund certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). If a particular investment in Rule 144A securities is not determined to be liquid under guidelines established by the Board of Trustees, that investment will be included within the 15% or 10% limitation, as applicable, on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where ex-dividend date has passed are recorded as soon as the Funds are informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Bond Funds and each of the Balanced, Value and Income Portfolios are declared and paid quarterly. Dividends from net investment income of the Equity Funds and the Capital Growth and Growth Portfolios are declared and

                           THE SIERRA VARIABLE TRUST
paid annually. Distributions of any net long-term capital gains earned by a Fund or Portfolio are made annually. Distributions of any net short-term capital gains earned by a Fund or Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios, timing differences and differing characterization of distributions made by each Fund or Portfolio as a whole.

For the year ended December 31, 1997, permanent differences resulting from book and tax accounting for organizational costs and redesignated distributions were reclassified to paid-in capital at year end as stated in the table to follow. Certain reclassification adjustments were also made between undistributed net investment income and realized gains due to different book and tax accounting for currency gains and losses, market discounts, net operating losses, and paydowns of certain debt instruments. Per share information in the Financial Highlights reflects the effect of these reclassifications.

                                             INCREASE/(DECREASE) INCREASE/(DECREASE
                                              UNDISTRIBUTED NET     ACCUMULATED
                         INCREASE/(DECREASE)     INVESTMENT         NET REALIZED
                           PAID-IN CAPITAL      INCOME/(LOSS)       GAIN/(LOSS)
                         ------------------- ------------------- ------------------
Global Money Fund.......      $ (3,291)           $   3,291          $      --
Short Term High Quality
 Bond Fund..............           --               (38,558)             38,558
Short Term Global
 Government Fund........        (3,291)             906,419            (903,128)
U.S. Government Fund....        (3,291)             (14,212)             17,503
Corporate Income Fund...        (3,291)              (7,932)             11,223
Growth Fund.............        (3,291)             500,574            (497,283)
Emerging Growth Fund....      (114,513)             162,766             (48,253)
International Growth
 Fund...................        (3,291)           2,549,400          (2,546,109)
Capital Growth
 Portfolio..............        (2,336)               4,495              (2,159)
Growth Portfolio........        (2,336)               3,988              (1,652)
Balanced Portfolio......        (2,336)              10,095              (7,759)
Value Portfolio.........           779                 (779)                --
Income Portfolio........            23                  --                  (23)

FEDERAL INCOME TAXES:

It is each Fund's and Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Funds or Portfolios are charged directly to that Fund or Portfolio. General expenses of the Trust are allocated to the Funds or Portfolios based upon the relative net assets of each Fund or Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds.

OTHER:

The Corporate Income Fund may purchase floating rate, inverse floating rate and variable rate obligations. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Corporate Income Fund may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. The Money Fund and Growth and Income Fund may purchase variable rate demand notes. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Funds will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by such Fund's Sub-advisor. Moreover, while there may be no active secondary market

                           THE SIERRA VARIABLE TRUST
with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inherent in these instruments is the risk of potential loss should the Fund be delayed or prevented from exercising the put feature.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER
TRANSACTIONS

Sierra Advisors, an indirect wholly-owned subsidiary of Washington Mutual, Inc., ("Washington Mutual"), serves as investment advisor to the Funds. Sierra Services, an indirect wholly-owned subsidiary of Washington Mutual, serves as investment advisor of each of the Portfolios. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a publicly traded company, serves as the Sub-advisor to the Money Fund and Growth and Income Fund. Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.) ("Scudder") a wholly-owned subsidiary of the Zurich Group, serves as the Sub-advisor to the Short Term High Quality Bond and Short Term Global Government Funds. BlackRock Financial Management, Inc. ("BlackRock"), an indirect wholly-owned subsidiary of PNC Bank, N.A., an indirect wholly-owned subsidiary of PNC Bank Corp. ("PNC"), a publicly traded multi-bank holding company, serves as the Sub-advisor to the U.S. Government Fund. TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., a privately held company, serves as the Sub-advisor to the Corporate Income Fund. Janus Capital Corporation ("Janus"), an indirect majority-owned subsidiary of Kansas City Southern Industries, Inc., which is a publicly traded holding company, serves as the Sub-advisor to the Growth and Emerging Growth Funds. Warburg Pincus Asset Management, Inc. (formerly Warburg, Pincus Counsellors, Inc.) ("Warburg"), a privately held corporation, serves as the Sub-advisor to the International Growth Fund. Each of the foregoing sub-advisors is referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors".

The Trust pays Sierra Advisors a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund during the month, out of which Sierra Advisors pays the Sub-advisor of each Fund a monthly fee, in arrears, at annual rates as follows:

                                     FEES ON         FEES ON
                                 ASSETS EQUAL TO      ASSETS
                                  OR LESS THAN      EXCEEDING
             NAME OF FUND         $500 MILLION     $500 MILLION
             ------------        --------------- ----------------
      Global Money Fund
       Sierra Advisors..........       .35%            .25%
       Sub-advisor..............       .15%            .15%
                                       ---             ---
        Total fees paid to
         Sierra Advisors*.......       .50%            .40%
                                       ===             ===
                                                     FEES ON
                                                 ASSETS EXCEEDING
                                     FEES ON     $200 MILLION AND   FEES ON
                                 ASSETS EQUAL TO   EQUAL TO OR       ASSETS
                                  OR LESS THAN      LESS THAN      EXCEEDING
                                  $200 MILLION     $500 MILLION   $500 MILLION
                                 --------------- ---------------- ------------
      Short Term High Quality
       Bond Fund
       Sierra Advisors..........       .35%            .35%           .30%
       Sub-advisor..............       .15%            .10%           .10%
                                       ---             ---            ---
        Total fees paid to Si-
         erra Advisors*.........       .50%            .45%           .40%
                                       ===             ===            ===
      Short Term Global Govern-
       ment Fund
       Sierra Advisors..........       .47%            .65%           .55%
       Sub-advisor..............       .28%            .10%           .10%
                                       ---             ---            ---
        Total fees paid to Si-
         erra Advisors*.........       .75%            .75%           .65%
                                       ===             ===            ===

                           THE SIERRA VARIABLE TRUST

                                                              WHEN "COMBINED ASSETS"**
                                 WHEN "COMBINED ASSETS"**     EXCEED $650 MILLION AND
                                ARE EQUAL TO OR LESS THAN       ARE EQUAL TO OR LESS       WHEN "COMBINED ASSETS"**
                                       $650 MILLION               THAN $1 BILLION             EXCEED $1 BILLION
                               ---------------------------- ---------------------------- ----------------------------
                                   FEES ON       FEES ON        FEES ON       FEES ON        FEES ON       FEES ON
                               ASSETS EQUAL TO    ASSETS    ASSETS EQUAL TO    ASSETS    ASSETS EQUAL TO    ASSETS
                                OR LESS THAN    EXCEEDING    OR LESS THAN    EXCEEDING    OR LESS THAN    EXCEEDING
            NAME OF FUND        $500 MILLION   $500 MILLION  $500 MILLION   $500 MILLION  $500 MILLION   $500 MILLION
            ------------       --------------- ------------ --------------- ------------ --------------- ------------
      U.S. Government Fund
       Sierra Advisors........      .415%          .315%          .45%          .35%           .50%          .40%
       Sub-advisor**..........      .185%          .185%          .15%          .15%           .10%          .10%
                                    ----           ----           ---           ---            ---           ---
        Total fees paid to
         Sierra Advisors*.....      .600%          .500%          .60%          .50%           .60%          .50%
                                    ====           ====           ===           ===            ===           ===

                                                   FEES ON       FEES ON
                                               ASSETS EQUAL TO    ASSETS
                                                OR LESS THAN    EXCEEDING
                                                $500 MILLION   $500 MILLION
                                               --------------- ------------
      Corporate Income Fund
       Sierra Advisors........................       .35%          .25%
       Sub-advisor............................       .30%          .25%
                                                     ---           ---
        Total fees paid to Sierra Advisors*...       .65%          .50%
                                                     ===           ===

                                                   FEES ON          FEES ON          FEES ON
                                               ASSETS EXCEEDING ASSETS EXCEEDING ASSETS EXCEEDING
                                   FEES ON       $100 MILLION     $200 MILLION     $400 MILLION     FEES ON
                               ASSETS EQUAL TO   AND EQUAL TO     AND EQUAL TO     AND EQUAL TO      ASSETS
                                OR LESS THAN     OR LESS THAN     OR LESS THAN     OR LESS THAN    EXCEEDING
                                $100 MILLION     $200 MILLION     $400 MILLION     $500 MILLION   $500 MILLION
                               --------------- ---------------- ---------------- ---------------- ------------
      Growth and Income Fund
       Sierra Advisors........       .35%            .35%             .35%             .35%           .275%
       Sub-advisor............       .45%            .40%             .35%             .30%           .300%
                                     ---             ---              ---              ---            ----
        Total fees paid to
         Sierra Advisors*.....       .80%            .75%             .70%             .65%           .575%
                                     ===             ===              ===              ===            ====

                                     FEES ON         FEES ON
                                 ASSETS EQUAL TO      ASSETS
                                  OR LESS THAN      EXCEEDING
                                   $25 MILLION     $25 MILLION
                                 --------------- ----------------
      Growth Fund
       Sierra Advisors..........       .40%            .375%
       Sub-advisor..............       .55%            .500%
                                       ---             ----
        Total fees paid to
         Sierra Advisors*.......       .95%            .875%
                                       ===             ====
                                                     FEES ON
                                                 ASSETS EXCEEDING
                                     FEES ON     $25 MILLION AND    FEES ON
                                 ASSETS EQUAL TO   EQUAL TO OR       ASSETS
                                  OR LESS THAN      LESS THAN      EXCEEDING
                                   $25 MILLION     $500 MILLION   $500 MILLION
                                 --------------- ---------------- ------------
      Emerging Growth Fund
       Sierra Advisors..........       .35%             .35%          .25%
       Sub-advisor..............       .55%             .50%          .50%
                                       ---             ----           ---
        Total fees paid to Si-
         erra Advisors*.........       .90%             .85%          .75%
                                       ===             ====           ===

                           THE SIERRA VARIABLE TRUST

                                                     FEES ON
                                                 ASSETS EXCEEDING
                                     FEES ON     $50 MILLION AND    FEES ON
                                 ASSETS EQUAL TO   EQUAL TO OR       ASSETS
                                  OR LESS THAN      LESS THAN      EXCEEDING
             NAME OF FUND          $50 MILLION     $125 MILLION   $125 MILLION
             ------------        --------------- ---------------- ------------
      International Growth Fund
       Sierra Advisors                 .45%            .35%           .25%
       Sub-advisor..............       .50%            .50%           .50%
                                       ---             ---            ---
        Total fees paid to
         Sierra Advisors*.......       .95%            .85%           .75%
                                       ===             ===            ===

     ------------
      * Sierra Advisors retains only the net amount of the fees after sub-advisory fees have been paid.
     ** The monthly fee paid to BlackRock is based upon the combined average daily net assets of the U.S. Government Fund and the Sierra Trust Fund's U.S. Government Fund (together, the "Combined Assets").

As investment advisor to the Portfolios, Sierra Services provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, Sierra Services is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

Sierra Advisors, certain Sub-advisors, and Sierra Services may voluntarily waive fees payable to them from time to time. Any fee waivers by a Sub-advisor may be retained by Sierra Advisors, or Sierra Advisors may pass part or all of such fee waivers through to the Funds.

Fees voluntarily waived by Sierra Advisors for the year ended December 31, 1997 are as follows:

                               NAME OF FUND                          FEES WAIVED
                               ------------                          -----------
      Global Money Fund.............................................   $29,077
      Short Term High Quality Bond Fund.............................     3,755

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to each Fund and Portfolio. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as sub-administrator and transfer agent to each Fund and Portfolio. For its services as administrator, each Fund or Portfolio pays Sierra Administration a monthly fee at an annual rate of .18% and .15%, respectively, of the value of each Fund's or Portfolio's average daily net assets. Out of its fee, Sierra Administration pays First Data Investor Services Group, Inc. for its services as sub-administrator. The Trust pays First Data Investor Services Group, Inc. for its services as transfer agent and for certain related out-of-pocket expenses.

Fees voluntarily waived and expenses absorbed by Sierra Administration for the year ended December 31, 1997 are as follows:

                      NAME OF FUND                 FEES WAIVED EXPENSES ABSORBED
                      ------------                 ----------- -----------------
      Capital Growth Portfolio....................    $ 265         $26,463
      Growth Portfolio............................      665          27,116
      Balanced Portfolio..........................    1,274          29,258
      Value Portfolio.............................       25          19,620
      Income Portfolio............................      --            5,469

The Trust also pays Boston Safe Deposit and Trust Company ("Boston Safe"), the Trust's custodian, certain custodial transaction charges. Boston Safe is a wholly-owned subsidiary of Mellon Bank Corporation.

                           THE SIERRA VARIABLE TRUST

Custodian fees have been reduced by credits allowed by Boston Safe for the year ended December 31, 1997 as follows:

                                                                     CREDITS
                                                                  ALLOWED BY THE
                             NAME OF FUND                           CUSTODIAN
                             ------------                         --------------
      Global Money Fund..........................................     $  441
      Short Term High Quality Bond Fund..........................        426
      Short Term Global Government Fund..........................        696
      U.S. Government Fund.......................................      3,098
      Corporate Income Fund......................................        626
      Growth and Income Fund.....................................      1,415
      Growth Fund................................................      6,420
      Emerging Growth Fund.......................................      3,184
      International Growth Fund..................................      1,062
      Capital Growth Portfolio...................................        144
      Growth Portfolio...........................................        237
      Balanced Portfolio.........................................        224
      Value Portfolio............................................         26

4. TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries, the Sub-advisors or First Data Investor Services Group, Inc., or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each unaffiliated Trustee, $5,000 per annum plus $1,250 per board meeting attended, $1,000 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses. The Lead Trustee receives one and a half times the normal Trustee's compensation. The Chairman of the Audit Committee receives $1,500 per audit committee meeting attended.

For the year ended December 31, 1997, Sierra Advisors reimbursed the Funds and the Portfolios for Trustees fees in the amount of $7,484 for all special meetings held with regards to the sale of Sierra Capital Management Corporation, as well as, to the merger between GWFC and Washington Mutual, Inc. ("Washington Mutual").

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the Trust's assets.

                           THE SIERRA VARIABLE TRUST

5. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1997 were as follows:

                        NAME OF FUND                    PURCHASES      SALES
                        ------------                   ------------ -----------
      Short Term High Quality Bond Fund............... $  1,559,963 $ 2,998,737
      Short Term Global Government Fund...............   13,592,038  14,403,675
      U.S. Government Fund............................   12,039,466   5,988,971
      Corporate Income Fund...........................    5,404,889  12,269,016
      Growth and Income Fund..........................  109,412,719  91,679,286
      Growth Fund.....................................  166,754,109 173,243,569
      Emerging Growth Fund............................   52,086,801  67,308,125
      International Growth Fund.......................   46,840,009  56,620,345
      Capital Growth Portfolio........................      657,400      38,403
      Growth Portfolio................................    1,615,878     357,368
      Balanced Portfolio..............................    2,613,755     218,225
      Value Portfolio.................................      118,561       2,549
      Income Portfolio................................        2,906       2,929

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 1997 were as follows:

                       NAME OF FUND                    PURCHASES      SALES
                       ------------                   ------------ ------------
      Short Term High Quality Bond Fund.............. $  3,381,901 $  3,009,672
      Short Term Global Government Fund..............          --       466,345
      U.S. Government Fund...........................  124,536,213  143,920,015
      Corporate Income Fund..........................   13,014,006   12,918,837

At December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                        TAX BASIS    TAX BASIS
                                                        UNREALIZED   UNREALIZED
                        NAME OF FUND                   APPRECIATION DEPRECIATION
                        ------------                   ------------ ------------
      Short Term High Quality Bond Fund............... $   168,192   $    6,948
      Short Term Global Government Fund...............     102,262      681,678
      U.S. Government Fund............................   2,917,482       42,343
      Corporate Income Fund...........................   2,639,615      469,176
      Growth and Income Fund..........................  13,365,654    2,326,216
      Growth Fund.....................................  17,377,429    4,007,843
      Emerging Growth Fund............................   9,416,720      666,272
      International Growth Fund.......................   4,984,558    4,208,468
      Capital Growth Portfolio........................       3,307       11,975
      Growth Portfolio................................       8,289       42,712
      Balanced Portfolio..............................      21,253       35,528
      Value Portfolio.................................         272          275

Option activity for the Short Term High Quality Bond Fund for the year ended December 31, 1997 was as follows:

                                                                      NUMBER OF
      WRITTEN OPTIONS:                                      PREMIUMS  CONTRACTS
      ----------------                                      --------  ---------
      Options outstanding at December 31, 1996............. $ 3,552    725,000
      Options written......................................   3,589    725,000
      Options expired......................................  (3,589)  (725,000)
      Options closed.......................................  (3,552)  (725,000)
                                                            -------   --------
      Options outstanding at December 31, 1997.............  $    0          0
                                                            =======   ========

                           THE SIERRA VARIABLE TRUST

Option activity for the Short Term Global Government Fund for the year ended December 31, 1997 was as follows:

                                                                  NUMBER OF
      WRITTEN OPTIONS ON FOREIGN CURRENCY:           PREMIUMS     CONTRACTS
      ------------------------------------           ---------  --------------
      Options outstanding at December 31, 1996...... $  34,280   4,003,600,000
      Options written...............................   220,552   3,827,920,000
      Options expired...............................   (16,842)     (1,380,000)
      Options closed................................  (113,363)    (17,193,500)
      Options exercised.............................  (113,022) (7,812,396,500)
                                                     ---------  --------------
      Options outstanding at December 31, 1997...... $  11,605         550,000
                                                     =========  ==============

Information regarding dollar roll transactions by the U.S. Government and Corporate Income Funds is as follows:

                                                     U.S. GOVERNMENT  CORPORATE
      DOLLAR ROLL TRANSACTIONS:                           FUND       INCOME FUND
      -------------------------                      --------------- -----------
      Maximum amount outstanding during the peri-
       od..........................................    $10,194,376   $3,061,563
      Average amount outstanding during the peri-
       od*.........................................    $ 3,794,359   $  567,141
      Average monthly shares outstanding during the
       period......................................      6,388,215    5,392,785
      Average debt per share outstanding during the
       period......................................    $      0.59   $     0.21

     ------------
     * The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1997.

Fee income earned for the year ended December 31, 1997 by the U.S. Government and Corporate Income Funds for dollar roll transactions aggregated $66,904 and $22,032, respectively.

Information regarding reverse repurchase agreement transactions by the U.S. Government Fund is as follows:

Reverse Repurchase Agreement for the U.S. Government Fund:

         FACE                                                         MARKET
        VALUE                                                         VALUE
        -----                                                       ----------
      $2,831,625 Reverse Repurchase Agreement with Lehman
                  Brothers, 6.300% dated 12/30/1997, to be
                  repurchased at $2,836,085 on 01/08/1998,
                  collateralized by $2,700,000 U.S. Treasury
                  Note, 6.250% due 06/30/2002....................   $2,831,625
                                                                    ----------

      REVERSE REPURCHASE AGREEMENTS:
      ------------------------------
      Maximum amount outstanding during the period................. $15,642,013
      Average amount outstanding during the period*................ $ 7,803,559
      Average monthly shares outstanding during the period.........   6,388,215
      Average debt per share outstanding during the period......... $      1.22

     ------------
     * The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 1997.

Interest rates ranged from 3.40% to 6.30% during the period. Interest incurred for the year ended December 31, 1997, on borrowings by the Fund under reverse repurchase agreements aggregated $400,422.

6. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

7. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Global Money, Short Term Global Government, U.S. Government, Corporate Income, Growth and International Growth Funds and the Portfolios, including the fees and expenses of registering and qualifying each Fund's and Portfolio's shares for distribution under Federal and state securities regulations,

                           THE SIERRA VARIABLE TRUST
are being amortized on a straight-line basis over a period of 60 months from commencement of operations of each Fund and Portfolio. In the event any of the initial shares of a Fund or Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of the applicable Fund's and Portfolio's unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund or Portfolio outstanding at the time of such redemption.

8. CAPITAL LOSS CARRYFORWARDS

At December 31, 1997, the following Funds had available for federal income tax purposes unused capital losses as follows:

            NAME OF FUND       EXPIRING IN 2002 EXPIRING IN 2003 EXPIRING IN 2004 EXPIRING IN 2005
            ------------       ---------------- ---------------- ---------------- ----------------
      Short Term High Quality
       Bond Fund..............    $   87,775       $   71,035        $241,115         $ 75,877
      Short Term Global Gov-
       ernment Fund...........        89,073           91,070           --              58,016
      U.S. Government Fund....       750,083        1,366,480           --             151,690
      Corporate Income Fund...     1,219,634          878,516         144,318            --
      Balanced Portfolio......        --               --               --               4,669

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 1997, the following Funds have elected to defer losses occurring between November 1, 1997 and December 31, 1997 under these rules, as follows:

                                                                      CAPITAL
                                                                       LOSSES
                               NAME OF FUND                           DEFERRED
                               ------------                          ----------
      Short Term High Quality Bond Fund............................. $    4,360
      Short Term Global Government Fund.............................     70,931
      U.S. Government Fund..........................................     45,358
      Corporate Income Fund.........................................     71,887
      International Growth Fund.....................................  4,906,628

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 1997.

9. GEOGRAPHIC AND INDUSTRY CONCENTRATION

All Funds, except the U.S. Government Fund, may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

In addition, the Money Fund may invest at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

10. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until Sierra Services determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may: invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on

                           THE SIERRA VARIABLE TRUST
such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Capital Growth Portfolio can invest as much as 50% of its total assets in the Growth Fund and as much as 50% of its total assets in the Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios invest as much as 50% of their total assets in the Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, Sierra Services, the investment advisor and distributor of each Portfolio, and Sierra Advisors, the investment advisor of the Underlying Funds, are both wholly-owned subsidiaries of SCMC. Also, Sierra Services is the distributor of the shares of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by Sierra Services. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. Sierra Advisors, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds; Sierra Services, representing the interest of the shareholders of the Portfolios, is also committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. Sierra Advisors and Sierra Services will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same investment professionals.

11. SUBSEQUENT EVENT

Effective January 17, 1998, Scudder resigned as sub-advisor to the Short Term High Quality Bond and Short Term Global Government Funds. Until a sub-advisor is selected and approved, the advisor has made arrangements to have the funds sub-advised by Composite Research & Management, an affiliate of Washington Mutual.

On January 30, 1998, the Short Term High Quality Bond Fund acquired the assets and certain liabilities of the Short Term Global Government Fund, in a taxable exchange for shares of the Short Term High Quality Bond Fund, pursuant to a plan of reorganization approved by the Short Term Global Government Fund's shareholders. Total shares issued, the value of the shares issued, and the total net assets of the Short Term High Quality Bond Fund were $7,335,547, $17,927,046 and $11,943,903, respectively. The total net assets of the Short Term Global Government Fund were $17,927,046. The total net assets of the Short Term High Quality Bond Fund after the acquisition was $29,870,949.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDER OF THE SIERRA VARIABLE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, the statement of cash flows for the U.S. Government Fund, the statements of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nine funds and five portfolios constituting The Sierra Variable Trust (the "Trust"), at December 31, 1997, the results of each of their operations, the cash flows for the U.S. Government Fund, the changes in each of their net assets and the financial highlights of each of the funds and portfolios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
BOSTON, MASSACHUSETTS
FEBRUARY 20, 1998

 SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
                           THE SIERRA VARIABLE TRUST
  At a special meeting of the Trust held on December 23, 1997, the following actions were taken:

  (1) To consider and act upon a proposal to elect a Board of Trustees of the Trust (voted on by the shareholders of the Trust as a whole).

                                                 AGAINST
                                                   OR
                                        FOR     WITHHOLD  ABSTAINED   TOTAL*
                                     ---------- --------- --------- ----------
                                     74,714,546 1,885,559    --     76,600,105

  (2) To approve a new Investment Management Agreement between the Trust, on behalf of each Fund and Portfolio, and Composite Research & Management Co. ("Composite") (voted on separately by shareholders of each Fund and Portfolio).

                                                 AGAINST
                                                   OR
                                        FOR     WITHHELD  ABSTAINED   TOTAL*
                                     ---------- --------- --------- ----------
   Global Money Fund................ 27,226,762   814,456 3,408,593 31,449,815
   Short Term High Quality Bond
    Fund............................  4,278,810   308,100   357,223  4,944,132
   U.S. Government Fund.............  5,242,596   143,756   740,986  6,127,345
   Corporate Income Fund............  4,488,117   144,338   420,692  5,053,151
   Growth and Income Fund...........  5,143,764   120,210   535,184  5,799,161
   Growth Fund......................  6,800,178   302,719   679,821  7,782,722
   Emerging Growth Fund.............  2,825,092   117,905   240,115  3,183,116
   International Growth Fund........  3,898,974   193,075   312,836  4,404,893
   Capital Growth Portfolio.........     49,466    --        --         49,466
   Growth Portfolio.................    104,060    --        --        104,060
   Balanced Portfolio...............    175,548    23,210    --        198,762
   Value Portfolio..................      9,807    --        --          9,807

  (3) To approve a proposal which would authorize the Board of Trustees to replace or appoint investment sub-advisers for each Fund without the necessity of seeking share approval (voted on separately by shareholders of each Fund).

                                                 AGAINST
                                                   OR
                                        FOR     WITHHELD  ABSTAINED   TOTAL*
                                     ---------- --------- --------- ----------
   Global Money Fund................ 26,559,097 1,833,514 3,057,201 31,449,815
   Short Term High Quality Bond
    Fund............................  4,085,476   316,623   542,029  4,944,132
   U.S. Government Fund.............  5,044,535   426,274   656,529  6,127,345
   Corporate Income Fund............  4,262,887   350,801   439,459  5,053,151
   Growth and Income Fund...........  4,868,034   427,443   503,667  5,799,161
   Growth Fund......................  6,437,191   609,605   735,922  7,782,722
   Emerging Growth Fund.............  2,671,824   268,046   243,242  3,183,116
   International Growth Fund........  3,787,939   288,399   328,552  4,404,893

  (4) To approve a new Investment Sub-Advisory Agreement for the Growth Fund between Composite and Janus Capital Corporation ("Janus") (voted on by the shareholders of the Growth Fund only).

                                                 AGAINST
                                                   OR
                                        FOR     WITHHELD  ABSTAINED   TOTAL*
                                     ---------- --------- --------- ----------
                                      6,975,632   181,516   625,567  7,782,722

  (5) To approve a new Investment Sub-Advisory Agreement for the Emerging Growth Fund between Composite and Janus Capital Corporation ("Janus") (voted on by the shareholders of the Emerging Growth Fund only).

                                                 AGAINST
                                                   OR
                                        FOR     WITHHELD  ABSTAINED   TOTAL*
                                     ---------- --------- --------- ----------
                                      2,821,636    69,129   292,348  3,183,116

  (6) To approve a new Investment Sub-Advisory Agreement for the International Growth Fund between Composite and Warburg Pincus Asset Management Inc., (voted on by shareholders of the International Growth Fund only).

                                                 AGAINST
                                                   OR
                                        FOR     WITHHELD  ABSTAINED   TOTAL*
                                     ---------- --------- --------- ----------
                                      3,949,119   113,583   342,187  4,404,893

  (7) To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all the assets of the Short Term Global Government Fund to the Short Term High Quality Bond Fund and the assumption by the Short Term High Quality Bond Fund of all of the liabilities of the Short Term Global Government Fund, and the distribution of such shares to the shareholders of the Short Term High Quality Bond Fund in complete liquidation of the Fund (voted on by shareholders of the Short Term Global Government Fund only).

                                                 AGAINST
                                                   OR
                                        FOR     WITHHELD  ABSTAINED   TOTAL*
                                     ---------- --------- --------- ----------
                                      6,245,017   145,151 1,103,504  7,493,675
------------
*Votes for, against or withheld and abstained may not add up to the total due to rounding of fractional shares.

   This material is not an offer to sell nor a solicitation to buy The Sierra Advantage Variable Annuity, Sierra Asset Manager Variable Annuity or shares of The Sierra Variable Trust. It is not authorized for distribution unless preceded or accompanied by a current prospectus that includes information regarding the risk factors, expenses, policies, and objectives of The Sierra Advantage Variable Annuity and Sierra Asset Manager Variable Annuity programs. Please read it carefully before investing. Sierra Advantage may not be available for sale in all states.


 Shares of The Sierra Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, the depository institution. These securities are subject to investment risk, including possible loss of principal amount invested.